UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Andrea E. Kuchli, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Item 1. Report to Stockholders.

Annual Report

November 30, 2018

Alerian MLP ETF (NYSE ARCA: AMLP)
Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF

CONTENTS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Alerian Energy Infrastructure ETF
Schedule of Investments	14
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Additional Information	31
Trustees & Officers	33

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2018 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Underlying Index” or “AMZI”). The Shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2017 to November 30, 2018 the Fund delivered a total return of -0.55%. This compares to the Fund’s Underlying Index, which was down -7.06% on a price-return basis and up 0.38% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-corporation structure.

During the period, the Fund paid four distributions:

•	$0.2066 on February 15, 2018
•	$0.2066 on May 17, 2018
•	$0.2066 on August 16, 2018
•	$0.1913 on November 15, 2018

For distributions reflecting the third calendar quarter of 2018, twelve of the 25 constituents in the AMZI increased their distributions, eleven MLPs maintained their distributions, and two MLPs lowered their distributions.

During the period, NGL Energy Partners (NGL), Crestwood Equity Partners (CEQP), Cheniere Energy Partners (CQP), and Enable Midstream Partners (ENBL) were added to the Underlying Index. Dominion Energy Midstream Partners (DM) was removed from the Underlying Index. Multiple constituents were removed from the Underlying Index in special rebalancings in conjunction with acquisitions. Constituents removed in relation to their acquisition by another entity included Boardwalk Pipeline Partners (BWP), Rice Midstream Partners (RMP), and Williams Partners (WPZ). Tallgrass Energy Partners LP (TEP) merged with Tallgrass Energy GP (TEGP), and Tallgrass Energy (TGE) is the surviving Underlying Index constituent. Energy Transfer Partners (ETP) merged with Energy Transfer Equity (ETE), and Energy Transfer LP (ET) is the surviving constituent in the Underlying Index.

There were no methodology updates for the Underlying Index for the time period.

Energy infrastructure MLPs rose from the start of the period through January, against a backdrop of rising West Texas Intermediate (WTI) oil prices. Though WTI oil prices would reach higher levels, the end of January proved to be the peak for the AMZI in the period.

Uncertainty weighed on the space as companies announced reorganization transactions, which often involved the consolidation of MLPs by their parents. The Federal Energy Regulatory Commission (FERC) policy revision on March 15, 2018 further added to uncertainty, as MLPs broadly sold off on the news that they would no longer be able to include an income tax allowance in their cost-of-service pipeline rates. A July announcement from the FERC providing positive clarification helped jumpstart MLP performance, along with strong second quarter 2018 earnings results and the announced simplification of the Energy Transfer (ETE/ETP) family. The positive momentum was short-lived, as WTI oil prices sharply declined from $76 per barrel in early October to end November at $51 per barrel. While WTI fell 33.35% in that timeframe, the AMZI fell by only 12.64% on a price-return basis, outperforming other energy sectors that are more sensitive to the absolute price of oil. To be clear, MLPs are not immune to oil price swings, but the fee-based nature of their businesses makes MLPs in our view more defensive relative to other energy sectors in a falling crude price environment. Persistent oil price weakness represents a risk for energy infrastructure MLPs in terms of sentiment and its potential to interrupt U.S. production growth.

While MLP performance has been challenged, we believe that current fundamentals remain strong. The record high production of oil and natural gas in the U.S. has created strong demand for energy infrastructure assets, with MLPs continuing to announce new growth projects to facilitate rising production. Notably, the US became the world’s largest oil producer in 2018, and US energy exports continue to increase, requiring new pipelines and export facilities. As volume-driven businesses, MLPs stand to benefit from growing energy production and rising exports from the US.

Many MLPs have made strides this year to better position their businesses by eliminating incentive distribution rights, right-sizing distributions, and shifting to rely more on retained cash flow than equity markets for funding growth projects (self-funding equity). MLP consolidation transactions and corporate restructurings have been a distraction and source of uncertainty this year, but we expect structure questions to be largely resolved in early 2019. With these growing pains starting to subside, investor focus can return to the constructive fundamentals for midstream MLPs given the staggering growth in US oil and gas production.

1 | November 30, 2018

Alerian MLP ETF

Performance Overview	November 30, 2018 (Unaudited)

Performance (as of November 30, 2018)

	1 Year	3 Year	5 Year	Since Inception^
Alerian MLP ETF – NAV	-0.55%	-0.32%	-4.64%	1.55%
Alerian MLP ETF – Market Price*	-0.66%	-0.41%	-4.66%	1.53%
Alerian MLP Infrastructure Index	0.38%	0.58%	-5.10%	3.87%
Alerian MLP Total Return Index**	1.21%	1.00%	-5.16%	3.45%
S&P 500® Total Return Index**	6.27%	12.16%	11.12%	14.76%

Total Expense Ratio (per the current prospectus) 0.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective June 29, 2018, the Fund replaced the S&P 500 Index as the Fund’s primary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new primary benchmark, the Alerian MLP Total Return Index, more closely aligns with the Fund’s investment strategies and investment restrictions.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2018

Alerian MLP ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Magellan Midstream Partners LP	10.39%
Enterprise Products Partners LP	10.30%
Plains All American Pipeline LP	9.84%
Energy Transfer LP	9.62%
MPLX LP	9.56%
Western Gas Partners LP	4.47%
Buckeye Partners LP	4.33%
EQM Midstream Partners LP	3.97%
Andeavor Logistics LP	3.33%
Tallgrass Energy LP	3.16%
Total % of Top 10 Holdings	68.97%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2018 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Acra, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”). The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2017, to November 30, 2018, the Fund delivered a total return of -6.27%. This compares to the Fund’s Underlying Index, which fell -10.88% on a price return basis and fell -5.47% on a total return basis.

During the period, the Fund paid four distributions:

•	$0.04878 on December 28, 2017
•	$0.17445 on March 29, 2018
•	$0.19209 on June 28, 2018
•	$0.16953 on September 27, 2018

The Underlying Index name was changed in June from the Alerian Energy Infrastructure Index to the Alerian Midstream Energy Select Index. The methodology was updated in July to make the AMEI a pure midstream index – a change that coincides with growing representation of C-corporations in the North American midstream universe. Utility general partners were removed from the Underlying Index. The 25% limit for companies taxed as pass-through entities was maintained. The methodology was updated again in September to, among other things, better capture the investable universe, reflect established guidelines for diversified portfolios, mirror industry trends, and minimize future Underlying Index turnover.

During the period, Antero Midstream GP (AMGP) was added to the Underlying Index. Antero Midstream Partners (AM), Archrock Inc (AROC), and Altagas Ltd (ALA) were removed. In accordance with the methodology change in July, the following companies were added: Buckeye Partners (BPL), BP Midstream Partners (BPMP), Crestwood Equity Partners (CEQP), Dominion Energy Midstream Partners (DM), Enable Midstream Partners (ENBL), Genesis Energy (GEL), Holly Energy Partners (HEP), Cheniere Energy Inc (LNG), Noble Midstream Partners (NBLX), NGL Energy Partners (NGL), NuStar Energy (NS), Shell Midstream Partners (SHLX), Summit Midstream Partners (SMLP), Tellurian (TELL), and Valero Energy Partners (VLP). The following companies were removed as part of the methodology change in July: CenterPoint Energy (CNP), Cheniere Energy Partners (CQP), Dominion Energy (D), NuStar GP Holdings (NSH), and OGE Energy (OGE).

Energy infrastructure companies rose from the start of the period through January, against a backdrop of rising West Texas Intermediate (WTI) oil prices. Though WTI oil prices would reach higher levels, the end of January proved to be the peak for the AMEI in the period.

February and March saw a series of negative headlines weigh on the energy infrastructure space, including dividend cuts from two AMEI constituents, corporate reorganizations, and a negative announcement from the Federal Energy Regulatory Commission (FERC) on March 15th related to MLP cost-of-service pipeline rates. The FERC announcement, corporate structure questions, and the potential for consolidation transactions created uncertainty in the space. Energy infrastructure companies gradually recovered from April through August as oil prices gained, fundamentals remained supportive, and the FERC announced positive clarification on their policy revision in July that was beneficial for MLPs.

Energy infrastructure companies were pressured in October and November, as WTI oil prices sharply declined from $76 per barrel in early October to end November at $51 per barrel. While WTI fell 33.35% in that timeframe, the AMEI fell by only 11.07% on a price-return basis, outperforming other energy sectors that are more sensitive to the absolute price of oil. To be clear, midstream companies are not immune to oil price swings, but the fee-based nature of their businesses makes energy infrastructure companies in our view more defensive relative to other energy sectors in a falling crude price environment. Persistent oil price weakness represents a risk for midstream companies in terms of sentiment and its potential to interrupt production growth.

Despite the recent weakness in oil prices, we believe that the fundamentals for midstream energy infrastructure in the US and Canada remain strong. The US became the world’s largest oil producer in 2018. Production of oil and natural gas in the US is at record highs, and growth is expected to continue assuming oil prices remain supportive. In Canada, oil production grew through 2018, and natural gas production has also increased relative to 2017. Combining robust production trends with a significant oil and natural gas resource base in both Canada and the US, North American midstream companies are poised to enjoy a runway of growth opportunities for years to come.

4 | November 30, 2018

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2018 (Unaudited)

Performance (as of November 30, 2018)

	1 Year	3 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	-6.27%	5.67%	-1.27%
Alerian Energy Infrastructure ETF - Market Price*	-6.32%	5.62%	-1.29%
Alerian Midstream Energy Select Index	-5.47%	6.58%	-0.45%
S&P 500® Total Return Index	6.27%	12.16%	11.59%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Midstream Energy Select Index is comprised of 32 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2018

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Enbridge, Inc.	10.83%
TransCanada Corp.	8.30%
Enterprise Products Partners LP	7.23%
Kinder Morgan, Inc.	7.21%
The Williams Cos., Inc.	6.56%
Energy Transfer LP	6.31%
Pembina Pipeline Corp.	4.86%
ONEOK, Inc.	4.84%
Plains GP Holdings LP, Class A	4.83%
Cheniere Energy, Inc.	4.71%
Total % of Top 10 Holdings	65.68%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned) Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2018

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you deter- mine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
Alerian MLP ETF
Actual	$1,000.00	$960.50	0.86%	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36
Alerian Energy Infrastructure ETF
Actual	$1,000.00	$944.60	0.65%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7 | November 30, 2018

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF (the “Funds”), two of the funds constituting the ALPS ETF Trust, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Alerian MLP ETF and Alerian Energy Infrastructure ETF of ALPS ETF Trust as of November 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

8 | November 30, 2018

Alerian MLP ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (99.90%)
Gathering & Processing | Natural Gas (24.42%)
Antero Midstream Partners LP	7,662,300	$211,939,218
Crestwood Equity Partners LP(a)	4,276,648	127,016,446
DCP Midstream LP(a)	7,897,589	269,149,833
Enable Midstream Partners LP	7,652,898	102,089,659
EnLink Midstream Partners LP	14,508,605	191,948,844
MPLX LP	25,131,473	832,605,701
Western Gas Partners LP(a)	8,761,525	389,362,171
Total Gathering & Processing | Natural Gas		2,124,111,872

Other | Liquefaction (1.54%)
Cheniere Energy Partners LP	3,556,159	133,996,071

Pipeline Transportation | Natural Gas (28.50%)
Energy Transfer LP	57,490,018	837,629,563
Enterprise Products Partners LP	34,168,565	896,924,831
EQM Midstream Partners LP(a)	7,247,759	345,428,194
Spectra Energy Partners LP	7,140,312	258,836,310
TC PipeLines LP(a)	4,728,180	140,852,482
Total Pipeline Transportation | Natural Gas		2,479,671,380

Pipeline Transportation | Petroleum (45.44%)
Andeavor Logistics LP	7,757,837	289,522,477
Buckeye Partners LP(a)	12,761,673	377,235,054
Enbridge Energy Partners LP	18,820,309	204,576,759
Genesis Energy LP(a)	9,545,334	210,474,615
Holly Energy Partners LP	3,990,405	112,250,093
Magellan Midstream Partners LP(a)	14,961,861	904,893,353
NGL Energy Partners LP(a)	9,846,434	91,374,908
NuStar Energy LP(a)	8,525,973	206,072,767
Phillips 66 Partners LP	4,707,195	220,767,445
Plains All American Pipeline LP(a)	37,215,207	857,066,217
Shell Midstream Partners LP	10,799,735	203,467,007
Tallgrass Energy LP	12,885,583	275,236,053
Total Pipeline Transportation | Petroleum		3,952,936,748

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $9,902,370,992)		8,690,716,071
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.17%)
State Street Institutional Treasury Plus Money Market Fund	2.146%	15,209,446	$15,209,446
TOTAL SHORT TERM INVESTMENTS
(Cost $15,209,446)			15,209,446

TOTAL INVESTMENTS (100.07%)
(Cost $9,917,580,438)			$8,705,925,517
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.07%)			(6,177,490)
NET ASSETS - 100.00%			$8,699,748,027

(a)	Affiliated Company. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

9 | November 30, 2018

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2018

ASSETS:
Investments, at value	$4,786,999,477
Investments in affiliates, at value	3,918,926,040
Receivable for investments sold	1,909,495
Interest receivable	32,724
Deferred tax asset (Note 2)	–	(a)
Income tax receivable	300,000
Total Assets	8,708,167,736

LIABILITIES:
Payable for shares redeemed	1,910,433
Franchise tax payable	241,367
Payable to adviser	6,267,909
Total Liabilities	8,419,709
NET ASSETS	$8,699,748,027

NET ASSETS CONSIST OF:
Paid-in capital	$10,659,061,183
Distributable earnings	(1,959,313,156)
NET ASSETS	$8,699,748,027

INVESTMENTS, AT COST	$5,237,798,883
INVESTMENTS IN AFFILIATES, AT COST	4,679,781,555

PRICING OF SHARES
Net Assets	$8,699,748,027
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	910,762,100
Net Asset Value, offering and redemption price per share	$9.55

(a)	Net Deferred Tax Asset of $207,701,445 is offset 100% by Valuation Allowance.

See Notes to Financial Statements.

10 | November 30, 2018

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2018

INVESTMENT INCOME:
Distributions from master limited partnerships	$757,687,821
Less return of capital distributions	(757,687,821)
Total Investment Income	–

EXPENSES:
Franchise tax expense	427,419
Investment adviser fee	83,031,267
Total Expenses	83,458,686
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(83,458,686)
Deferred income tax benefit/(expense)	–
NET INVESTMENT LOSS	(83,458,686)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments, before income taxes	784,053,390
Net realized gain on affiliated investments, before income taxes	389,480,453
Deferred income tax benefit/(expense)	–
Net realized gain	1,173,533,843
Net change in unrealized depreciation on investments, before income taxes	(295,853,607)
Net change in unrealized depreciation on affiliated investments, before income taxes	(713,593,458)
Deferred income tax benefit/(expense)	–
Net change in unrealized depreciation	(1,009,447,065)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	164,086,778
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,628,092

See Notes to Financial Statements.

11 | November 30, 2018

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment loss	$(83,458,686)	$(182,634,315)
Net realized gain/(loss)	1,173,533,843	(62,647,432)
Net change in unrealized depreciation	(1,009,447,065)	(774,374,707)
Net increase/(decrease) in net assets resulting from operations	80,628,092	(1,019,656,454)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(763,495,134)	–
From tax return of capital	–	(738,470,998)
Total distributions	(763,495,134)	(738,470,998)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,121,090,140	2,858,164,282
Cost of shares redeemed	(3,143,758,848)	(1,072,772,241)
Net increase/(decrease) from share transactions	(22,668,708)	1,785,392,041

Net increase/(decrease) in net assets	(705,535,750)	27,264,589

NET ASSETS:
Beginning of year	9,405,283,777	9,378,019,188
End of year	$8,699,748,027	$9,405,283,777 (a)

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	907,362,100	761,612,100
Shares sold	301,050,000	238,500,000
Shares redeemed	(297,650,000)	(92,750,000)
Shares outstanding, end of period	910,762,100	907,362,100

(a)	For the year ended November 30, 2017, net assets included accumulated net investment loss, net of deferred income taxes of $(390,629,039).

See Notes to Financial Statements.

12 | November 30, 2018

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.37	$12.31	$12.25	$18.10	$17.69

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.09)	(0.22)	0.04	(0.13)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.08	(0.86)	1.04	(4.53)	1.70
Total from investment operations	(0.01)	(1.08)	1.08	(4.66)	1.54

DISTRIBUTIONS:
From net realized gains	(0.81)	–	–	–	(0.73)
From tax return of capital	–	(0.86)	(1.02)	(1.19)	(0.40)
Total distributions	(0.81)	(0.86)	(1.02)	(1.19)	(1.13)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.82)	(1.94)	0.06	(5.85)	0.41
NET ASSET VALUE, END OF PERIOD	$9.55	$10.37	$12.31	$12.25	$18.10
TOTAL RETURN(b)	(0.55)%	(9.27)%	9.76%	(26.84)%	8.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,699,748	$9,405,284	$9,378,019	$7,203,754	$9,349,001

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(c)	0.85%	0.41%	1.42%	(11.40)%	5.43%
Expenses (including current and deferred tax expenses/benefits)(d)	0.85%	1.81%	(0.36)%	1.57%	0.55%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85)%	(0.85)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(d)	(0.85)%	(1.81)%	0.36%	(1.57)%	(0.55)%
PORTFOLIO TURNOVER RATE(e)	26%	23%	31%	21%	29%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2018

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (32.06%)
Energy (32.06%)
Enbridge, Inc.	136,074	$4,471,449
Gibson Energy, Inc.	38,332	615,955
Inter Pipeline, Ltd.	102,607	1,649,558
Keyera Corp.	54,713	1,198,320
Pembina Pipeline Corp.	59,546	2,007,798
TransCanada Corp.	83,610	3,426,459
Total Energy		13,369,539

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $15,353,659)		13,369,539

U.S. ENERGY INFRASTRUCTURE COMPANIES (24.33%)
Energy (22.35%)
Cheniere Energy, Inc.(a)	31,849	1,946,611
Kinder Morgan, Inc.	174,382	2,976,701
ONEOK, Inc.	32,523	1,997,888
SemGroup Corp., Class A	20,824	337,973
Targa Resources Corp.	42,170	1,882,047
Tellurian, Inc.(a)(b)	24,489	177,055
Total Energy		9,318,275

Industrials (1.98%)
Macquarie Infrastructure Corp.	19,798	825,577

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $12,175,964)		10,143,852

U.S. ENERGY INFRASTRUCTURE MLPS (26.00%)
Energy (26.00%)
Andeavor Logistics LP	6,808	254,074
BP Midstream Partners LP	3,659	61,727
Buckeye Partners LP	11,251	332,579
Crestwood Equity Partners LP	3,753	111,464
Dominion Energy Midstream Partners LP	3,770	70,047
Enable Midstream Partners LP	6,717	89,605
Energy Transfer LP	178,836	2,605,640
Enterprise Products Partners LP	113,687	2,984,284
EQGP Holdings LP	9,329	186,767
Genesis Energy LP	8,379	184,757
Holly Energy Partners LP	3,502	98,511
Magellan Midstream Partners LP	17,508	1,058,884
MPLX LP	22,129	733,134
NGL Energy Partners LP	8,642	80,198
Noble Midstream Partners LP	1,652	54,731
NuStar Energy LP	7,484	180,888
Phillips 66 Partners LP	4,133	193,838
Shell Midstream Partners LP	9,480	178,603
Summit Midstream Partners LP	3,147	38,677
Tallgrass Energy LP	39,422	842,054
Valero Energy Partners LP	1,711	71,982
Security Description	Shares	Value
Energy (continued)
Western Gas Equity Partners LP	14,843	$430,150
Total Energy		10,842,594

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $13,271,964)		10,842,594

U.S. GENERAL PARTNERS (15.22%)
Energy (15.22%)
Antero Midstream GP LP	60,734	899,470
EnLink Midstream LLC	65,405	747,579
Plains GP Holdings LP, Class A	90,085	1,993,581
The Williams Cos., Inc.	106,943	2,707,797
Total Energy		6,348,427

TOTAL U.S. GENERAL PARTNERS
(Cost $8,300,766)		6,348,427

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.78%)
Money Market Fund (1.40%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $581,981)	2.146%	581,981	581,981

Investments Purchased with Collateral from Securities Loaned (0.38%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $157,170)		157,170	157,170
TOTAL SHORT TERM INVESTMENTS
(Cost $739,151)			739,151

TOTAL INVESTMENTS (99.39%)
(Cost $49,841,504)			$41,443,563
NET LIABILITIES LESS OTHER ASSETS (0.61%)			255,908
NET ASSETS - 100.00%			$41,699,471

(a)	Non-income producing security.

(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $151,512.

See Notes to Financial Statements.

14 | November 30, 2018

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2018

ASSETS:
Investments, at value	$41,443,563
Receivable for Investments Sold	356,602
Dividends receivable	78,102
Total Assets	41,878,267

LIABILITIES:
Payable to adviser	21,626
Payable for collateral upon return of securities loaned	157,170
Total Liabilities	178,796
NET ASSETS	$41,699,471

NET ASSETS CONSIST OF:
Paid-in capital	$51,340,231
Distributable earnings	(9,640,760)
NET ASSETS	$41,699,471

INVESTMENTS, AT COST	$49,841,504

PRICING OF SHARES
Net Assets	$41,699,471
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,050,000
Net Asset Value, offering and redemption price per share	$20.34

See Notes to Financial Statements.

15 | November 30, 2018

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2018

INVESTMENT INCOME:
Dividends	$1,984,970
Foreign taxes withheld	(97,842)
Securities lending income	1,206
Total Investment Income	1,888,334

EXPENSES:
Investment adviser fees	272,374
Total Expenses	272,374
NET INVESTMENT INCOME	1,615,960

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(1,673,122)
Net realized loss on foreign currency transactions	(1,967)
Net realized loss	(1,675,089)
Net change in unrealized depreciation on investments	(3,100,204)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	279
Net change in unrealized depreciation	(3,099,925)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(4,775,014)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,159,054)

See Notes to Financial Statements.

16 | November 30, 2018

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$1,615,960	$1,127,429
Net realized gain/(loss)	(1,675,089)	278,219
Net change in unrealized depreciation	(3,099,925)	(2,284,049)
Net decrease in net assets resulting from operations	(3,159,054)	(878,401)

DISTRIBUTIONS:
From distributable earnings	(882,519)	(671,029	)(a)
Dividends to shareholders from tax return of capital	(207,836)	(376,837)
Total distributions	(1,090,355)	(1,047,866)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	11,228,448	28,328,448
Cost of shares redeemed	(7,649,908)	(2,388,525)
Net increase from share transactions	3,578,540	25,939,923
Net increase/(decrease) in net assets	(670,869)	24,013,656

NET ASSETS:
Beginning of period	42,370,340	18,356,684
End of period	$41,699,471	$42,370,340	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,900,000	800,000
Shares sold	500,000	1,200,000
Shares redeemed	(350,000)	(100,000)
Shares outstanding, end of period	2,050,000	1,900,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $671,029.
(b)	For the year ended November 30, 2017, net assets included accumulated net investment loss of $(551,359).

See Notes to Financial Statements.

17 | November 30, 2018

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$22.30	$22.95	$18.97	$28.55	$24.86

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.85	0.79	0.80	0.83	0.85
Net realized and unrealized gain/(loss) on investments	(2.23)	(0.72)	3.95	(9.78)	3.40
Total from investment operations	(1.38)	0.07	4.75	(8.95)	4.25

DISTRIBUTIONS:
From net investment income	(0.47)	(0.47)	(0.63)	(0.48)	(0.56)
Tax return of capital	(0.11)	(0.25)	(0.14)	(0.15)	–
Total distributions	(0.58)	(0.72)	(0.77)	(0.63)	(0.56)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.96)	(0.65)	3.98	(9.58)	3.69
NET ASSET VALUE, END OF PERIOD	$20.34	$22.30	$22.95	$18.97	$28.55
TOTAL RETURN(b)	(6.27)%	0.21%	25.63%	(31.83)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$41,699	$42,370	$18,357	$12,331	$17,131

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.86%	3.39%	4.04%	3.31%	2.98%
PORTFOLIO TURNOVER RATE(c)	73%	37%	38%	47%	27%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

18 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (“the NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

19 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2018:

Alerian MLP ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Master Limited Partnerships	8,690,716,071	–	–	8,690,716,071
Short Term Investments	15,209,446	–	–	15,209,446
TOTAL	$8,705,925,517	$–	$–	$8,705,925,517

20 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

Alerian Energy Infrastructure ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies	13,369,539	–	–	13,369,539
U.S. Energy Infrastructure Companies	10,143,852	–	–	10,143,852
U.S. Energy Infrastructure MLPs	10,842,594	–	–	10,842,594
U.S. General Partners	6,348,427	–	–	6,348,427
Short Term Investments
Money Market Fund	581,981	–	–	581,981
Investments Purchased with Collateral from Securities Loaned	157,170	–	–	157,170
TOTAL	$41,443,563	$–	$–	$41,443,563

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded using the specific identification method. Previously, the Funds recorded realized gains and losses based on the last in, first out cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

21 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA includes changes to the corporate income tax rate, alternative minimum tax (“AMT”), and modifications to the net operating loss (“NOL”) deduction. Prior to enactment, the highest marginal federal income tax rate was 35%. The TCJA reduced the corporate rate to a flat income tax rate of 21%. The change in the rate was reflected in the Fund's NAV at the time the new tax law was enacted. The Fund may also be subject to a 20% AMT to the extent that the Fund's alternative minimum tax exceeds the Fund's regular federal income tax. For tax years beginning after December 31, 2017 the TCJA repealed the corporate AMT. The TCJA also eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. These changes may affect the Fund’s daily estimates of its current taxes and deferred tax liability and/or asset balances used in the calculation of its daily NAV. The Fund is evaluating this tax legislation for its potential effects on these estimates and for its potential effects on the amounts of income taxes actually incurred. This recent tax legislation may also affect information provided to the Fund by MLPs, information that may not be provided to the Fund on a timely basis. As disclosed above, the daily estimate of current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, which may have a material impact on the Fund’s NAV. The Fund may modify its estimates and assumptions regarding its current taxes and deferred tax liability and/or asset balances as this evaluation of the tax legislation occurs and as new information regarding the legislation or other matters becomes available, such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2018
	Current	Deferred	Total
Federal	$–	$146,588,611	$146,588,611
State	–	(10,761,406)	(10,761,406)
Valuation Allowance	–	(135,827,205)	(135,827,205)
Total tax expense/(benefit)	$–	$–	$–

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

22 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2018
Deferred tax assets:
Net operating loss carryforward	$301,745,237
Income recognized from MLP investments	520,085,998
Charitable contribution carryforward	597,721
Credit for prior year minimum tax	331,761
Accrued franchise taxes	58,742
Valuation allowance	(207,701,445)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(615,118,014)
Net Deferred Tax Asset/Liability	$–

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

The net operating loss carryforward is available to offset future taxable income. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2013	120,775,605	11/30/2033
Federal	11/30/2014	64,228,395	11/30/2034
Federal	11/30/2015	270,791,678	11/30/2035
Federal	11/30/2016	481,506,187	11/30/2036
Federal	11/30/2017	343,920,174	11/30/2037
Total		$1,281,222,039

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2013	6,600,645	Varies by State (5-20 years)
State	11/30/2014	1,500,663	Varies by State (5-20 years)
State	11/30/2015	7,185,746	Varies by State (5-20 years)
State	11/30/2016	11,572,162	Varies by State (5-20 years)
State	11/30/2017	5,829,393	Varies by State (5-20 years)
Total		$32,688,609

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. Any NOL generated in the current year can be carried forward indefinitely and any NOL generated in prior years is eligible for a two year carryback and 20 year carryforward period.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

23 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2018
Income tax expense at statutory rate	$17,872,560
State income tax benefit (net of federal benefit)	1,894,760
Permanent differences, net	(12,092,432)
Effect of tax rate change*	127,952,664
Other	199,653
Valuation allowance	(135,827,205)
Net income tax expense	$–

*	The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the TCJA as of December 22, 2017. For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%. All positions reflect enacted tax law changes and are finalized within the context of Staff Accounting Bulletin No. 118.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2018
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

For the period from inception to November 30, 2018, the Fund had no tax penalties or interest.

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2015 through November 30, 2017 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

For the year ended November 30, 2018, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

24 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

For the year ended November 30, 2018, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Alerian Energy Infrastructure ETF	$505,774	$(505,774)

The tax character of the distributions paid during the fiscal year ended November 30, 2018 and November 30, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2018
Alerian Energy Infrastructure ETF	$882,519	$–	$207,836
November 30, 2017
Alerian Energy Infrastructure ETF	$671,029	–	$376,837

As of November 30, 2018, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(2,321,194)
Net unrealized depreciation on investments	(6,346,464)
Other accumulated losses	(973,102)
Total	$(9,640,760)

As of November 30, 2018, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$8,163,697,089	$47,789,739
Gross appreciation (excess of value over tax cost)	$1,671,158,680	$2,984,743
Gross depreciation (excess of tax cost over value)	(1,128,930,252)	(9,330,919)
Net depreciation of foreign currency	–	(288)
Net unrealized appreciation/(depreciation)	$542,228,428	$(6,346,464)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$1,491,438	$829,756

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

25 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2018.

	Market Value of Securities on Loan	Cash Collateral Recieved	Non-Cash Collateral Received	Total Collateral Received
ALPS Alerian Energy Infrastructure ETF	$151,512	$157,170	$–	$157,170

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2018:

ALPS Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$157,170	$–	$–	$–	$157,170
Total Borrowings					157,170
Gross amount of recognized liabilities for securities lending (collateral received)					$157,170

26 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets, as set out below. The Adviser served under the previous investment advisory agreement, since the commencement of each Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

Fund		Advisory Fee
Alerian MLP ETF*	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.70%	greater than $15 billion up to and including $20 billion
	0.55%	greater than $20 billion up to and including $25 billion
	0.40%	greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.65%

*	Prior to June 29, 2018, the unitary advisory fee as a percentage of net assets was subject to the following breakpoints: (i) 0.85% for average net assets up to and including $10 billion, (ii) 0.80% for average net assets greater than $10 billion up to and including $15 billion, (iii) 0.755% for average net assets greater than $15 billion up to and including $20 billion, and (iv) 0.715% for average net assets greater than $20 billion.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,501,123,079	$5,741,790,353
Alerian Energy Infrastructure ETF	30,336,041	30,282,552

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$3,116,716,858	$–
Alerian Energy Infrastructure ETF	11,226,970	7,646,195

For the year ended November 30, 2018, the Alerian Energy Infrastructure ETF had in-kind net realized gain of $381,980.

27 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7.  RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2018, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Alerian MLP ETF	$339,821	$1,373,372	$196,230
Alerian Energy Infrastructure ETF	1,373,372	1,492,438	(25,885)

8. AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

28 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

For the year ended November 30, 2018, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of November 30, 2017	Purchases	Purchases In-Kind	Sales	Corporate Actions	Share Balance as of November 30, 2018	Market Value as of November 30, 2018	Dividends*	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Master Limited Partnerships
Buckeye Partners LP	11,471,355	2,084,330	3,906,427	(4,700,439)	–	12,761,673	$377,235,054	$–	$(166,026,208)	$23,092,128
Crestwood Equity Partners LP	–	4,724,984	457,716	(906,052)	–	4,276,648	127,016,446	–	(8,440,488)	3,976,564
DCP Midstream LP	7,380,879	1,255,150	2,423,112	(3,161,552)	–	7,897,589	269,149,833	–	(25,632,151)	34,834,542
EQM Midstream Partners LP(1)(2)	4,781,272	1,112,986	1,751,277	(2,387,650)	1,989,874	7,247,759	345,428,194	–	(120,601,330)	(3,348,662)
Genesis Energy LP	8,762,589	1,647,595	2,912,718	(3,777,568)	–	9,545,334	210,474,615	–	9,806,059	13,991,234
Magellan Midstream Partners LP	15,052,756	2,333,398	4,776,125	(7,200,418)	–	14,961,861	904,893,353	–	(257,966,756)	225,289,472
NGL Energy Partners LP	–	10,522,469	2,818,977	(3,495,012)	–	9,846,434	91,374,908	–	(29,568,746)	859,557
NuStar Energy LP	6,453,764	2,645,436	2,193,230	(2,766,457)	–	8,525,973	206,072,767	–	(14,198,853)	(1,502,820)
Plains All American Pipeline LP	34,141,368	6,097,765	11,323,589	(14,347,515)	–	37,215,207	857,066,217	–	88,079,660	54,737,922
TC PipeLines LP	4,253,931	852,002	1,438,223	(1,815,976)	–	4,728,180	140,852,482	–	(75,175,092)	(711,392)
Western Gas Partners LP	8,181,076	1,394,371	2,687,459	(3,501,381)	–	8,761,525	389,362,171	–	(25,226,896)	48,752,474
							$3,918,926,040	$–	$(624,950,801)	$399,971,019

Investments no longer affiliated as of November 30, 2018
Dominion Midstream Partners LP	3,944,909	45,300	853,279	(4,843,488)	–	–	$–	$–	$(9,070,121)	$(62,799,023)
Enbridge Energy Partners LP	17,579,625	2,957,845	5,773,554	(7,490,715)	–	18,820,309	204,576,759	–	(29,964,403)	(4,727,033)
MPLX LP	23,433,562	4,018,950	7,703,259	(10,024,298)	–	25,131,473	832,605,701	–	(56,022,758)	41,524,439
Rice Midstream Partners LP(2)	5,981,093	117,055	1,418,732	(1,521,479)	(5,995,401)	–	–	–	19,377,954	7,512
Tallgrass Energy LP(3)	–	6,343,788	1,179,189	(2,495,422)	7,858,028	12,885,583	275,236,053	–	(8,801,990)	4,363,699
Tallgrass Energy Partners LP(3)	3,835,924	–	879,243	(786,153)	(3,929,014)	–	–	–	(4,161,339)	11,139,840
							$1,312,418,513	$–	$(88,642,657)	$(10,490,566)

GRAND TOTAL							$5,231,344,553	$–	$(713,593,458)	$389,480,453

*	100% of the Income received was estimated as Return of Capital

(1)	On 10/12/2018, EQM Midstream Partners LP changed its name from EQT Midstream Partners LP to EQM Midstream Partners LP.

(2)	On 07/23/2018, EQM Midstream Partners LP (EQM) completed its previously announced acquisition of Rice Midstream Partners LP (RMP). At the effective time of the merger, each RMP common unit converted into the right to receive .3319 EQM common units.

(3)	On 06/30/2018, Tallgrass Energy Partners LP (TEP) and Tallgrass Energy GP (TEGP) merged to form Tallgrass Energy LP.

29 | November 30, 2018

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2018

9.  SHAREHOLDER MEETING

A Special Meeting of Shareholders of Alerian Energy Infrastructure ETF, each a series of the Trust, was held at the offices of ALPS Fund Services, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203 on August 3, 2018. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and the Adviser.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Alerian Energy Infrastructure ETF	884,085	81,344	Yes

Proposal 2: To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Alerian Energy Infrastructure ETF	679,067	286,363	Yes

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

11. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

30 | November 30, 2018

Alerian Exchange Traded Funds

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	48.71%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

31 | November 30, 2018

Alerian Exchange Traded Funds

Additional Information	November 30, 2018 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

32 | November 30, 2018

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

33 | November 30, 2018

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

34 | November 30, 2018

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All- Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

35 | November 30, 2018

Annual Report

November 30, 2018

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF

CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets & Liabilities	7
Statement of Operations	8
Statements of Changes In Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Trustees & Officers	18

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Select Sector Equal Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the Underlying Sector ETFs represent the Underlying Index as a whole.

Performance Overview

The Fund, for the twelve month period ended November 30, 2018, generated a total return of 3.66%, compared with the Fund’s Underlying Index, net of fees, which returned 1.52%. The Fund underperformed the S&P 500® Total Return Index, which returned 6.27% for the same period.

The S&P 500 Total Return Index ended 11/30/2018 up 6.27%, after an October sell-off caused the US broad-based benchmark to give back most of the year’s gains. This is after hitting its all-time high on September 20, 2018, ending that month up 11.78% from 11/30/17. The year started with a boost from corporate tax cuts, positive macro data, and strong corporate earnings and stock buybacks. After a market correction between February and March as interest rates spiked, the market rebounded throughout most of Q2 and Q3. Higher inflationary outlooks continued to drive interest rates to highs last seen in 2011, and an escalating U.S. – China trade war sent the market into a tailspin in October, down almost 8% for the month amid heightened volatility. From an FOMC perspective, the US economy saw 3 interest rate hikes in 2018, leading many investors to question whether the federal funds rate was being raised too quickly as the housing market weakened throughout the year. At the end of November 30, 2018, crude oil had fallen from its highs amid record production by the U.S. and OPEC. Despite the pull back in the equity markets, Q3 corporate earnings were largely positive, however, the U.S. – China trade war started to affect 2019 earnings estimates even with a quasi “trade truce” announced by the U.S. and China.

Compared to the S&P 500® Total Return Index, the Fund experienced a negative impact (-2.50%) from allocation effect during the period. This impact was largely driven by relative underweight to the Information Technology sector (average weight for the period of 9.81% vs. 20.01% in the S&P 500®).

The best performing fund holdings for the period were the Health Care Select Sector SPDR® Fund (XLV), which increased 16.59% and the Consumer Discretionary Select Sector SPDR® Fund (XLY), which saw a gain of 13.07%. The Financial Select Sector SPDR® Fund (XLF), the Industrial Select Sector SPDR® Fund (XLI), and the Energy Select Sector SPDR® Fund (XLE) were relatively flat over the last 12 month period ended November 30th, 2018. The worst performing fund holdings for the period were the Materials Select Sector SPDR® Fund (XLB) which dropped 6.64% and the Communication Services Select Sector SPDR® Fund (XLC) which fell 7.29%.

Looking forward we believe the Fund’s strategy of holding each of the ten sectors (with Information Technology and Telecommunication Service sectors combined) in the S&P 500® Total Return Index via the Select SPDR® Funds can result in a diversified core holding, and potential for market participation in all economic cycles through equal sector weighting.

1 | November 30, 2018

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2018 (Unaudited)

Performance (as of November 30, 2018)

	1 Year	3 Year	5 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	3.66%	10.39%	9.36%	13.87%
ALPS Equal Sector Weight ETF - Market Price*	3.45%	10.35%	9.32%	13.88%
NYSE® Select Sector Equal Weight Index	1.52%	8.09%	7.20%	11.74%
S&P 500® Total Return Index	6.27%	12.16%	11.12%	15.06%

Total Expense Ratio (per the current Prospectus) 0.51%. Net Expense Ratio (per the current Prospectus) 0.48%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Select Sector Equal Weight Index consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2018

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2018 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Total Return Index as of November 30, 2018:

Sector Weighting Comparison (as of November 30, 2018)

	EQL*	S&P 500®	+/-
Utilities	10.0%	3.1%	6.9%
Consumer Staples	9.8%	7.4%	2.4%
Health Care	9.7%	15.8%	-6.1%
Real Estate	9.7%	2.9%	6.8%
Financials	8.9%	13.7%	-4.8%
Communication Services	8.8%	9.9%	-1.1%
Consumer Discretionary	8.8%	9.9%	-1.1%
Technology	8.7%	19.9%	-11.2%
Materials	8.6%	2.6%	6.0%
Industrials	8.6%	9.4%	-0.8%
Energy	8.4%	5.4%	3.0%
Total	100.0%	100.0%

Source: S&P 500®

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$1,028.90	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2018

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS Equal Sector Weight ETF of ALPS ETF Trust as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2018

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (99.96%)
Communication Services (8.83%)
Communication Services Select Sector SPDR® Fund	303,529	$13,661,840

Consumer Discretionary (8.80%)
Consumer Discretionary Select Sector SPDR® Fund(a)	126,038	13,610,844

Consumer Staples (9.74%)
Consumer Staples Select Sector SPDR® Fund	267,836	15,068,453

Energy (8.38%)
Energy Select Sector SPDR® Fund	196,223	12,972,303

Financials (8.93%)
Financial Select Sector SPDR® Fund	512,746	13,828,759

Healthcare (9.68%)
Health Care Select Sector SPDR® Fund(a)	156,320	14,986,398

Industrials (8.64%)
Industrial Select Sector SPDR® Fund	184,204	13,362,158

Materials (8.59%)
Materials Select Sector SPDR® Fund	243,334	13,288,470

Real Estate (9.72%)
Real Estate Select Sector SPDR® Fund	444,535	15,047,510

Technology (8.67%)
Technology Select Sector SPDR® Fund	197,511	13,418,897

Utilities (9.98%)
Utilities Select Sector SPDR® Fund(a)	277,730	15,439,011

TOTAL EXCHANGE TRADED FUNDS
(Cost $121,086,474)		154,684,643

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.51%)
Money Market Fund (0.04%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $68,499)	2.146%	68,499	68,499
	Shares	Value
Investments Purchased with Collateral from Securities Loaned (0.47%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $716,800)	716,800	$716,800
TOTAL SHORT TERM INVESTMENTS
(Cost $785,299)		785,299

TOTAL INVESTMENTS (100.47%)
(Cost $121,871,773)		$155,469,942
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.47%)		(727,912)
NET ASSETS - 100.00%		$154,742,030

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $15,468,259.

Common Abbreviations:
SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

6 | November 30, 2018

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2018

ASSETS:
Investments, at value	$155,469,942
Dividends receivable	8,594
Total Assets	155,478,536

LIABILITIES:
Payable to adviser	19,706
Payable for collateral upon return of securities loaned	716,800
Total Liabilities	736,506
NET ASSETS	$154,742,030

NET ASSETS CONSIST OF:
Paid-in capital	$121,459,530
Total distributable earnings	33,282,500
NET ASSETS	$154,742,030

INVESTMENTS, AT COST	$121,871,773

PRICING OF SHARES
Net Assets	$154,742,030
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,200,000
Net Asset Value, offering and redemption price per share	$70.34

See Notes to Financial Statements.

7 | November 30, 2018

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2018

INVESTMENT INCOME:
Dividends	$3,665,380
Securities Lending Income	41,204
Total Investment Income	3,706,584

EXPENSES:
Investment adviser fees	597,982
Total Expenses before waiver/reimbursement	597,982
Less fees waiver/reimbursement by investment advisor	(354,657)
Net Expenses	243,325
NET INVESTMENT INCOME	3,463,259

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	13,803,509
Net change in unrealized depreciation on investments	(11,552,035)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,251,474
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,714,733

See Notes to Financial Statements.

8 | November 30, 2018

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets
	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$3,463,259	$3,390,145
Net realized gain	13,803,509	6,257,769
Net change in unrealized appreciation/depreciation	(11,552,035)	18,185,874
Net increase in net assets resulting from operations	5,714,733	27,833,788

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,383,829)	(4,499,673	)(a)
Total distributions	(3,383,829)	(4,499,673)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,967,851	18,897,952
Cost of shares redeemed	(31,840,276)	(16,339,186)
Net increase/(decrease) from capital share transactions	(13,872,425)	2,558,766
Net increase/(decrease) in net assets	(11,541,521)	25,892,881

NET ASSETS:
Beginning of year	166,283,551	140,390,670
End of year	$154,742,030	$166,283,551	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,400,000	2,350,000
Shares sold	250,000	300,000
Shares redeemed	(450,000)	(250,000)
Shares outstanding, end of period	2,200,000	2,400,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $4,499,673.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $21,136.

See Notes to Financial Statements.

9 | November 30, 2018

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Years Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$69.28	$59.74	$56.16	$57.01		$50.11

INCOME FROM OPERATIONS:
Net investment income(a)	1.50	1.37	1.66	1.09		0.90
Net realized and unrealized gain/(loss)	1.02	10.03	3.11	(0.84)		6.90
Total from investment operations	2.52	11.40	4.77	0.25		7.80

DISTRIBUTIONS:
From net investment income	(1.46)	(1.86)	(1.19)	(1.10)		(0.90)
Total distributions	(1.46)	(1.86)	(1.19)	(1.10)		(0.90)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.06	9.54	3.58	(0.85)		6.90
NET ASSET VALUE, END OF PERIOD	$70.34	$69.28	$59.74	$56.16		$57.01
TOTAL RETURN(b)	3.66%	19.46%	8.62%	0.48%		15.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$154,742	$166,284	$140,391	$140,407		$139,686

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%		0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.15%	0.15%	0.21	%(c)	0.34%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.92%	1.92%	2.71%	1.78%		1.67%
Ratio of net investment income including waiver/reimbursement to average net assets	2.14%	2.14%	2.93%	1.94	%(c)	1.70%
Portfolio turnover rate(d)	14%	5%	13%	6%		3%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.

(c)	The effective expense ratio including waivers changed from 0.34% to 0.15% effective April 1, 2015 through March 31, 2016.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2018

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2018

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consists of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Select Sector Equal Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2018

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments at November 30, 2018:

ALPS EQUAL SECTOR WEIGHT ETF

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$154,684,643	$–	$–	$154,684,643
Short Term Investments
Money Market Fund	68,499	–	–	68,499
Investments Purchased with Collateral from Securities Loaned	716,800	–	–	716,800
Total	$155,469,942	$–	$–	$155,469,942

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

12 | November 30, 2018

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2018

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Distributable Earnings
ALPS Equal Sector Weight ETF	$13,792,457	$(13,792,457)

The tax character of the distributions paid during the fiscal year ended November 30, 2018 and November 30, 2017 were as follows:

Ordinary Income
November 30, 2018
ALPS Equal Sector Weight ETF	$3,383,829
November 30, 2017
ALPS Equal Sector Weight ETF	$4,499,673

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$–	$377,895

As of November 30, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$100,566
Accumulated net realized loss on investments	(377,895)
Net unrealized appreciation on investments	33,559,829
Total	$33,282,500

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$36,267,979
Gross depreciation (excess of tax cost over value)	(2,708,150)
Net unrealized appreciation (depreciation)	33,559,829
Cost of investments for income tax purposes	$121,910,113

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

13 | November 30, 2018

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2018

As of and during the year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2018.

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$15,468,259	$716,800	$14,816,670	$15,533,470

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2018:

ALPS Equal Sector Weight ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$716,800	$–	$–	$–	$716,800
Total Borrowings					716,800
Gross amount of recognized liabilities for securities lending (collateral received)					$716,800

14 | November 30, 2018

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2018

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual unitary fee of 0.37% based on the Fund’s average daily net assets payable monthly. The Adviser served under the previous investment advisory agreement, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

The Adviser has agreed to waive 0.19% of its annual unitary fee payable by the Fund on a voluntary basis.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$22,711,807	$22,294,860

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$17,967,507	$32,175,471

For the year ended November 30, 2018, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $13,438,836.

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2018

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2018

6. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Fund has elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

7. SHAREHOLDER MEETING

A Special Meeting of Shareholders of the Fund, a series of the Trust, was held at the offices of ALPS Fund Services, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203 on May 31, 2018. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
ALPS Equal Sector Weight ETF	1,207,794	69,057	Yes

Proposal 2: To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
ALPS Equal Sector Weight ETF	508,732	764,119	No

8. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

16 | November 30, 2018

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	86.38%	86.89%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

LICENSING AGREEMENT

ICE Data Indices, LLC (“ICE Data” or the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. to allow ALPS Advisors Inc.’s use of the Underlying Index of the ALPS Equal Sector Weight ETF. The following disclosure relates to the Licensor:

NYSE Select Sector Equal Weight IndexSM is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by ALPS Advisors, Inc. (the “Adviser”) in connection with ALPS Equal Sector Weight ETF (the “Fund”). Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE Select Sector Equal Weight IndexSM to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE SELECT SECTOR EQUAL WEIGHT INDEXSM OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

17 | November 30, 2018

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

18 | November 30, 2018

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2018

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

20 | November 30, 2018

866.759.5679 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS
A DST Company

Annual Report

November 30, 2018

ALPS Clean Energy ETF (Cboe BZX: ACES)
ALPS Disruptive Technologies ETF (Cboe BZX: DTEC)
ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF

CONTENTS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	4
ALPS Medical Breakthroughs ETF	7
Disclosure of Fund Expenses	10
Report of Independent Registered Public Accounting Firm	11
Financial Statements
Schedule of Investments
ALPS Clean Energy ETF	12
ALPS Disruptive Technologies ETF	13
ALPS Medical Breakthroughs ETF	15
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets
ALPS Clean Energy ETF	19
ALPS Disruptive Technologies ETF	20
ALPS Medical Breakthroughs ETF	21
Financial Highlights	22
Notes to Financial Statements	25
Additional Information	34
Board Considerations Regarding Approval of Investment Advisory Agreements	37
Trustees & Officers	38

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Clean Energy ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Index (NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

Performance Overview

The Fund was launched on June 29, 2018 and has generated a total return of 0.32% as of November 30, 2018. Performance was in-line with the Fund’s Underlying Index, net of fees, which returned 0.55%. The Fund outperformed the S&P 1000® Index, which returned -3.54% for the same period.

The U.S. markets started 2018 with a boost from corporate tax cuts, positive macro data, and strong corporate earnings and stock buybacks. After a market correction between February and March as interest rates spiked, the market rebounded throughout most of Q2 and Q3. Higher inflationary outlooks continued to drive interest rates to highs last seen in 2011, and an escalating U.S.-China trade war sent the market into a tailspin in October, down almost 8% for the month amid heightened volatility. From the Federal Open Market Committee perspective, the U.S. economy saw 3 rate hikes in 2018, leading many investors to question whether the Federal funds rate was being raised too quickly as the housing market weakened throughout the year. At the end of November 30, 2018, crude oil had fallen from its highs amid record production by the U.S. and OPEC. Despite the pull back in the equity markets, Q3 corporate earnings were largely positive, however, the U.S.-China trade war started to affect 2019 earnings estimates even with a quasi “trade truce” announced by the U.S. and China.

U.S. midterm elections results were generally favorable for the renewable energy space. Seven governor seats shifted from the Republican Party to the Democratic Party. Democratic Party affiliated legislators generally have clean energy favorable agendas. For example, Jared Polis, Governor elect of Colorado, plans to propose a 100% renewable energy goal by 2040 to Colorado legislators in 2019—which would be the most aggressive goal among states.

The best performing stocks since inception of the Fund were Renewable Energy Group Inc. (REGI), which increased 50.98%, Ameresco, Inc. (AMRC), which saw a gain of 31.00%, and Hannon Armstrong Sustainable Infrastructure Capital, Inc. (HASI), which rose 19.49%. The largest detractors were Enphase Energy, Inc. (ENPH), which decreased 19.76%, First Solar, Inc. (FSLR), which fell 15.59%, and Boralex, Inc. (BLX), which lost 14.13%.

We believe the Fund’s Underlying Index has a differentiated approach to investing in the clean energy. First, by narrowing the list of constituents to companies whose primary operations are focused on clean energy, the Fund offers more pure-play exposure to the clean energy sector. Second, constituents are diversified across the sector and offer exposure to the full opportunity set of the transition from fossil fuels to renewable energy. Lastly, focusing on U.S. and Canadian based companies helps to further minimize the risk of investing in a global industry by reducing risks related to foreign holdings, including currency exchange rates, financial disclosures, and regulatory and policy changes.

1 | November 30, 2018

ALPS Clean Energy ETF

Performance Overview	November 30, 2018 (Unaudited)

Fund Performance (as of November 30, 2018)

Since Inception^
ALPS Clean Energy ETF - NAV	0.32%
ALPS Clean Energy ETF - Market Price*	0.92%
S&P 1000® Index	-3.54%
CIBC Atlas Clean Energy Index	0.55%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

CIBC Atlas Clean Energy Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

2 | November 30, 2018

ALPS Clean Energy ETF

Performance Overview	November 30, 2018 (Unaudited)

Top Ten Holdings* (as of November 30, 2018)

Tesla, Inc.	6.83%
Ormat Technologies, Inc.	5.45%
Pattern Energy Group, Inc., Class A	5.41%
Northland Power, Inc.	5.16%
Cree, Inc.	5.02%
NextEra Energy Partners LP	5.01%
Covanta Holding Corp.	4.77%
Brookfield Renewable Partners LP	4.77%
First Solar, Inc.	4.70%
Sunrun, Inc.	4.27%
Total% of Top 10 Holdings	51.39%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Clean Energy Segment Allocation* (as of November 30, 2018)

Growth of $10,000 (as of November 30, 2018)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the Cboe BZX under the ticker symbol DTEC. The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Performance Overview

The Fund was launched on December 29, 2017 and returned 4.47% through November 30, 2018. The fund outperformed the MSCI ACWI Index’s return of -2.64%.

From a U.S. perspective, the S&P 500 ended November 30, 2018 up 5.11% for the same time period, after an October sell-off caused the U.S. broad-based benchmark to give back most of the year’s gains. This is after hitting its all-time high on September 20, 2018, ending that month up 11.78% from November 30, 2017. The year started with a boost from corporate tax cuts, positive macro data, and strong corporate earnings and stock buybacks. After a market correction between February and March as interest rates spiked, the market rebounded throughout most of Q2 and Q3. Higher inflationary outlooks continued to drive interest rates to highs last seen in 2011, and an escalating U.S.-China trade war sent the market into a tailspin in October, down almost 8% for the month amid heightened volatility. From the Federal Open Market Committee perspective, the US economy saw 3 rate hikes in 2018, leading many investors to question whether the fed funds rate was being raised too quickly as the housing market weakened throughout the year. At the end of November 30, 2018, crude oil had fallen from its highs amid record production by the U.S. and OPEC. Despite the pull back in the equity markets, Q3 corporate earnings were largely positive, however, the U.S.-China trade war started to affect 2019 earnings estimates even with a quasi “trade truce” announced by the U.S. and China.

Developed markets (ex-U.S.) generally saw a negative decline in equity prices. In the Eurozone, the European Central Bank (ECB) started 2018 by lowering its bond buying program to 30 billion euros a month from 60 billion euros a month in the previous year. The program is expected to end in December of 2018. Consequently, the end of the massive stimulus program partly contributed to downward revisions of economic growth in the region. In addition, persistent negative factors related to geopolitical tensions and threats of protectionism added to developed market volatility. Country-specific related events in the U.K., Italy, France, and Australia partly contributed to the overall negative sentiment in the developed markets, as well as an increase in the consumption tax in Japan that created fears of an economic slowdown. Equity markets among other developed markets (ex-U.S.) finished the year with flat or negative returns, following fears regarding the trajectory of US interest rates and trade tariffs.

The Fund employs an equal weighted strategy to its disruptive themes, resulting in 10 sub-themes, each with a 10% holding. The Fund picks the top 10 names from its universe that most represent the specific theme. 7 out of 10 themes were positive since the launch of the fund. Healthcare Innovation, adding 2.32% to return, was the largest contributor for the time period. Within that theme, Dexcom Inc. (DXCM), a medical device company, accounted for 1.08% of that contribution after doubling in value. The worst performing thematic category was Clean Energy & Smart Grid, which lost -1.77%. Prysmian SpA (PRY IM), a supplier of power cables for smart grids, was the worst performer in the Clean Energy & Smart Grid, losing -41.11% and detracting -.52%.

Looking forward, we believe the Fund’s strategy of selecting the top disruptive themes in the market today will provide exposure to high-growth areas of the market relative to the MSCI ACWI®.

4 | November 30, 2018

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2018 (Unaudited)

Fund Performance (as of November 30, 2018)

Since Inception^
ALPS Disruptive Technologies ETF - NAV	4.47%
ALPS Disruptive Technologies ETF - Market Price*	4.51%
MSCI ACWI Index	-2.64%
Indxx Disruptive Technologies Index	5.57%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

Indxx Disruptive Technologies Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of September 2018, it covers more than 2,700 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

5 | November 30, 2018

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2018 (Unaudited)

Top Ten Holdings* (as of November 30, 2018)

Red Hat, Inc.	1.37%
Mazor Robotics, Ltd., Sponsored ADR	1.32%
Vestas Wind Systems A/S	1.30%
LendingTree, Inc.	1.27%
Symantec Corp.	1.25%
Omron Corp.	1.24%
VMware, Inc., Class A	1.22%
Siemens Gamesa Renewable Energy SA	1.19%
American Express Co.	1.17%
Keyence Corp.	1.16%
Total % of Top 10 Holdings	12.49%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Thematic Allocation* (as of November 30, 2018)

Growth of $10,000 (as of November 30, 2018)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2018

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Poliwogg Medical Breakthroughs IndexSM (the “Underlying Index”).

The Underlying Index is comprised of small- and mid-cap stocks of biotechnology and pharmaceutical companies that have one or more drugs in either Phase II or Phase III U.S. Food and Drug Administration (“FDA”) clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital (“cash burn rates”) for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

The Fund, for the one year period ended November 30, 2018, generated a total return of 7.81%, in-line with the Fund’s Underlying Index, net of fees, which returned 7.93%. The Fund outperformed the broad market’s return of 6.27% as represented by the S&P 500® while almost doubling the NASDAQ Biotechnology Total Return Index’s return of 4.19% as the small and mid-cap developmental space outperformed.

2018 started off strong for biotech, a continuation of the price returns seen in 2017. Corporate tax cuts as well as a reduced repatriation tax rate on cash held overseas lifted the biotech space throughout most of 2018. With the looming “patent cliff” at major pharmaceutical companies, sentiment for small-to-mid cap biotech’s improved as those larger companies flush with cash look to engage in mergers & acquisitions (M&A) of their smaller peers to replenish their drug pipelines. Indeed, a wave of M&A occurred in the biotech space in January 2018 alone, amounting to $32 billion dollars.

At its peak at the end of September, SBIO was up 26% on the year but October brought the worst monthly return for the Fund since October 2016, losing 14% as risk off selling hit small and mid-cap names disproportionately. In addition, the Fund saw a string of poor drug data early in Q4, specifically around higher profile cancer companies. This hit valuations across the biotech space. Despite the pullback, SBIO is still up almost 42% over a two-year period and has vastly outperformed the broader markets. With such a volatile space in terms of single stock picking, owning a basket of small-mid cap biotech companies can provide investors downside protection while participating in the growing opportunity of discovering unmet medical needs.

The best performing stocks in the Fund for the period were Amarin Corp. PLC, ADR (AMRN), Arrowhead Pharmaceuticals, Inc. (ARWR), and Atara Biotherapeutics, Inc. (ATRA) up 430.97%, 252.55%, and 176.47%, respectively, while the bottom performers, Lannet Corp Co., Inc (LCI), Akorn, Inc. (AKRX) and Clearside Biomedical, Inc. (CLSD) were down 77.69%, 78.92%, and 86.26%, respectively.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, volatility, and specialized knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. This environment makes a passive strategy attractive, as it provides a diversified, rules- based access vehicle for those looking to gain exposure to the biotechnology space, while eliminating single name risk. The Fund and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology industry. Looking forward we believe the Fund’s strategy of providing exposure to small- and mid-cap biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

7 | November 30, 2018

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2018 (Unaudited)

Fund Performance (as of November 30, 2018)

	1 Year	3 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	7.81%	1.97%	8.71%
ALPS Medical Breakthroughs ETF - Market Price*	7.88%	1.98%	8.72%
Poliwogg Medical Breakthroughs Total Return Index	7.93%	2.23%	9.05%
NASDAQ Biotechnology Total Return Index	4.19%	-0.20%	2.34%

Total Expense Ratio (per the current prospectus) 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 31, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of the all NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

Poliwogg Medical Breakthroughs Total Return Index is designed to capture research and development opportunities in the pharmaceutical industry. PMBI consists of small-cap and mid-cap pharmaceutical and biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

8 | November 30, 2018

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2018 (Unaudited)

Top Ten Holdings* (as of November 30, 2018)

Amarin Corp. PLC, ADR	3.83%
Galapagos NV, Sponsored ADR	3.75%
United Therapeutics Corp.	3.73%
Hutchison China MediTech, Ltd., ADR	3.32%
Loxo Oncology, Inc.	3.11%
Taro Pharmaceutical Industries, Ltd.	3.09%
Agios Pharmaceuticals, Inc.	2.77%
FibroGen, Inc.	2.65%
Emergent BioSolutions, Inc.	2.64%
Immunomedics, Inc.	2.63%
Total % of Top 10 Holdings	31.52%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2018)

Growth of $10,000 (as of November 30, 2018)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2018

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
ALPS Clean Energy ETF (c)
Actual	$1,000.00	$1,003.20	0.65%	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$949.30	0.50%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$879.30	0.50%	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	The ALPS Clean Energy ETF commenced operations on June 28, 2018. Actual expenses on this Fund are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (156), divided by 365.

10 | November 30, 2018

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Medical Breakthroughs ETF, ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF (the “Funds”), three of the funds constituting the ALPS ETF Trust, as of November 30, 2018; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016 and for the period December 31, 2014 (commencement of operations) to November 30, 2015, for ALPS Medical Breakthroughs ETF; the related statements of operations, changes in net assets and financial highlights for the period from December 28, 2017 (commencement of operations) to November 30, 2018 for ALPS Disruptive Technologies ETF; the related statements of operations, changes in net assets and financial highlights for the period from June 28, 2018 (commencement of operations) to November 30, 2018, for ALPS Clean Energy ETF; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS Medical Breakthroughs ETF as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016 and for the period December 31, 2014 (commencement of operations) to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS Disruptive Technologies ETF and ALPS Clean Energy ETF as of November 30, 2018; the results of operations, the changes in net assets, and financial highlights for ALPS Disruptive Technologies ETF for the period from December 28, 2017 (commencement of operations) to November 30, 2018; and the results of operations, changes in its net assets and financial highlights for the period from June 28, 2018 (commencement of operations) to November 30, 2018, for ALPS Clean Energy ETF, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

11 | November 30, 2018

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (88.63%)
Consumer Discretionary (6.81%)
Tesla, Inc.(a)	3,162	$1,108,218

Energy (6.18%)
Green Plains, Inc.	19,615	318,744
Renewable Energy Group, Inc.(a)	18,266	492,268
REX American Resources Corp.(a)	2,788	194,017
Total Energy		1,005,029

Industrials (20.75%)
Acuity Brands, Inc.	5,324	692,226
Ameresco, Inc., Class A(a)	8,797	138,289
Ballard Power Systems, Inc.(a)(b)	86,223	256,945
Covanta Holding Corp.	46,785	774,760
Enphase Energy, Inc.(a)(b)	43,292	233,777
Plug Power, Inc.(a)	107,023	187,290
Sunrun, Inc.(a)	47,333	693,428
TPI Composites, Inc.(a)	11,507	312,875
Vivint Solar, Inc.(a)(b)	16,132	88,242
Total Industrials		3,377,832

Information Technology (19.01%)
Cree, Inc.(a)	18,467	815,133
First Solar, Inc.(a)	17,164	762,940
Itron, Inc.(a)	12,661	685,720
SunPower Corp.(a)(b)	30,959	212,069
Universal Display Corp.	6,707	615,971
Total Information Technology		3,091,833

Real Estate (3.51%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25,014	571,570

Utilities (32.37%)
Boralex, Inc., Class A	38,497	518,644
Clearway Energy, Inc., Class C	34,810	635,631
Innergex Renewable Energy, Inc.	61,395	581,304
Northland Power, Inc.	49,846	838,114
Ormat Technologies, Inc.	15,787	885,493
Pattern Energy Group, Inc., Class A	42,476	878,827
TerraForm Power, Inc., Class A	33,400	384,100
Security Description	Shares	Value
Utilities (continued)
TransAlta Renewables, Inc.	64,870	$545,852
Total Utilities		5,267,965

TOTAL COMMON STOCKS
(Cost $14,576,636)		14,422,447

MASTER LIMITED PARTNERSHIPS (11.06%)
Energy (1.31%)
Enviva Partners LP	7,400	212,602

Utilities (9.75%)
Brookfield Renewable Partners LP	27,020	773,598
NextEra Energy Partners LP	17,407	812,907
Total Utilities		1,586,505

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,834,357)		1,799,107

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.88%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $12,277)	2.146%	12,277	12,277

Investments Purchased with Collateral from Securities Loaned (3.80%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $617,752)		617,752	617,752
TOTAL SHORT TERM INVESTMENTS
(Cost $630,029)			630,029

TOTAL INVESTMENTS (103.57%)
(Cost $17,041,022)			$16,851,583
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.57%)			(580,534)
NET ASSETS - 100.00%			$16,271,049

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $619,032.

See Notes to Financial Statements.

12 | November 30, 2018

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (98.73%)
Communication Services (1.71%)
Netflix, Inc.(a)	1,485	$424,903
Spotify Technology SA(a)	2,960	403,685
Total Communication Services		828,588

Consumer Discretionary (1.01%)
iRobot Corp.(a)(b)	5,125	488,925

Financials (6.69%)
American Express Co.	5,030	564,718
LendingClub Corp.(a)	161,658	554,487
LendingTree, Inc.(a)(b)	2,368	616,485
Moody's Corp.	3,050	485,163
S&P Global, Inc.	2,579	471,596
Thomson Reuters Corp.	10,904	550,924
Total Financials		3,243,373

Health Care (12.84%)
ABIOMED, Inc.(a)	1,400	465,752
Align Technology, Inc.(a)	1,438	330,582
Boston Scientific Corp.(a)	14,544	547,873
Cochlear, Ltd.	3,764	465,708
CYBERDYNE, Inc.(a)(b)	77,000	548,086
DENTSPLY SIRONA, Inc.	14,142	534,285
DexCom, Inc.(a)	3,775	489,202
DiaSorin SpA	5,242	445,679
Intuitive Surgical, Inc.(a)	974	517,067
Mazor Robotics, Ltd., Sponsored ADR(a)(b)	10,956	638,625
Smith & Nephew PLC, Sponsored ADR(b)	14,742	549,287
TransEnterix, Inc.(a)(b)	96,140	298,995
William Demant Holding A/S(a)	13,636	398,172
Total Health Care		6,229,313

Industrials (18.21%)
ABB, Ltd., Sponsored ADR	22,779	461,958
ADT, Inc.	63,794	498,231
Aerovironment, Inc.(a)	4,925	377,255
ATS Automation Tooling Systems, Inc.(a)	29,701	380,470
Experian PLC	21,708	527,365
FANUC Corp.	2,915	497,924
IHS Markit, Ltd.(a)	9,876	527,082
Proto Labs, Inc.(a)	3,404	438,061
Prysmian SpA	22,568	413,131
RELX PLC, ADR(b)	26,137	548,354
Schneider Electric SE	6,930	504,305
Security Description	Shares	Value
Industrials (continued)
Sensata Technologies Holding PLC(a)	10,530	$487,118
Siemens Gamesa Renewable Energy SA(a)(b)	40,958	577,289
SLM Solutions Group AG(a)	22,300	321,632
Verisk Analytics, Inc.(a)	4,470	551,240
Vestas Wind Systems A/S	8,453	630,855
Wolters Kluwer NV	8,880	536,029
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	556,600	550,624
Total Industrials		8,828,923

Information Technology (54.09%)
3D Systems Corp.(a)(b)	29,735	368,119
Alarm.com Holdings, Inc.(a)	9,504	483,278
ams AG	7,936	220,831
ANSYS, Inc.(a)	2,905	470,668
Autodesk, Inc.(a)	3,626	523,957
Black Knight, Inc.(a)	10,214	463,103
Check Point Software Technologies, Ltd.(a)	4,560	509,854
Cognex Corp.	9,856	433,861
Dassault Systemes SE	3,634	436,090
Ellie Mae, Inc.(a)(b)	5,444	366,218
FARO Technologies, Inc.(a)	8,527	423,962
First Data Corp., Class A(a)	21,291	406,232
First Solar, Inc.(a)	11,315	502,952
Fiserv, Inc.(a)	6,755	534,524
Fitbit, Inc., Class A(a)	97,166	535,385
FleetCor Technologies, Inc.(a)	2,473	478,278
Fortinet, Inc.(a)	6,083	449,169
Gartner, Inc.(a)	3,465	530,803
Gemalto NV(a)	9,341	534,669
Guidewire Software, Inc.(a)	5,186	482,091
InterDigital, Inc.	6,685	503,114
Intuit, Inc.	2,397	514,228
Keyence Corp.	1,037	562,738
Mastercard, Inc., Class A	2,521	506,897
Nemetschek SE	3,198	387,751
NetApp, Inc.	6,402	428,102
NETGEAR, Inc.(a)	8,161	452,119
Okta, Inc.(a)	7,556	480,939
Omron Corp.	13,700	602,238
Palo Alto Networks, Inc.(a)	2,320	401,244
PayPal Holdings, Inc.(a)	5,945	510,140
Proofpoint, Inc.(a)	4,792	464,872
PTC, Inc.(a)	5,178	447,845
Qorvo, Inc.(a)	7,278	478,965

13 | November 30, 2018

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Information Technology (continued)
Qualys, Inc.(a)	5,768	$454,288
Red Hat, Inc.(a)	3,725	665,135
salesforce.com, Inc.(a)	3,459	493,807
SAP SE, Sponsored ADR(b)	4,516	468,219
ServiceNow, Inc.(a)	2,668	494,300
Silicon Laboratories, Inc.(a)	5,884	519,970
SimCorp A/S	6,135	390,670
Skyworks Solutions, Inc.	6,281	457,068
Splunk, Inc.(a)	4,372	488,484
Square, Inc.(a)	6,066	423,649
SS&C Technologies Holdings, Inc.	9,498	457,329
Stratasys, Ltd.(a)	23,569	504,141
Symantec Corp.	27,342	604,531
Temenos AG	3,367	416,894
Trend Micro, Inc.	9,126	523,369
Visa, Inc., Class A	3,712	526,028
VMware, Inc., Class A(a)	3,537	591,882
Wirecard AG	2,590	391,294
Worldpay, Inc., Class A(a)	5,507	472,556
Xero, Ltd.(a)	16,167	471,241
Zscaler, Inc.(a)	12,906	506,690
Total Information Technology		26,216,781

Real Estate (2.04%)
Digital Realty Trust, Inc.	4,474	514,689
Equinix, Inc.	1,230	473,894
Total Real Estate		988,583

Utilities (2.14%)
Brookfield Renewable Partners LP	17,650	505,329
China Longyuan Power Group Corp., Ltd., Class H	680,000	534,509
Total Utilities		1,039,838

TOTAL COMMON STOCKS
(Cost $51,612,568)		47,864,324

LIMITED PARTNERSHIPS (1.06%)
Utilities (1.06%)
NextEra Energy Partners LP	11,054	516,222

TOTAL LIMITED PARTNERSHIPS
(Cost $534,734)		516,222
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.67%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $8,403)	2.146%	8,403	$8,403

Investments Purchased with Collateral from Securities Loaned (5.65%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $2,737,909)		2,737,909	2,737,909
TOTAL SHORT TERM INVESTMENTS
(Cost $2,746,312)			2,746,312

TOTAL INVESTMENTS (105.46%)
(Cost $54,893,614)			$51,126,858
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.46%)			(2,643,912)
NET ASSETS - 100.00%			$48,482,946

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $3,504,064.

See Notes to Financial Statements.

14 | November 30, 2018

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.63%)
Biotechnology (70.15%)
Acceleron Pharma, Inc.(a)(b)	73,775	$3,904,911
Achillion Pharmaceuticals, Inc.(a)	222,256	642,320
Acorda Therapeutics, Inc.(a)	76,150	1,555,744
Adamas Pharmaceuticals, Inc.(a)(b)	43,602	446,484
Aduro Biotech, Inc.(a)	126,796	314,454
Agios Pharmaceuticals, Inc.(a)	93,006	6,119,795
Aimmune Therapeutics, Inc.(a)	93,782	2,227,322
Akebia Therapeutics, Inc.(a)	91,484	739,191
Albireo Pharma, Inc.(a)	19,197	507,761
Allena Pharmaceuticals, Inc.(a)	33,277	311,805
AMAG Pharmaceuticals, Inc.(a)	55,286	997,912
Amarin Corp. PLC, ADR(a)(b)	470,836	8,475,048
AnaptysBio, Inc.(a)(b)	38,552	2,875,208
Apellis Pharmaceuticals, Inc.(a)	90,094	1,382,042
Aquinox Pharmaceuticals, Inc.(a)(b)	37,638	89,202
Ardelyx, Inc.(a)	99,522	270,700
Arena Pharmaceuticals, Inc.(a)	79,141	3,245,572
ArQule, Inc.(a)	174,515	647,451
Array BioPharma, Inc.(a)(b)	339,460	5,407,598
Ascendis Pharma A/S, ADR(a)	59,315	4,004,356
Atara Biotherapeutics, Inc.(a)	72,715	2,904,964
Athersys, Inc.(a)(b)	222,252	426,724
Calithera Biosciences, Inc.(a)	57,718	284,550
CASI Pharmaceuticals, Inc.(a)(b)	138,866	601,290
Catalyst Biosciences, Inc.(a)	19,152	204,543
Catalyst Pharmaceuticals, Inc.(a)	164,536	417,099
ChemoCentryx, Inc.(a)	80,796	812,000
Concert Pharmaceuticals, Inc.(a)	37,548	538,063
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	91,744	633,034
CTI BioPharma Corp.(a)(b)	92,987	156,218
Dynavax Technologies Corp.(a)(b)	100,420	1,134,746
Emergent BioSolutions, Inc.(a)	80,223	5,843,443
Enanta Pharmaceuticals, Inc.(a)	31,077	2,459,434
Epizyme, Inc.(a)	111,460	827,033
Fate Therapeutics, Inc.(a)	85,669	1,315,876
Security Description	Shares	Value
Biotechnology (continued)
FibroGen, Inc.(a)	135,251	$5,864,483
Five Prime Therapeutics, Inc.(a)	57,063	732,689
Flexion Therapeutics, Inc.(a)(b)	60,650	989,202
G1 Therapeutics, Inc.(a)	53,575	2,048,172
Galapagos NV, Sponsored ADR(a)	82,336	8,292,882
Global Blood Therapeutics, Inc.(a)(b)	83,477	2,632,865
GlycoMimetics, Inc.(a)(b)	69,054	793,430
Halozyme Therapeutics, Inc.(a)	231,431	3,820,926
Heron Therapeutics, Inc.(a)(b)	124,668	3,581,712
Idera Pharmaceuticals, Inc.(a)(b)	43,585	299,429
Immune Design Corp.(a)	77,248	123,597
ImmunoGen, Inc.(a)	238,993	1,316,851
Immunomedics, Inc.(a)(b)	289,391	5,813,865
Insmed, Inc.(a)(b)	123,555	2,212,870
Intercept Pharmaceuticals, Inc.(a)(b)	47,417	5,259,019
Ironwood Pharmaceuticals, Inc.(a)	223,213	3,084,804
Jounce Therapeutics, Inc.(a)	52,321	226,027
Kiniksa Pharmaceuticals, Ltd., Class A(a)	25,279	511,141
Kura Oncology, Inc.(a)	60,904	773,481
Ligand Pharmaceuticals, Inc.(a)	33,843	5,339,410
Loxo Oncology, Inc.(a)	48,870	6,862,325
MacroGenics, Inc.(a)	67,738	1,165,771
Madrigal Pharmaceuticals, Inc.(a)(b)	24,647	2,850,426
MediciNova, Inc.(a)(b)	67,159	668,904
Minerva Neurosciences, Inc.(a)	62,184	491,875
Mirati Therapeutics, Inc.(a)(b)	51,897	2,002,705
NuCana PLC, ADR(a)(b)	51,128	996,485
PDL BioPharma, Inc.(a)	233,184	715,875
Progenics Pharmaceuticals, Inc.(a)	134,473	697,915
PTC Therapeutics, Inc.(a)	74,919	2,661,123
Ra Pharmaceuticals, Inc.(a)	51,867	817,943
Radius Health, Inc.(a)(b)	72,934	1,215,810
Rhythm Pharmaceuticals, Inc.(a)	54,811	1,618,569
Rocket Pharmaceuticals, Inc.(a)(b)	63,604	1,024,660
Savara, Inc.(a)	56,284	504,867

15 | November 30, 2018

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Biotechnology (continued)
Spark Therapeutics, Inc.(a)(b)	59,689	$2,514,698
Syndax Pharmaceuticals, Inc.(a)	37,454	191,015
Syros Pharmaceuticals, Inc.(a)	53,972	367,549
Tocagen, Inc.(a)(b)	31,994	412,723
United Therapeutics Corp.(a)	69,864	8,250,938
UroGen Pharma, Ltd.(a)	25,427	1,246,940
Vericel Corp.(a)	68,522	1,204,617
Voyager Therapeutics, Inc.(a)	52,020	593,028
Total Biotechnology		155,517,509

Pharmaceuticals (29.48%)
Aclaris Therapeutics, Inc.(a)	49,680	463,018
Aerie Pharmaceuticals, Inc.(a)(b)	72,526	2,893,062
Akcea Therapeutics, Inc.(a)(b)	137,472	4,658,926
Akorn, Inc.(a)	201,189	1,380,157
Assembly Biosciences, Inc.(a)	40,816	1,052,236
Assertio Therapeutics, Inc.(a)	102,503	510,977
Avadel Pharmaceuticals PLC, ADR(a)(b)	64,284	196,709
Clearside Biomedical, Inc.(a)	51,359	75,498
Cymabay Therapeutics, Inc.(a)	94,704	845,707
Dova Pharmaceuticals, Inc.(a)(b)	45,228	673,897
Durect Corp.(a)	259,809	230,918
Endo International PLC(a)	359,131	4,320,346
Endocyte, Inc.(a)	112,281	2,653,200
GW Pharmaceuticals PLC, ADR(a)(b)	45,511	5,598,763
Horizon Pharma PLC(a)	267,234	5,339,335
Hutchison China MediTech, Ltd., ADR(a)	213,089	7,345,178
Intersect ENT, Inc.(a)	48,845	1,465,838
Kala Pharmaceuticals, Inc.(a)	39,439	248,466
Lannett Co., Inc.(a)(b)	62,387	368,083
Marinus Pharmaceuticals, Inc.(a)(b)	64,986	303,485
MyoKardia, Inc.(a)(b)	64,336	3,993,335
Odonate Therapeutics, Inc.(a)(b)	43,124	679,634
Omeros Corp.(a)(b)	77,878	1,086,398
Pacira Pharmaceuticals, Inc.(a)	65,685	3,174,556
Paratek Pharmaceuticals, Inc.(a)(b)	50,882	385,177
resTORbio, Inc.(a)(b)	44,979	587,426
Revance Therapeutics, Inc.(a)	59,238	1,210,825
Strongbridge Biopharma PLC(a)(b)	74,909	391,025
Security Description	Shares	Value
Pharmaceuticals (continued)
Supernus Pharmaceuticals, Inc.(a)	83,737	$3,970,809
Taro Pharmaceutical Industries, Ltd.(a)	63,234	6,824,213
Theravance Biopharma, Inc.(a)(b)	88,372	2,439,951
Total Pharmaceuticals		65,367,148

TOTAL COMMON STOCKS
(Cost $234,923,349)		220,884,657

WARRANTS(0.00%)(c)
(0.00%)
Corium International Inc
(Expiring 4/1/2020)	59,464	595

TOTAL WARRANTS
(Cost $–)		595

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.60%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund (Cost $112,748)	2.146%	112,748	112,748

Investments Purchased with Collateral from Securities Loaned (3.55%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $7,865,089)		7,865,089	7,865,089
TOTAL SHORT TERM INVESTMENTS
(Cost $7,977,837)			7,977,837

TOTAL INVESTMENTS (103.23%)
(Cost $242,901,186)			$228,863,089
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.23%)			(7,169,083)
NET ASSETS - 100.00%			$221,694,006

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $46,250,339.
(c)	Less than .005%.

See Notes to Financial Statements.

16 | November 30, 2018

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2018

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value	$16,851,583	$51,126,858	$228,863,089
US Cash	–	8,017	–
Foreign Currency, at value (Cost $3,244, $53,449 and $–)	3,244	53,449	–
Dividends receivable	42,328	52,207	48,043
Receivable for investments sold	–	–	743,295
Total Assets	16,897,155	51,240,531	229,654,427

LIABILITIES:
Payable to adviser	8,354	19,676	95,332
Payable for collateral upon return of securities loaned	617,752	2,737,909	7,865,089
Total Liabilities	626,106	2,757,585	7,960,421
NET ASSETS	$16,271,049	$48,482,946	$221,694,006

NET ASSETS CONSIST OF:
Paid-in capital	$16,458,421	$52,526,121	$283,011,557
Total distributable earnings	(187,372)	(4,043,175)	(61,317,551)
NET ASSETS	$16,271,049	$48,482,946	$221,694,006

INVESTMENTS, AT COST	$17,041,022	$54,893,614	$242,901,186

PRICING OF SHARES
Net Assets	$16,271,049	$48,482,946	$221,694,006
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	650,002	1,850,002	6,600,000
Net Asset Value, offering and redemption price per share	$25.03	$26.21	$33.59

See Notes to Financial Statements.

17 | November 30, 2018

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2018

	ALPS Clean Energy ETF(a)	ALPS Disruptive Technologies ETF(b)	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$80,198	$217,794	$2,031
Securities Lending Income	3,781	38,344	462,041
Total Investment Income	83,979	256,138	464,072

EXPENSES:
Investment adviser fees	35,339	124,548	1,021,628
Total Expenses	35,339	124,548	1,021,628
NET INVESTMENT INCOME/(LOSS)	48,640	131,590	(557,556)

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments	(30,303)	623,200	15,057,328
Net realized gain/(loss) on foreign currency transactions	(230)	1,809	–
Total net realized gain/(loss)	(30,533)	625,009	15,057,328
Net change in unrealized depreciation on investments	(189,439)	(3,766,756)	(15,342,539)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(12)	(127)	–
Total net change in unrealized depreciation	(189,451)	(3,766,883)	(15,342,539)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(219,984)	(3,141,874)	(285,211)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(171,344)	$(3,010,284)	$(842,767)
*Net of foreign tax withholding.	$6,955	$11,229	$–

(a)	The ALPS Clean Energy ETF commenced operations on June 28, 2018.
(b)	The ALPS Disruptive Technologies ETF commenced operations on December 28, 2017.

See Notes to Financial Statements.

18 | November 30, 2018

ALPS Clean Energy ETF

Statement of Changes in Net Assets

For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
OPERATIONS:
Net investment income	$48,640
Net realized loss	(30,533)
Net change in unrealized depreciation	(189,451)
Net decrease in net assets resulting from operations	(171,344)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,954,155
Cost of shares redeemed	(2,511,762)
Net increase from capital share transactions	16,442,393
Net increase in net assets	16,271,049

NET ASSETS:
Beginning of period	–
End of period	$16,271,049

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	750,002
Shares redeemed	(100,000)
Shares outstanding, end of period	650,002

See Notes to Financial Statements.

19 | November 30, 2018

ALPS Disruptive Technologies ETF

Statement of Changes in Net Assets

For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
OPERATIONS:
Net investment income	$131,590
Net realized gain	625,009
Net change in unrealized depreciation	(3,766,883)
Net decrease in net assets resulting from operations	(3,010,284)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	57,258,516
Cost of shares redeemed	(5,765,286)
Net increase from capital share transactions	51,493,230
Net increase in net assets	48,482,946

NET ASSETS:
Beginning of period	–
End of period	$48,482,946

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	2,050,002
Shares redeemed	(200,000)
Shares outstanding, end of period	1,850,002

See Notes to Financial Statements.

20 | November 30, 2018

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income/(loss)	$(557,556)	$745,791
Net realized gain/(loss)	15,057,328	(4,937,819)
Net change in unrealized appreciation/(depreciation)	(15,342,539)	34,206,761
Net increase/(decrease) in net assets resulting from operations	(842,767)	30,014,733

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,404,884)	–
Total distributions	(2,404,884)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	141,518,675	27,695,734
Cost of shares redeemed	(44,979,196)	(47,678,198)
Net increase/(decrease) from capital share transactions	96,539,479	(19,982,464)
Net increase in net assets	93,291,828	10,032,269

NET ASSETS:
Beginning of year	128,402,178	118,369,909
End of year	$221,694,006	$128,402,178 (a)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,050,000	4,900,000
Shares sold	3,900,000	950,000
Shares redeemed	(1,350,000)	(1,800,000)
Shares outstanding, end of period	6,600,000	4,050,000

(a)	For the year ended November 30, 2017, Net Assets included accumulated net investment income of $721,564.

See Notes to Financial Statements.

21 | November 30, 2018

ALPS Clean Energy ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.09
Net realized and unrealized loss	(0.01)
Total from investment operations	0.08

Net increase in net asset value	0.08
NET ASSET VALUE, END OF PERIOD	$25.03
TOTAL RETURN(b)	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$16,271

Ratio of expenses to average net assets	0.65	%(c)
Ratio of net investment income to average net assets	0.89	%(c)
Portfolio turnover rate(d)	9%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

22 | November 30, 2018

ALPS Disruptive Technologies ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.13
Net realized and unrealized gain	1.00	(b)
Total from investment operations	1.13

Net increase in net asset value	1.13
NET ASSET VALUE, END OF PERIOD	$26.21
TOTAL RETURN(c)	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$48,483

Ratio of expenses to average net assets	0.50	%(d)
Ratio of net investment income to average net assets	0.53	%(d)
Portfolio turnover rate(e)	33%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

23 | November 30, 2018

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$31.70	$24.16	$32.23	$24.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.10)	0.18	(0.09)	(0.13)
Net realized and unrealized gain/(loss)	2.57 (b)	7.36	(7.98)	7.72
Total from investment operations	2.47	7.54	(8.07)	7.59

DISTRIBUTIONS:
From net investment income	(0.58)	–	–	–
Total distributions	(0.58)	–	–	–

Net increase/(decrease) in net asset value	1.89	7.54	(8.07)	7.59
NET ASSET VALUE, END OF PERIOD	$33.59	$31.70	$24.16	$32.23
TOTAL RETURN(c)	7.81%	31.21%	(25.04)%	30.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$221,694	$128,402	$118,370	$170,824

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income/(loss) to average net assets	(0.27)%	0.66%	(0.38)%	(0.42	)%(d)
Portfolio turnover rate(e)	48%	43%	62%	25%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

24 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”). ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF are considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Medical Breakthroughs ETF has elected to qualify as a diversified series of the Trust under the 1940 Act.

The ALPS Disruptive Technologies ETF commenced operations on December 28, 2017. The ALPS Clean Energy ETF commenced operations on June 28, 2018.

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Poliwogg Medical Breakthroughs IndexSM.

The shares of the ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF (“Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The shares of the ALPS Medical Breakthroughs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

25 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2018:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$14,422,447	$–	$–	$14,422,447
Master Limited Partnerships*	1,799,107	–	–	1,799,107
Short Term Investments
Money Market Fund	12,277	–	–	12,277
Investments Purchased with Collateral from Securities Loaned	617,752	–	–	617,752
Total	$16,851,583	$–	$–	$16,851,583

26 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$47,864,324	$–	$–	$47,864,324
Limited Partnerships*	516,222	–	–	516,222
Short Term Investments
Money Market Fund	8,403	–	–	8,403
Investments Purchased with Collateral from Securities Loaned	2,737,909	–	–	2,737,909
Total	$51,126,858	$–	$–	$51,126,858

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$220,884,657	$–	$–	$220,884,657
Warrants*	–	595	–	595
Short Term Investments
Money Market Fund	112,748	–	–	112,748
Investments Purchased with Collateral from Securities Loaned	7,865,089	–	–	7,865,089
Total	$228,862,494	$595	$–	$228,863,089

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Investment Risk

The ALPS Clean Energy ETF and the ALPS Disruptive Technologies ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

27 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

E. Other Risks

Equity Risk: A principal risk of investing in the Funds is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Small- and Mid- Capitalization Company Risk: Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk: Each Fund seeks to track its respective Underlying Index, which may have concentration in certain industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in a Fund.

Non-Correlation Risk: Each Fund’s return may not match the return of its respective Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions. Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

F. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

G. Dividends and Distributions to Shareholders

Dividends from net investment income for both ALPS Disruptive Technology ETF and ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Distributable Earnings
ALPS Clean Energy ETF	$16,028	$(16,028)
ALPS Disruptive Technologies ETF	$1,032,891	$(1,032,891)
ALPS Medical Breakthroughs ETF	$18,265,647	$(18,265,647)

28 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

The tax character of the distributions paid during the fiscal year ended November 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2018
ALPS Clean Energy ETF	$–	$–	$–
ALPS Disruptive Technologies ETF	–	–	–
ALPS Medical Breakthroughs ETF	2,404,884	–	–

There were no distributions paid during the fiscal year ended November 30, 2017.

As of November 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/depreciation on investments	Total
ALPS Clean Energy ETF	17,597	$(45,617)	$(159,352)	$(187,372)
ALPS Disruptive Technologies ETF	113,499	(405,478)	(3,751,196)	(4,043,175)
ALPS Medical Breakthroughs ETF	3,892,744	(50,274,087)	(14,936,208)	(61,317,551)

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$716,202	$1,952,682	$33,610,372
Gross depreciation (excess of tax cost over value)	(875,542)	(5,703,751)	(48,546,580)
Net depreciation of foreign currency	(12)	(127)	–
Net unrealized appreciation (depreciation)	$(159,352)	$(3,751,196)	$(14,936,208)
Cost of investments for income tax purposes	$17,010,923	$54,877,927	$243,799,297

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales, investments in partnerships and Passive Foreign Investment Company (“PFIC”) adjustments.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$45,617	$–
ALPS Disruptive Technologies ETF	405,478	–
ALPS Medical Breakthroughs ETF	29,843,793	20,430,294

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

29 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

As of and during the year or period ended November 30, 2018, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. As the ALPS Disruptive Technologies ETF commenced operations on December 28, 2017, and the ALPS Clean Energy ETF commenced operations on June 28, 2018, no tax returns have been filed for either Fund as of the date of this report.

J. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2018:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$619,032	$617,752	$48,076	$665,828
ALPS Disruptive Technologies ETF	3,504,064	2,737,909	872,628	3,610,537
ALPS Medical Breakthroughs ETF	46,250,339	7,865,089	38,670,121	46,535,210

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

30 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2018:

ALPS Clean Energy ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$617,752	$–	$–	$–	$617,752
Total Borrowings					617,752
Gross amount of recognized liabilities for securities lending (collateral received)					$617,752

ALPS Disruptive Technologies ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$2,737,909	$–	$–	$–	$2,737,909
Total Borrowings					2,737,909
Gross amount of recognized liabilities for securities lending (collateral received)					$2,737,909

ALPS Medical Breakthroughs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$7,865,089	$–	$–	$–	$7,865,089
Total Borrowings					7,865,089
Gross amount of recognized liabilities for securities lending (collateral received)					$7,865,089

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets, as set out below. The Adviser served under the previous investment advisory agreement, since the commencement of each Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.65%
ALPS Disruptive Technologies ETF	0.50%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses for each Fund, including the licensing fees to the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

31 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

4. PURCHASES AND SALES OF SECURITIES

For the year or period ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$1,193,396	$1,114,430
ALPS Disruptive Technologies ETF	9,112,479	9,028,611
ALPS Medical Breakthroughs ETF	97,795,291	100,970,016

For the year or period ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$18,952,602	$2,511,858
ALPS Disruptive Technologies ETF	55,837,017	4,381,805
ALPS Medical Breakthroughs ETF	141,522,999	45,570,103

For the year or period ended November 30, 2018, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$17,035
ALPS Disruptive Technologies ETF	1,032,891
ALPS Medical Breakthroughs ETF	18,479,906

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Medical Breakthroughs ETF engaged in cross trades between other funds in the Trust during the year or period ended November 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year or period ended November 30, 2018, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Medical Breakthroughs ETF	$258,138	$–	$–

32 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

8. SHAREHOLDER MEETING

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held at the offices of ALPS Fund Services, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203 on August 3, 2018. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and the Adviser.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
ALPS Disruptive Technologies ETF	237,426	15,131	Yes
ALPS Medical Breakthroughs ETF	2,528,833	195,833	Yes

Proposal 2: To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
ALPS Disruptive Technologies ETF	109,252	143,305	No
ALPS Medical Breakthroughs ETF	1,826,724	897,942	Yes

9. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

33 | November 30, 2018

ALPS ETF Trust

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Forms N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

LICENSING AGREEMENT

ALPS Disruptive Technology ETF

The Indxx Disruptive Technologies Index (the “Underlying Index”) is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of investing in the ALPS Disruptive Technologies ETF.

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

34 | November 30, 2018

ALPS ETF Trust

Additional Information	November 30, 2018 (Unaudited)

ALPS Medical Breakthroughs ETF

The Poliwogg Medical Breakthroughs IndexSM is a service mark of S-Network Global Indexes, Inc. and has been licensed for use by ALPS Advisors, Inc. The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. and S-Network Global Indexes, Inc. makes no representation regarding the advisability of investing in the ALPS Medical Breakthroughs ETF.

The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the ALPS Medical Breakthroughs ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Medical Breakthroughs ETF particularly or the ability of the Poliwogg Medical Breakthroughs IndexSM to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, LLC is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Poliwogg Medical Breakthroughs IndexSM. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the ALPS Medical Breakthroughs ETF or the timing of the issuance or sale of the ALPS Medical Breakthroughs ETF or in the determination or calculation of the equation by which the ALPS Medical Breakthroughs ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the ALPS Medical Breakthroughs ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE POLIWOGG MEDICAL BREAKTHROUGHS INDEXSM OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, LLC. The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index even if notified of the possibility of such damages.

ALPS Clean Energy ETF

The CIBC Atlantic Trust Clean Energy Index (the “Underlying Index”) was created by CIBC National Trust Company (“CIBC NTC,” or the “Index Provider”). The Index Provider has entered into a license agreement with ALPS Advisors, Inc. (the “Adviser”) to use the Underlying Index (the “License Agreement”) in connection with the ALPS Clean Energy ETF (“Fund”). The following disclosure relates to the Index Provider and Adviser:

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts solely as brand licensor for the Underlying Index, and is not responsible for the descriptions of the Underlying Index or the Fund that appear herein.

The Fund is not sponsored, endorsed, sold or promoted by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly or the ability of the Underlying Index to track the market generally. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

35 | November 30, 2018

ALPS ETF Trust

Additional Information	November 30, 2018 (Unaudited)

CIBC NTC does not guarantee the quality, accuracy and/or completeness of the Underlying Index or any data included therein, and CIBC NTC shall have no liability for any errors, omissions, or interruptions of any kind related to the Underlying Index or related data. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC. www.alpsfunds.com 15 ALPS CLEAN ENERGY ETF The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

36 | November 30, 2018

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2018 (Unaudited)

At an in-person meeting held on March 5, 2018, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF (“ACES” or the “Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser to ACES under the ACES Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by ACES compared to those of similar funds managed by other investment advisers; (iii) the expected profitability to the Adviser of its proposed advisory relationship with ACES and reasonableness of compensation to the Adviser; (iv) the extent to which economies of scale would be realized if and as ACES’ assets increase and whether the fee level in the ACES Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the ACES Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services proposed to be provided under the ACES Advisory Agreement, the proposed investment parameters of the index for ACES, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of ACES, the anticipated financial support of ACES, and the nature and quality of services provided to other ETFs, open-end and closed-end funds sponsored by the Adviser. Based upon their review, the Independent Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to ACES are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Independent Trustees considered the resources involved in managing ACES as well as the fact that the Adviser agreed to pay all of ACES’ expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of ACES’ business) out of the unitary advisory fee. Based on their review, the Independent Trustees concluded that the expected profitability of ACES to the Adviser was not unreasonable.

The Independent Trustees also reviewed comparative fee and expense data provided by Broadridge regarding ACES. The Independent Trustees noted the proposed advisory fee for services to be provided to ACES by the Adviser was 0.65% of ACES’ average daily net assets. The Independent Trustees also considered that the advisory fee with respect to ACES was a unitary one and that, as set forth above, the Adviser had agreed to pay all of ACES’ expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of ACES’ business) out of the unitary fee. The Independent Trustees considered that, taking into account the impact of ACES’ unitary advisory fee, ACES’ expense ratio was higher than the median of its Broadridge expense group. The Independent Trustees also took into account AAI’s belief that the Broadridge peer group was not appropriate for ACES and noted that AAI had also prepared a peer group which invests directly in the same clean energy themes and securities contained within ACES. The fees in the peer universe prepared by AAI ranged from 0.47% to 0.81% of average daily net assets. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fees for ACES were reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with ACES and concluded that the advisory fees were reasonable taking into account such benefits.

The Independent Trustees considered the extent to which economies of scale would be realized as ACES grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of ACES investors. Because ACES is newly organized, the Independent Trustees reviewed ACES’ proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when ACES had attracted assets.

In voting to approve the ACES Advisory Agreement, the Independent Trustees concluded that the terms of the ACES Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

37 | November 30, 2018

ALPS ETF Trust

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

38 | November 30, 2018

ALPS ETF Trust

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

39 | November 30, 2018

ALPS ETF Trust

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

40 | November 30, 2018

Annual Report

November 30, 2018

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)
ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)
ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF
CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	10
Report of Independent Registered Public Accounting Firm	11
Schedule of Investments	12
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	25
Additional Information	32
Trustees & Officers	34

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol SDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® Total Return Index (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500® Total Return Index which offer the highest dividend yields.

Performance Overview

The Fund, for the twelve month period ended November 30, 2018, generated a total return of 0.51%, in-line with the Fund’s Underlying Index, net of fees, which returned 0.91%. The Fund underperformed the S&P 500® Total Return Index, which returned 6.27% for the same period.

The trailing twelve month yield for the Fund’s underlying constituents as of November 30, 2018 was 4.30% vs. 1.94% for the S&P 500® Total Return Index.

The S&P 500 Total Return Index ended November 30, 2018 up 6.27%, after an October sell-off caused the U.S. broad-based benchmark to give back most of the year’s gains. This is after hitting its all-time high on September 20, 2018, ending that month up 11.78% from November 30, 2017. The year started with a boost from corporate tax cuts, positive macro data, and strong corporate earnings and stock buybacks. After a market correction between February and March as interest rates spiked, the market rebounded throughout most of Q2 and Q3. Higher inflationary outlooks continued to drive interest rates to highs last seen in 2011, and an escalating U.S. – China trade war sent the market into a tailspin in October, down almost 8% for the month amid heightened volatility. From the Federal Open Market Committee perspective, the U.S. economy saw 3 rate hikes in 2018, leading many investors to question whether the fed funds rate was being raised too quickly as the housing market weakened throughout the year. At the end of November 30, 2018, crude oil had fallen from its highs amid record production by the U.S. and OPEC. Despite the pull back in the equity markets, Q3 corporate earnings were largely positive, however, the U.S. – China trade war started to affect 2019 earnings estimates even with a quasi “trade truce” announced by the U.S. and China.

Compared to the S&P 500® Total Return Index, the Fund saw a negative impact (-1.81%) from sector allocation effect for the period. This was largely driven by relative over-weighting in Materials (average weight for the period of 10.24% vs. 2.73% in SPX) and relative under-weight in Information Technology (average weight for the period of 10.32% vs. 20.01% in SPX); a result of the equal sector weight strategy. The Fund also saw a negative impact (-3.29%) from selection effect, as the constituents in Financials, Industrials, and Information Technology underperformed. The Fund’s Energy names exhibited the strongest positive contribution to overall selection effect for the period.

The best performing stocks in the Fund for the period were Eli Lilly & Co. (LLY), which increased 53.37% and Macy’s, Inc. (M), which saw a gain of 50.92%. AES Corp. (AES), which rose 49.31%, and Merck & Co. Inc. (MRK), which climbed 48.20%, were other top performers. The largest detractors were General Electric Co. (GE), which decreased 57.60%, Invesco Ltd. (IVZ), which fell 41.10%, and L Brands, Inc. (LB), which lost 38.82%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors (excluding Real Estate) in the S&P 500® Total Return Index will provide meaningfully higher yield relative to the S&P 500® Total Return Index, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2018)

	1 Year	3 Year	5 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	0.51%	10.67%	9.31%	13.21%
ALPS Sector Dividend Dogs ETF – Market Price*	0.46%	10.63%	9.29%	13.21%
S-Network® Sector Dividend Dogs Total Return Index	0.91%	11.20%	9.82%	13.75%
S&P 500® Total Return Index	6.27%	12.16%	11.12%	13.99%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

1 | November 30, 2018

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

2 | November 30, 2018

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

SCANA Corp.	2.88%
AES Corp.	2.50%
L Brands, Inc.	2.48%
Merck & Co., Inc.	2.48%
Eli Lilly & Co.	2.46%
Verizon Communications, Inc.	2.41%
Coca-Cola Co.	2.40%
Philip Morris International, Inc.	2.38%
Southern Co.	2.36%
Pfizer, Inc.	2.34%
Total % of Top 10 Holdings	24.69%

Sector Allocation* (as of November 30, 2018)

Utilities	12.13%
Health Care	11.73%
Consumer Staples	10.62%
Consumer Discretionary	10.29%
Energy	10.08%
Financials	10.07%
Information Technology	9.75%
Materials	9.54%
Industrials	9.39%
Communication Services	6.22%
Money Market Fund	0.18%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Net Total Return Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol IDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Net International Developed Markets (ex-Americas) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

The Fund, for the one year period ended November 30, 2018, generated a total return of -7.47%, relatively in-line with the Fund’s Net Total Return Index, net of fees, which returned -7.25%. The Fund outperformed the MSCI EAFE® Index (MXEA) which returned -7.94% for the same period.

The trailing twelve month yield for the Fund’s constituents as of November 30, 2018 was 5.56% vs. 3.48% on the MSCI EAFE® Index.

From a macroeconomic perspective, developed markets (ex-U.S.) generally saw a negative decline in equity prices. In the Eurozone, the European Central Bank (ECB) started 2018 by lowering its bond buying program to 30 billion euros a month from 60 billion euros a month in the previous year. The program is expected to end in December of 2018. Consequently, the end of the massive stimulus program partly contributed to downward revisions of economic growth in the region. In addition, persistent negative factors related to geopolitical tensions and threats of protectionism added to developed market volatility. Country-specific related events in the U.K., Italy, France, and Australia partly contributed to the overall negative sentiment in the developed markets, as well as an increase in the consumption tax in Japan that created fears of an economic slowdown. Equity markets among other developed markets (ex-U.S.) finished the year with flat or negative returns, following fears regarding the trajectory of US interest rates and trade tariffs.

Compared to the MSCI EAFE® Index, the Fund saw a moderately positive impact (+1.37%) from sector allocation which was largely driven by the relative underweight allocation in Financials (average weight for the period of 9.67% vs. 20.51% in MXEA), a result of the equal sector weighting strategy. The Fund’s relative overweight to the Information Technology sector (average weight for the period of 9.78% vs. 6.04% in MXEA) detracted from performance. The Fund also saw relative outperformance (+0.56%) attributed to selection effect.

From a geographical perspective, the highest contribution to return was attributed by holdings based in Sweden. The Fund’s performance was adversely impacted by holdings based in Japan. Overall, currency effect lowered the overall performance of the Fund by roughly -1.05%.

The best performing stocks for the period were Telefonaktiebolaget LM Ericsson, Class B (ERICB SS), which increased 35.57% and GlaxoSmithKline PLC (GSK LN), which rose 26.06%. The worst performing stocks were AMP Ltd. (AMP AU), which decreased 51.14% and Pandora A/S (PNDORA DC), which fell 43.01%.

Looking forward, we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Network Developed Markets (Ex N.A.) Index will provide high yield relative to the MSCI EAFE® Index, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2018)

	1 Year	3 Year	5 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	-7.47%	5.18%	0.91%	3.91%
ALPS International Sector Dividend Dogs ETF – Market Price*	-7.82%	5.28%	0.84%	3.93%
S-Network® International Sector Dividend Dogs Net Total Return Index	-7.25%	5.57%	1.29%	4.30%
MSCI EAFE® Index	-7.94%	4.12%	1.84%	4.57%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

4 | November 30, 2018

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Net Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5 | November 30, 2018

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Hennes & Mauritz AB, Class B	2.82%
Proximus SADP	2.41%
Micro Focus International PLC	2.39%
Fortescue Metals Group, Ltd.	2.33%
Woolworths Group, Ltd.	2.25%
GlaxoSmithKline PLC	2.22%
AstraZeneca PLC	2.21%
Roche Holding AG	2.20%
Sanofi	2.14%
Rio Tinto, Ltd.	2.14%
Total % of Top 10 Holdings	23.11%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2018)

Consumer Discretionary	12.18%
Health Care	10.60%
Communication Services	10.59%
Information Technology	10.40%
Industrials	9.99%
Utilities	9.77%
Materials	9.50%
Financials	9.33%
Energy	9.33%
Consumer Staples	8.08%
Money Market Fund	0.23%
Total	100.00%

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2018

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Net Total Return Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol EDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

The Fund, for the one year period ended November 30, 2018, generated a total return of -8.76%, relatively in-line with the Fund’s Net Total Return Index, net of fees, which returned -8.13%. The Fund outperformed the MSCI Emerging Markets Net Total Return Index®, which returned -9.09% for the same period.

The trailing twelve month yield for the Fund’s constituents as of November 30, 2018 was 5.51% vs. 2.91% on the MSCI Emerging Markets Net Total Return Index®.

From a macroeconomic perspective, investors retreated from emerging markets as risk appetite faltered with the U.S. – China trade war. Declines in emerging market equities prices were broadly driven by weakening local economies, a strong U.S. dollar, and trade tensions between the U.S. and China. In China, the decline in equity prices was partly driven by the $250 billion worth of tariffs that the U.S. had placed on Chinese imports. Although tariffs have yet to substantiate into explicit economic impacts, they have implicitly impacted the sentiment of China’s future economic outlook with capital outflows ensuing. Tech-heavy countries, South Korea and Taiwan, were also weak after global sales of mobile phones came in weaker than expected. Brazilian equities, on the other hand, have been one of the best performing emerging markets year-to-date. The decision by Brazilian legislators to uphold the criminal conviction of former President Luiz Inacio Lula Da affirmed investors’ confidence that the country’s governmental reform was trending in the right direction. GDP growth forecasts have been revised upward as presidential candidate, Jair Bolsonaro, was recently elected President. Bolsonaro’s administration aims to take a market-friendly and sustainable approach to economic policies.

Compared to the MSCI Emerging Markets Net Total Return Index®, the Fund saw a positive impact (2.47%) from sector allocation effect which was largely driven by the relative overweight in Energy (average weight for the period of 10.02% vs. 7.43% in MSCI Emerging Markets Net Total Return Index®) and a relative underweight to Consumer Discretionary over the one year period (average weight for the period of 7.60% vs. 11.01% in MSCI Emerging Markets Net Total Return Index®), a result of the equal sector weighting strategy. The Fund also saw a negative impact (-0.06%) due to selection effect, as the names in Energy and Communication Services were leading detractors, while constituents in Utilities and Information Technology propped up Fund performance.

From a geographical perspective, the highest contribution to return was attributed by holdings based in South Africa. The Fund’s performance was adversely impacted by holdings based in Turkey. Overall, currency effect lowered the overall performance of the fund by roughly -1.16%.

The best performing stocks for the period were Lukoil PJSC (LKOD LI), which increased 39.79%, Lenovo Group Ltd. (992 HK), which returned 35.06%, and Infosys Ltd. - ADR (INFY), which rose 31.20%. The worst performing stocks were Cielo SA (CIEL3 BZ), which lost 62.28%, Astro Malaysia Holdings Bhd (ASTRO MK), which fell 55.96%; and Great Wall Motor Co., Ltd (2333 HK), which decreased 42.57%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Emerging Markets Index will provide high yield relative to the MSCI Emerging Markets Net Total Return Index®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2018)

	1 Year	3 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	-8.76%	4.32%	0.12%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	-9.39%	4.25%	0.06%
S-Network® Emerging Sector Dividend Dogs Net Total Return Index	-8.13%	5.13%	0.97%
MSCI Emerging Markets Net Total Return Index®	-9.09%	9.41%	2.88%

7 | November 30, 2018

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the ten GICS sectors that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The MSCI Emerging Markets Net Total Return Index® is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8 | November 30, 2018

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

CCR SA	3.14%
BB Seguridade Participacoes SA	2.55%
Turkcell Iletisim Hizmetleri AS, ADR	2.52%
Engie Brasil Energia SA	2.51%
Kalbe Farma Tbk PT	2.49%
Astra International Tbk PT	2.38%
Woolworths Holdings, Ltd.	2.29%
Indocement Tunggal Prakarsa Tbk PT	2.26%
COSCO SHIPPING Energy Transportation Co., Ltd.	2.18%
Gudang Garam Tbk PT	2.18%
Total % of Top 10 Holdings	24.50%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2018)

Industrials	11.43%
Communication Services	10.87%
Health Care	10.70%
Utilities	10.07%
Financials	10.06%
Energy	9.85%
Consumer Staples	9.66%
Information Technology	9.24%
Consumer Discretionary	8.87%
Materials	8.86%
Money Market Fund	0.39%
Total	100.00%

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2018

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,013.10	0.40%	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$923.50	0.50%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$954.40	0.60%	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

(a)	Annualized based on the Fund's most recent half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

10 | November 30, 2018

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF (the “Funds”), three of the funds constituting the ALPS ETF Trust, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, 2017, 2016, 2015 and for the period March 28, 2014 (commencement of operations) to November 30, 2014, for ALPS Emerging Sector Dividend Dogs ETF; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF as of November 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS Emerging Sector Dividend Dogs ETF as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016, 2015 and for the period March 28, 2014 (commencement of operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

11 | November 30, 2018

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.53%)
Communication Services (6.20%)
AT&T, Inc.	1,397,230	$43,649,465
CenturyLink, Inc.	2,064,523	38,813,032
Verizon Communications, Inc.	862,213	51,991,444
Total Communication Services		134,453,941

Consumer Discretionary (10.26%)
Ford Motor Co.	4,966,844	46,738,002
Kohl's Corp.	584,809	39,281,621
L Brands, Inc.	1,620,163	53,643,597
Macy's, Inc.	1,303,234	44,596,667
Target Corp.	535,597	38,005,963
Total Consumer Discretionary		222,265,850

Consumer Staples (10.59%)
Altria Group, Inc.	757,919	41,556,698
Archer-Daniels-Midland Co.	937,889	43,161,652
Coca-Cola Co.	1,027,492	51,785,597
General Mills, Inc.	982,780	41,581,422
Philip Morris International, Inc.	593,528	51,357,978
Total Consumer Staples		229,443,347

Energy (10.05%)
Exxon Mobil Corp.	567,856	45,144,552
Helmerich & Payne, Inc.	720,546	43,665,088
Occidental Petroleum Corp.	609,222	42,810,030
ONEOK, Inc.	708,843	43,544,225
Williams Cos., Inc.	1,682,956	42,612,446
Total Energy		217,776,341

Financials (10.04%)
Invesco, Ltd.	1,976,008	40,211,763
MetLife, Inc.	1,008,459	45,007,525
People's United Financial, Inc.	2,656,590	44,790,107
Principal Financial Group, Inc.	830,297	40,950,248
Wells Fargo & Co.	857,585	46,549,714
Total Financials		217,509,357

Health Care (11.69%)
Cardinal Health, Inc.	906,765	49,717,925
Eli Lilly & Co.	447,739	53,119,755
Gilead Sciences, Inc.	644,074	46,334,683
Merck & Co., Inc.	675,199	53,570,289
Pfizer, Inc.	1,095,287	50,635,118
Total Health Care		253,377,770

Industrials (9.36%)
Eaton Corp. PLC	543,591	41,823,892
Emerson Electric Co.	609,275	41,138,248
General Electric Co.	3,710,163	27,826,222
Nielsen Holdings PLC	1,720,850	46,755,495
Security Description	Shares	Value
Industrials (continued)
United Parcel Service, Inc., Class B	393,156	$45,326,955
Total Industrials		202,870,812

Information Technology (9.72%)
International Business Machines Corp.	316,496	39,330,958
QUALCOMM, Inc.	629,718	36,687,371
Seagate Technology PLC	978,864	42,179,250
Western Union Co.	2,511,620	47,042,642
Xerox Corp.	1,683,890	45,330,319
Total Information Technology		210,570,540

Materials (9.52%)
CF Industries Holdings, Inc.	917,796	38,721,813
International Paper Co.	887,447	40,991,177
LyondellBasell Industries NV, Class A	445,553	41,574,551
Nucor Corp.	749,892	45,300,976
Westrock Co.	840,666	39,603,775
Total Materials		206,192,292

Utilities (12.10%)
AES Corp.	3,483,701	53,962,528
FirstEnergy Corp.	1,243,538	47,043,042
PPL Corp.	1,567,032	47,935,509
SCANA Corp.	1,331,842	62,143,748
Southern Co.	1,078,111	51,026,994
Total Utilities		262,111,821

TOTAL COMMON STOCKS
(Cost $2,168,691,573)		2,156,572,071

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.18%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	2.146%	3,899,464	3,899,464
TOTAL SHORT TERM INVESTMENTS
(Cost $3,899,464)			3,899,464

TOTAL INVESTMENTS (99.71%)
(Cost $2,172,591,037)			$2,160,471,535
OTHER ASSETS IN EXCESS OF LIABILITIES (0.29%)			6,236,973
NET ASSETS - 100.00%			$2,166,708,508

See Notes to Financial Statements.

12 | November 30, 2018

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.25%)
Australia (17.73%)
AMP, Ltd.	2,636,443	$4,682,555
BHP Billiton, Ltd.	259,895	5,829,791
Fortescue Metals Group, Ltd.	2,265,803	6,624,305
National Australia Bank, Ltd.	302,169	5,441,878
Telstra Corp., Ltd.	2,595,577	5,558,527
Wesfarmers, Ltd.	230,082	5,312,396
Westpac Banking Corp.	298,018	5,656,824
Woodside Petroleum, Ltd.	224,190	5,089,509
Woolworths Group, Ltd.	302,567	6,395,552
Total Australia		50,591,337

Belgium (2.40%)
Proximus SADP	247,695	6,853,356

Denmark (1.91%)
Pandora A/S	101,008	5,456,082

Finland (6.93%)
Fortum OYJ	231,911	4,833,481
Nokia OYJ	1,076,340	5,917,156
Nordea Bank Abp	551,803	4,896,955
UPM-Kymmene OYJ	154,548	4,116,899
Total Finland		19,764,491

France (7.86%)
Bouygues SA	140,332	5,395,222
Carrefour SA	315,229	5,674,246
Sanofi	67,353	6,085,540
TOTAL SA	94,521	5,261,011
Total France		22,416,019

Germany (5.36%)
Bayer AG	70,833	5,178,674
Evonik Industries AG	160,550	4,316,769
Telefonica Deutschland Holding AG	1,432,054	5,799,135
Total Germany		15,294,578

Great Britain (1.61%)
Persimmon PLC	189,886	4,597,285

Hong Kong (2.00%)
Sands China, Ltd.	1,319,400	5,708,294

Italy (3.86%)
Atlantia SpA	286,425	5,872,381
Eni SpA	318,588	5,138,156
Total Italy		11,010,537

Japan (9.87%)
Canon, Inc.	192,163	5,450,952
Japan Airlines Co., Ltd.	166,500	6,004,942
Japan Tobacco, Inc.	223,800	5,566,659
Nissan Motor Co., Ltd.	624,000	5,465,738
Security Description	Shares	Value
Japan (continued)
Tokyo Electron, Ltd.	40,500	$5,663,899
Total Japan		28,152,190

Netherlands (1.94%)
Royal Dutch Shell PLC, Class A	183,395	5,544,533

Portugal (1.92%)
EDP - Energias de Portugal SA	1,569,168	5,483,918

Spain (4.15%)
Endesa SA	270,960	6,036,917
Ferrovial SA	282,562	5,812,374
Total Spain		11,849,291

Sweden (8.96%)
Hennes & Mauritz AB, Class B	435,125	8,012,649
Swedbank AB, Class A	250,423	5,817,937
Telefonaktiebolaget LM Ericsson, Class B	683,780	5,702,392
Telia Co. AB	1,306,645	6,026,816
Total Sweden		25,559,794

Switzerland (2.19%)
Roche Holding AG	24,036	6,233,650

United Kingdom (20.56%)
AstraZeneca PLC	80,401	6,266,929
BP PLC	822,131	5,447,525
Centrica PLC	3,161,431	5,549,197
GlaxoSmithKline PLC	305,344	6,309,399
Imperial Brands PLC	172,902	5,309,723
International Consolidated Airlines Group SA	662,485	5,281,139
Micro Focus International PLC	345,487	6,775,248
Rio Tinto, Ltd.	113,376	6,072,462
SSE PLC	418,083	5,836,194
Vodafone Group PLC	2,706,767	5,826,908
Total United Kingdom		58,674,724

TOTAL COMMON STOCKS
(Cost $318,718,550)		283,190,079

13 | November 30, 2018

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2018

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.23%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	2.146%	650,140	650,140
TOTAL SHORT TERM INVESTMENTS
(Cost $650,140)			650,140

TOTAL INVESTMENTS (99.48%)
(Cost $319,368,690)			$283,840,219
OTHER ASSETS IN EXCESS OF LIABILITIES (0.52%)			1,486,928
NET ASSETS - 100.00%			$285,327,147

See Notes to Financial Statements.

14 | November 30, 2018

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.49%)
Argentina (1.92%)
Telecom Argentina SA, Sponsored ADR(a)	39,314	$675,415

Brazil (11.65%)
BB Seguridade Participacoes SA	122,896	900,030
CCR SA	329,711	1,107,563
Cielo SA	203,822	501,780
Engie Brasil Energia SA	79,304	882,044
Fleury SA	126,798	708,259
Total Brazil		4,099,676

Chile (3.51%)
AES Gener SA	2,499,637	680,149
Cencosud SA	298,436	553,922
Total Chile		1,234,071

China (9.91%)
COSCO SHIPPING Energy Transportation Co., Ltd., Class H	1,419,000	767,174
Great Wall Motor Co., Ltd., Class H	1,193,000	762,398
Huaneng Power International, Inc., Sponsored ADR(a)	26,880	677,376
Lenovo Group, Ltd.	1,010,000	729,358
Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,218,000	552,646
Total China		3,488,952

Czech Republic (1.78%)
CEZ AS	26,242	625,370

Hungary (2.12%)
Richter Gedeon Nyrt	38,014	747,932

India (5.43%)
Infosys, Ltd., Sponsored ADR	66,786	658,510
Vedanta, Ltd., ADR	51,881	578,473
Wipro, Ltd., ADR	129,333	675,118
Total India		1,912,101

Indonesia (11.23%)
Astra International Tbk PT	1,400,400	837,156
Gudang Garam Tbk PT	133,600	765,964
Indocement Tunggal Prakarsa Tbk PT	594,900	794,448
Kalbe Farma Tbk PT	8,192,400	873,512
Perusahaan Gas Negara Persero Tbk	4,985,000	681,397
Total Indonesia		3,952,477

Malaysia (7.27%)
Astro Malaysia Holdings Bhd	1,589,600	455,854
Security Description	Shares	Value
Malaysia (continued)
British American Tobacco Malaysia Bhd	83,927	$756,135
Malayan Banking Bhd	285,700	641,109
MISC Bhd	480,200	705,755
Total Malaysia		2,558,853

Mexico (1.58%)
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	91,081	555,594

Philippines (3.42%)
PLDT, Inc., Sponsored ADR	26,254	566,561
Semirara Mining & Power Corp.	1,276,100	637,807
Total Philippines		1,204,368

Poland (1.95%)
Bank Polska Kasa Opieki SA	23,664	685,388

Russia (7.76%)
Gazprom PJSC, ADR	153,102	728,765
LUKOIL PJSC, Sponsored ADR	10,171	747,569
Mobile TeleSystems PJSC, Sponsored ADR	83,983	622,314
Severstal PJSC, GDR(b)	43,109	633,271
Total Russia		2,731,919

South Africa (10.38%)
Absa Group, Ltd.	68,209	757,946
AVI, Ltd.	91,623	658,938
Life Healthcare Group Holdings, Ltd.	401,254	752,781
Netcare, Ltd.	369,153	681,903
Woolworths Holdings, Ltd.	198,896	803,693
Total South Africa		3,655,261

Thailand (9.23%)
BTS Group Holdings PCL	2,428,420	697,790
Charoen Pokphand Foods PCL	867,900	659,749
Delta Electronics Thailand PCL	320,924	680,637
Intouch Holdings PCL, NVDR	406,400	611,685
Thai Oil PCL	259,800	600,374
Total Thailand		3,250,235

Turkey (10.35%)
Enka Insaat ve Sanayi AS	818,969	736,664
Eregli Demir ve Celik Fabrikalari TAS	381,747	555,708
Ford Otomotiv Sanayi AS	68,712	712,291
Tupras Turkiye Petrol Rafinerileri AS	31,480	754,095

15 | November 30, 2018

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Turkey (continued)
Turkcell Iletisim Hizmetleri AS, ADR(a)	146,832	$883,928
Total Turkey		3,642,686

TOTAL COMMON STOCKS
(Cost $39,270,221)		35,020,298

WARRANTS(0.00%)(c)
Thailand (0.00%)
BTS Group Holdings PCL (Expiring 1/1/2020)	287,902	–
Total Thailand		–

TOTAL WARRANTS
(Cost $–)		–

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.63%)
Money Market Fund (0.38%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $135,767)	2.146%	135,767	135,767

Investments Purchased with Collateral from Securities Loaned (1.25%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%		439,625	439,625
(Cost $439,625)
TOTAL SHORT TERM INVESTMENTS
(Cost $575,392)			575,392

TOTAL INVESTMENTS (101.12%)
(Cost $39,845,613)			$35,595,690
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.12%)			(395,097)
NET ASSETS - 100.00%			$35,200,593

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $589,696.
(b)	These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2018, the aggregate market values of these securities were $633,271, representing 1.80% of the Fund’s net assets.

(c)	Less than .005%.

See Notes to Financial Statements.

16 | November 30, 2018

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2018

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
ASSETS:
Investments, at value	$2,160,471,535	$283,840,219	$35,595,690
Foreign currency, at value (Cost $–, $– and $7,784)	–	–	7,745
Foreign tax reclaims	–	493,996	1,542
Dividends receivable	10,704,886	1,111,400	114,761
Total Assets	2,171,176,421	285,445,615	35,719,738

LIABILITIES:
Payable for investments purchased	3,754,051	–	62,339
Payable to adviser	713,862	118,468	17,181
Payable for collateral upon return of securities loaned	–	–	439,625
Total Liabilities	4,467,913	118,468	519,145
NET ASSETS	$2,166,708,508	$285,327,147	$35,200,593

NET ASSETS CONSIST OF:
Paid-in capital	$2,290,798,737	$339,974,496	$43,482,130
Total Distributable earnings	(124,090,229)	(54,647,349)	(8,281,537)
NET ASSETS	$2,166,708,508	$285,327,147	$35,200,593

INVESTMENTS, AT COST	$2,172,591,037	$319,368,690	$39,845,613

PRICING OF SHARES:
Net Assets	$2,166,708,508	$285,327,147	$35,200,593
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	48,959,141	11,350,000	1,650,000
Net Asset Value, offering and redemption price per share	$44.26	$25.14	$21.33

See Notes to Financial Statements.

17 | November 30, 2018

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2018

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
INVESTMENT INCOME:
Dividends*	$86,469,930	$15,434,691	$1,953,102
Securities Lending Income	21,820	14,264	24,328
Total Investment Income	86,491,750	15,448,955	1,977,430

EXPENSES:
Investment adviser fees	9,116,138	1,656,503	264,947
Total Expenses	9,116,138	1,656,503	264,947
NET INVESTMENT INCOME	77,375,612	13,792,452	1,712,483

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	206,685,007	26,139,597	734,237
Net realized loss on foreign currency transactions	–	(249,071)	(51,195)
Total net realized gain	206,685,007	25,890,526	683,042
Net change in unrealized depreciation on investments	(272,966,359)	(63,583,414)	(6,853,431)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	(27,144)	1,340
Total net change in unrealized depreciation	(272,966,359)	(63,610,558)	(6,852,091)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(66,281,352)	(37,720,032)	(6,169,049)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,094,260	$(23,927,580)	$(4,456,566)
*Net of foreign tax withholding:	$–	$1,221,229	$227,663

See Notes to Financial Statements.

18 | November 30, 2018

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$77,375,612	$70,692,559
Net realized gain	206,685,007	79,876,828
Net change in unrealized appreciation/(depreciation)	(272,966,359)	84,019,526
Net increase in net assets resulting from operations	11,094,260	234,588,913

Net Equalization Credits	2,185,761	1,506,585

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(80,000,025)	(70,756,115	)(a)
From tax return of capital	–	(2,592,040)
Total distributions	(80,000,025)	(73,348,155)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	565,538,675	1,098,967,514
Cost of shares redeemed	(652,128,952)	(640,408,820)
Net income equalization (Note 2)	(2,185,761)	(1,506,585)
Net increase/(decrease) from share transactions	(88,776,038)	457,052,109
Net increase/(decrease) in net assets	(155,496,042)	619,799,452

NET ASSETS:
Beginning of period	2,322,204,550	1,702,405,098
End of period	$2,166,708,508	$2,322,204,550

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	50,909,141	40,259,141
Shares sold	12,350,000	25,600,000
Shares redeemed	(14,300,000)	(14,950,000)
Shares outstanding, end of period	48,959,141	50,909,141

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $70,756,115.

See Notes to Financial Statements.

19 | November 30, 2018

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$13,792,452	$8,948,867
Net realized gain/(loss)	25,890,526	(2,156,351)
Net change in unrealized appreciation/(depreciation)	(63,610,558)	49,755,411
Net increase/(decrease) in net assets resulting from operations	(23,927,580)	56,547,927

Net Equalization Credits	584,886	1,103,408

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(13,263,685)	(8,514,874	)(a)
Total distributions	(13,263,685)	(8,514,874)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	92,142,123	167,824,202
Cost of shares redeemed	(118,807,393)	(27,715,964)
Net income equalization (Note 2)	(584,886)	(1,103,408)
Net increase/(decrease) from share transactions	(27,250,156)	139,004,830
Net increase/(decrease) in net assets	(63,856,535)	188,141,291

NET ASSETS:
Beginning of period	349,183,682	161,042,391
End of period	$285,327,147	$349,183,682	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	12,350,000	7,050,000
Shares sold	3,250,000	6,400,000
Shares redeemed	(4,250,000)	(1,100,000)
Shares outstanding, end of period	11,350,000	12,350,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $8,514,874.
(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $830,175.

See Notes to Financial Statements.

20 | November 30, 2018

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$1,712,483	$1,221,858
Net realized gain	683,042	143,336
Net change in unrealized appreciation/(depreciation)	(6,852,091)	3,453,932
Net increase/(decrease) in net assets resulting from operations	(4,456,566)	4,819,126
Net Equalization Credits	181,291	80,789

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,535,255)	(1,225,826	)(a)
Total distributions	(1,535,255)	(1,225,826)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,738,927	26,866,382
Cost of shares redeemed	(24,902,706)	(2,160,243)
Net income equalization (Note 2)	(181,291)	(80,789)
Net increase/(decrease) from share transactions	(6,345,070)	24,625,350
Net increase/(decrease) in net assets	(12,155,600)	28,299,439

NET ASSETS:
Beginning of period	47,356,193	19,056,754
End of period	$35,200,593	$47,356,193	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,950,000	900,000
Shares sold	750,000	1,150,000
Shares redeemed	(1,050,000)	(100,000)
Shares outstanding, end of period	1,650,000	1,950,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $1,225,826.
(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $135,674.

See Notes to Financial Statements.

21 | November 30, 2018

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$45.61	$42.29	$36.23	$38.80	$33.76

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.54	1.40	1.26	1.21	1.35
Net realized and unrealized gain/(loss)	(1.31)	3.39	6.15	(2.47)	4.94
Total from investment operations	0.23	4.79	7.41	(1.26)	6.29

DISTRIBUTIONS:
From net investment income	(1.58)	(1.42)	(1.34)	(1.31)	(1.25)
Tax return of capital	–	(0.05)	(0.01)	–	–
Total distributions	(1.58)	(1.47)	(1.35)	(1.31)	(1.25)

Net increase/(decrease) in net asset value	(1.35)	3.32	6.06	(2.57)	5.04
NET ASSET VALUE, END OF PERIOD	$44.26	$45.61	$42.29	$36.23	$38.80
TOTAL RETURN(b)	0.51%	11.59%	20.86%	(3.21)%	18.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,166,709	$2,322,205	$1,702,405	$1,014,899	$1,024,473

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.40%	3.24%	3.23%	3.25%	3.74%
Portfolio turnover rate(c)	61%	48%	49%	55%	12%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.04	$0.03	$0.06	$0.06	$0.09

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

22 | November 30, 2018

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$28.27	$22.84	$24.25	$27.33	$29.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.15	0.94	1.00	1.06	1.19
Net realized and unrealized gain/(loss)	(3.19)	5.41	(1.47)	(3.13)	(1.83)
Total from investment operations	(2.04)	6.35	(0.47)	(2.07)	(0.64)

DISTRIBUTIONS:
From net investment income	(1.09)	(0.92)	(0.94)	(0.99)	(1.17)
Tax return of capital	–	–	–	(0.02)	(0.07)
Total distributions	(1.09)	(0.92)	(0.94)	(1.01)	(1.24)

Net increase/(decrease) in net asset value	(3.13)	5.43	(1.41)	(3.08)	(1.88)
NET ASSET VALUE, END OF PERIOD	$25.14	$28.27	$22.84	$24.25	$27.33
TOTAL RETURN(b)	(7.47)%	28.21%	(1.95)%	(7.76)%	(2.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$285,327	$349,184	$161,042	$135,778	$143,461

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.16%	3.55%	4.28%	4.05%	4.05%
Portfolio turnover rate(c)	72%	37%	47%	67%	19%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.05	$0.12	$0.09	$0.05	$0.09

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

23 | November 30, 2018

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period March 28, 2014 (Commencement) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$24.29	$21.17	$20.78	$26.57	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.91	0.80	0.67	1.26	0.64
Net realized and unrealized gain/(loss)	(3.02)	3.06	0.39	(6.15)	1.59
Total from investment operations	(2.11)	3.86	1.06	(4.89)	2.23

DISTRIBUTIONS:
From net investment income	(0.85)	(0.74)	(0.67)	(0.90)	(0.54)
Tax return of capital	–	–	–	–	(0.12)
Total distributions	(0.85)	(0.74)	(0.67)	(0.90)	(0.66)

Net increase/(decrease) in net asset value	(2.96)	3.12	0.39	(5.79)	1.57
NET ASSET VALUE, END OF PERIOD	$21.33	$24.29	$21.17	$20.78	$26.57
TOTAL RETURN(b)	(8.76)%	18.37%	5.10%	(18.66)%	8.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,201	$47,356	$19,057	$9,349	$10,629

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	3.88%	3.33%	3.11%	5.34%	3.54	%(c)
Portfolio turnover rate(d)	85%	42%	68%	96%	19%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.10	$0.05	$0.36	$0.03	$0.16

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

24 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index.

The shares of the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

25 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2018:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$2,156,572,071	$–	$–	$2,156,572,071
Short Term Investments	3,899,464	–	–	3,899,464
TOTAL	$2,160,471,535	$–	$–	$2,160,471,535

26 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$283,190,079	$–	$–	$283,190,079
Short Term Investments	650,140	–	–	650,140
TOTAL	$283,840,219	$–	$–	$283,840,219

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$35,020,298	$–	$–	$35,020,298
Warrants*	–	–	–	–
Short Term Investments
Money Market Fund	135,767	–	–	135,767
Investments Purchased with Collateral from Securities Loaned	439,625	–	–	439,625
TOTAL	$35,595,690	$–	$–	$35,595,690

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

27 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$164,202,675	$(164,202,675)
ALPS International Sector Dividend Dogs ETF	19,910,946	(19,910,946)
ALPS Emerging Sector Dividend Dogs ETF	2,369,602	(2,369,602)

The tax character of the distributions paid during the fiscal year ended November 30, 2018 and November 30, 2017 were as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2018
ALPS Sector Dividend Dogs ETF	$80,000,025	$–
ALPS International Sector Dividend Dogs ETF	13,263,685	–
ALPS Emerging Sector Dividend Dogs ETF	1,535,255	–
November 30, 2017
ALPS Sector Dividend Dogs ETF	70,756,115	2,592,040
ALPS International Sector Dividend Dogs ETF	8,514,874	–
ALPS Emerging Sector Dividend Dogs ETF	1,225,826	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$16,090,987	$89,247,096
ALPS International Sector Dividend Dogs ETF	6,138,216	13,404,064
ALPS Emerging Sector Dividend Dogs ETF	1,387,625	2,660,474

The ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF used capital loss carryovers during the period ended November 30, 2018 in the amounts of $39,433,714 and $5,752,134, respectively.

As of November 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$172,346	$(105,338,083)	$(18,924,492)	$(124,090,229)
ALPS International Sector Dividend Dogs ETF	1,109,871	(19,542,280)	(36,214,940)	(54,647,349)
ALPS Emerging Sector Dividend Dogs ETF	750,375	(4,048,099)	(4,983,813)	(8,281,537)

28 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$207,219,684	$(226,144,176)	$–	$(18,924,492)	$2,179,396,027
ALPS International Sector Dividend Dogs ETF	8,530,358	(44,735,215)	(10,083)	(36,214,940)	320,045,076
ALPS Emerging Sector Dividend Dogs ETF	907,490	(5,892,750)	1,447	(4,983,813)	40,580,950

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2018, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

J. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Emerging Sector Dividend Dogs ETF	$589,696	$439,625	$163,150	$602,775

29 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2018:

ALPS Emerging Sector Dividend Dogs ETF		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$439,625	$–	$–	$–	$439,625
Total Borrowings					439,625
Gross amount of recognized liabilities for securities lending (collateral received)					$439,625

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets, as set out below. The Adviser served under the previous investment advisory agreement, since the commencement of each Fund until these agreements were terminated on April 16, 2018, due to a change of control of Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$1,394,496,103	$1,391,456,774
ALPS International Sector Dividend Dogs ETF	238,668,789	236,362,095
ALPS Emerging Sector Dividend Dogs ETF	38,558,564	37,426,415

30 | November 30, 2018

ALPS ETF Trust

Notes to Financial Statements	November 30, 2018

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$565,089,695	$652,040,876
ALPS International Sector Dividend Dogs ETF	90,543,663	119,541,982
ALPS Emerging Sector Dividend Dogs ETF	14,960,878	22,218,422

For the year ended November 30, 2018, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$170,567,110
ALPS International Sector Dividend Dogs ETF	20,482,868
ALPS Emerging Sector Dividend Dogs ETF	2,991,269

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  RELATED PARTY TRANSACTIONS

The ALPS Sector Dvidend Dogs ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2018, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$2,203,500	$1,988,777	$(84,220)

7.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

8.  SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

31 | November 30, 2018

ALPS ETF Trust

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Funds designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Sector Dividend Dogs ETF	100.00%	93.85%
ALPS International Sector Dividend Dogs ETF	98.20%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	76.38%	0.00%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2018:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$1,165,122	$16,920,860
ALPS Emerging Sector Dividend Dogs ETF	$200,008	$2,111,433

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

32 | November 30, 2018

ALPS ETF Trust

Additional Information	November 30, 2018 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

33 | November 30, 2018

ALPS ETF Trust

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

34 | November 30, 2018

ALPS ETF Trust

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

35 | November 30, 2018

ALPS ETF Trust

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

36 | November 30, 2018

BFOR

ANNUAL REPORT

ALPS ETF TRUST | November 30, 2018

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

TABLE OF CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	5
Report of Independent Registered Public Accounting Firm	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Additional Information	22
Trustees & Officers	24

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Barron’s 400SM ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

The Barron’s 400SM ETF (BFOR) closed its fiscal year ended November 30th, 2018 very differently from how it started, as the Fund gave up all of its year-to-date returns during the months of September and October. As a result of its late-year decline, the Fund ended down 2.12% for the year (total return), trailing its benchmark, the Barron’s 400 Index SM (B400T), which fell 1.51% during the same period. Thus, the Barron’s 400 SM ETF (BFOR) ended the year 835 basis points behind the Dow Jones U.S. Total Stock Market Index (DWCFT), the broadest measure of the U.S. equity market, which gained 5.49% on a cumulative, total return basis for the 12-month period ended on November 30, 2018. Figure 1 illustrates the fund’s monthly performance for the year just ended.

Figure 1. Monthly Performance of the Barron’s 400SM ETF (BFOR) During Its Fiscal Year 20181

Month	Return	Month	Return
December 2017	+0.03%	June 2018	+0.60%
January 2018	+3.87%	July 2018	+1.35%
February 2018	-3.52%	August 2018	+4.39%
March 2018	-0.05%	September 2018	-2.18%
April 2018	-0.39%	October 2018	-10.86%
May 2018	+4.11%	November 2018	+0.69%

During the most recently ended fiscal year, a total of 731 stocks were members of the Barron’s 400 Index, which rebalances semi-annually in March and September. Of these, 315 stocks had a net positive return during the index’s fiscal year while 416 had a net negative return. The fact that the number of total stocks in the index during a single fiscal year is higher than its 400-constituent cap is explained by the fact that each fiscal year includes stocks from three selection periods (in the most recent year’s case these included the selections from September 2017, March 2018 and September 2018). A total of 148 stocks were selected in all three periods, with only 41.2% of them delivering a positive return and 58.8% of them delivering a net negative return.

A close look at the ratio of negative to positive performers by sector for the full year helps explain the Fund’s relatively poor return, as only two of the sectors to which it had a sizable exposure had a lower number of stocks with a negative return than those with a positive return. This is summarized in Figure 2.

[1]	All returns are based on the market value of the fund at each month’s end relative to the value at the end of the preceding month. Source: Bloomberg.

1 | November 30, 2018

Barron’s 400SM ETF

Performance Overview	November 30, 2018 (Unaudited)

Figure 2. Ratio of Stocks with Negative to Positive Returns in the Barron’s 400 Index (B400) During Fiscal Year 20182

Sector	Total Stocks	# with Neg. Returns	# with Pos. Return	Neg./Pos. Ratio
Consumer Discretionary	114	60	54	1.11
Consumer Staples	32	15	17	0.88
Energy	63	50	13	3.85
Financials	151	89	62	1.44
Health Care	58	31	27	1.15
Industrials	150	87	63	1.38
Materials	35	25	10	2.50
Technology	119	59	60	0.98
Telecommunications	3	0	3	NM
Utilities	6	0	6	NM

The average price return among all 416 stocks that lost in value during the period they were held by the Barron’s 400 Index (B400) was -15.60%. Meanwhile, the average return among all 315 gainers was +18.24%. Figure 3 illustrates the top and bottom 10 performers in B400 during fiscal year 2018.

Figure 3. Top and Bottom 10 Performing Stocks in the Barron’s 400 Index (B400) During Fiscal Year 20183

Top Ten Performing Stocks Name	Ticker	Sector	Return (%)
Vantiv, Inc.	WP	Technology	209.99%
Trade Desk, Inc.	TTD	Consumer Discretionary	189.89%
Health Insurance Innovations, Inc.	HIIQ	Financials	145.82%
Denbury Resources Inc.	DNR	Energy	134.87%
Medifast, Inc.	MED	Consumer Discretionary	116.69%
Bioverativ, Inc.	BIVV	Health Care	109.88%
R1 RCM Inc.	RCM	Industrials	100.26%
Insperity, Inc.	NSP	Industrials	95.08%
HealthEquity Inc.	HQY	Financials	78.25%
Etsy, Inc.	ETSY	Industrials	70.82%

Bottom Ten Performing Stocks Name	Ticker	Sector	Return (%)
Laredo Petroleum, Inc.	LPI	Energy	-59.12%
Thor Industries, Inc.	THO	Consumer Discretionary	-55.84%
Kronos Worldwide, Inc.	KRO	Materials	-55.68%
Winnebago Industries	WGO	Consumer Discretionary	-54.28%
Hi-Crush Partners LP	HCLP	Materials	-52.93%
Coherent, Inc.	COHR	Technology	-52.68%
McDermott International, Inc.	MDR	Energy	-52.64%
Casa Systems, Inc.	CASA	Technology	-51.56%
WageWorks, Inc.	WAGE	Technology	-48.04%
Pilgrim’s Pride Corporation	PPC	Consumer Staples	-45.9%

[2]	This table includes the total number of stocks held in each sector throughout fiscal year 2018, regardless of hold period. Their performance is based on price returns for the period held. The last column denotes the ratio of stocks with a negative return to those with a positive return for each sector. The ratio is not meaningful (NM) for Telecommunications and Utilities since these two sectors only held three and six stocks respectively, with all having a positive return during the period they were held in the index, resulting in a ratio of zero.

[3]	Based on cumulative price return for every stock while they were members of the Barron’s 400 Index between December 1, 2017 and November 30, 2018. Sources: FactSet and MarketGrader Research.

2 | November 30, 2018

Barron’s 400SM ETF

Performance Overview	November 30, 2018 (Unaudited)

Performance (as of November 30, 2018)

	1 Year	3 Year	5 Year	Since Inception^
Barron’s 400SM ETF – NAV	-2.12%	9.19%	7.31%	9.76%
Barron’s 400SM ETF – Market Price*	-2.09%	9.23%	7.32%	9.77%
Barron’s 400 IndexSM	-1.51%	9.88%	8.02%	10.49%

Total Expense Ratio (per the current prospectus) 0.66%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

3 | November 30, 2018

Barron’s 400SM ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Electro Scientific Industries, Inc.	0.47%
Marathon Petroleum Corp.	0.44%
Cabot Microelectronics Corp.	0.37%
Cracker Barrel Old Country Store, Inc.	0.36%
AMN Healthcare Services, Inc.	0.35%
Cohu, Inc.	0.35%
Exelixis, Inc.	0.34%
Starbucks Corp.	0.34%
Deckers Outdoor Corp.	0.34%
Valero Energy Partners LP	0.33%
Total % of Top 10 Holdings	3.69%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2018)

Growth of $10,000 (as of November 30, 2018)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | November 30, 2018

Barron’s 400SM ETF

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
Barron's 400 ETF
Actual	$1,000.00	$936.90	0.65%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

5 | November 30, 2018

Barron’s 400SM ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400 SM ETF (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Barron’s 400 SM ETF of ALPS ETF Trust as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

6 | November 30, 2018

Barron’s 400SM ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (94.36%)
Communication Services (2.73%)
AMC Networks, Inc., Class A(a)	7,245	$433,686
Cable One, Inc.	524	471,228
Comcast Corp., Class A	12,447	485,558
Facebook, Inc., Class A(a)	2,878	404,676
Gray Television, Inc.(a)	27,458	507,698
IAC/InterActiveCorp(a)	2,124	377,987
Marcus Corp.	11,242	477,335
Match Group, Inc.(a)	7,834	315,475
Nexstar Media Group, Inc., Class A	5,763	476,254
Sinclair Broadcast Group, Inc., Class A	16,437	516,944
Total Communication Services		4,466,841

Consumer Discretionary (16.23%)
Aaron's, Inc.	8,804	412,026
Acushnet Holdings Corp.	17,480	399,418
American Axle & Manufacturing Holdings, Inc.(a)	25,669	319,579
American Eagle Outfitters, Inc.	19,550	409,182
Booking Holdings, Inc.(a)	239	452,159
Boot Barn Holdings, Inc.(a)	15,913	360,270
BorgWarner, Inc.	10,758	425,802
Burlington Stores, Inc.(a)	2,848	472,085
Callaway Golf Co.	20,061	343,645
Carter's, Inc.	4,994	461,945
Cavco Industries, Inc.(a)	1,840	302,790
Citi Trends, Inc.	15,377	315,229
Cooper-Standard Holding, Inc.(a)	3,809	278,514
Cracker Barrel Old Country Store, Inc.(b)	3,216	581,485
Dave & Buster's Entertainment, Inc.	7,253	412,406
Deckers Outdoor Corp.(a)	4,118	548,682
Dollar General Corp.	4,231	469,599
DR Horton, Inc.	10,817	402,609
Five Below, Inc.(a)	3,609	378,187
Floor & Decor Holdings, Inc., Class A(a)	13,284	440,099
Fox Factory Holding Corp.(a)	6,631	422,461
Gap, Inc.	17,136	467,641
Gentex Corp.	21,221	477,897
Grand Canyon Education, Inc.(a)	4,239	518,684
GrubHub, Inc.(a)	3,271	256,087
H&R Block, Inc.	18,281	493,770
Hilton Grand Vacations, Inc.(a)	14,214	455,701
International Speedway Corp., Class A	10,498	444,485
iRobot Corp.(a)(b)	4,122	393,239
Johnson Outdoors, Inc., Class A	4,694	334,682
Kohl's Corp.	5,879	394,892
Las Vegas Sands Corp.	7,659	420,785
Security Description	Shares	Value
Consumer Discretionary (continued)
La-Z-Boy, Inc.	14,592	$426,524
LCI Industries	4,977	385,120
Lear Corp.	2,977	405,616
Lennar Corp.	11,303	390,632
LGI Homes, Inc.(a)(b)	9,220	425,595
Lowe's Cos., Inc.	3,968	374,460
Malibu Boats, Inc., Class A(a)	8,514	412,248
MasterCraft Boat Holdings, Inc.(a)	12,122	314,081
Nordstrom, Inc.	7,306	386,268
Norwegian Cruise Line Holdings, Ltd.(a)	8,055	413,383
Nutrisystem, Inc.	12,721	473,094
NVR, Inc.(a)	172	421,400
Ollie's Bargain Outlet Holdings, Inc.(a)	4,970	440,839
O'Reilly Automotive, Inc.(a)	1,355	469,887
PetMed Express, Inc.	12,587	303,221
PulteGroup, Inc.	17,419	461,952
Qurate Retail, Inc.(a)	20,933	465,131
Ross Stores, Inc.	4,768	417,677
Ruth's Hospitality Group, Inc.	14,884	364,211
Stamps.com, Inc.(a)	1,990	341,205
Starbucks Corp.	8,396	560,181
Steven Madden, Ltd.	12,229	394,141
Thor Industries, Inc.	4,563	309,417
Tilly's, Inc.	25,233	290,432
TJX Cos., Inc.	8,477	414,101
Toll Brothers, Inc.	12,864	424,126
TopBuild Corp.(a)	7,394	376,724
TRI Pointe Group, Inc.(a)	33,927	423,409
Ulta Beauty, Inc.(a)	1,631	485,696
Vail Resorts, Inc.	1,569	438,033
Wendy's Co.	26,401	473,370
Winnebago Industries, Inc.	12,884	322,487
ZAGG, Inc.(a)	29,818	299,671
Total Consumer Discretionary		26,570,367

Consumer Staples (2.89%)
Church & Dwight Co., Inc.	7,747	512,774
Constellation Brands, Inc., Class A	2,165	423,820
Hershey Co.	4,472	484,318
McCormick & Co., Inc.	3,524	528,600
Medifast, Inc.	2,078	308,583
National Beverage Corp.	4,002	349,255
Nu Skin Enterprises, Inc., Class A	5,425	357,887
Pilgrim's Pride Corp.(a)	24,580	487,667
Post Holdings, Inc.(a)	4,677	452,500
Sprouts Farmers Market, Inc.(a)	16,762	385,861
Tyson Foods, Inc., Class A	7,411	436,878
Total Consumer Staples		4,728,143

Energy (7.04%)
Arch Coal, Inc., Class A	5,099	414,396
BP Prudhoe Bay Royalty Trust	14,304	360,461

7 | November 30, 2018

Barron’s 400SM ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Energy (continued)
Cactus, Inc.(a)	12,763	$368,595
Callon Petroleum Co.(a)	39,729	339,683
Centennial Resource Development, Inc., Class A(a)	21,810	338,491
Cimarex Energy Co.	5,110	418,918
Concho Resources, Inc.(a)	3,222	419,956
CONSOL Energy, Inc.(a)	11,034	379,128
Continental Resources, Inc.(a)	7,373	337,094
Diamondback Energy, Inc.	3,703	408,737
EOG Resources, Inc.	3,867	399,500
FTS International, Inc.(a)	41,462	409,645
Gulfport Energy Corp.(a)	41,452	353,171
HollyFrontier Corp.	6,654	415,675
Laredo Petroleum, Inc.(a)	55,105	240,809
Mammoth Energy Services, Inc.	16,332	410,913
Marathon Petroleum Corp.	11,061	720,735
Matador Resources Co.(a)	14,445	329,346
McDermott International, Inc.(a)	24,542	213,761
Newfield Exploration Co.(a)	16,555	280,607
Parsley Energy, Inc., Class A(a)	16,391	329,951
PBF Energy, Inc., Class A	9,216	356,475
Phillips 66	4,047	378,475
Pioneer Natural Resources Co.	2,657	392,572
ProPetro Holding Corp.(a)	27,411	444,606
Renewable Energy Group, Inc.(a)	16,762	451,736
Ring Energy, Inc.(a)	41,181	287,855
RPC, Inc.	30,117	393,930
SRC Energy, Inc.(a)	52,396	302,325
Texas Pacific Land Trust	550	318,555
Valero Energy Corp.	3,976	317,682
Total Energy		11,533,783

Financials (16.91%)
American Equity Investment Life Holding Co.	12,772	435,908
Associated Banc-Corp	17,691	409,900
Athene Holding, Ltd., Class A(a)	8,941	388,844
BancFirst Corp.	7,616	425,125
Bank of NT Butterfield & Son, Ltd.	9,189	364,620
Bank OZK	11,966	324,279
BankUnited, Inc.	12,695	438,485
Cathay General Bancorp	10,951	433,331
CenterState Bank Corp.	15,835	396,033
Citizens Financial Group, Inc.	11,616	422,358
Cohen & Steers, Inc.	10,925	408,158
Comerica, Inc.	5,001	395,979
Commerce Bancshares, Inc.	7,095	447,130
Community Bank System, Inc.	7,353	482,798
Credit Acceptance Corp.(a)	1,047	428,663
Cullen/Frost Bankers, Inc.	4,282	429,570
Discover Financial Services	5,905	421,027
Security Description	Shares	Value
Financials (continued)
E*TRADE Financial Corp.	8,598	$449,589
East West Bancorp, Inc.	7,433	399,078
Enterprise Financial Services Corp.	8,625	385,451
Essent Group, Ltd.(a)	10,411	401,448
Evercore, Inc., Class A	4,540	374,822
Federated Investors, Inc., Class B	19,013	503,464
Fifth Third Bancorp	16,032	447,774
First Busey Corp.	14,913	427,854
First Commonwealth Financial Corp.	28,265	394,014
First Financial Bankshares, Inc.	7,664	502,145
First Interstate BancSystem, Inc., Class A	10,067	437,210
First Merchants Corp.	9,789	411,530
Great Western Bancorp, Inc.	10,663	397,943
Guaranty Bancorp	15,490	396,699
Huntington Bancshares, Inc.	29,867	435,760
Independent Bank Corp./Rockland MA	5,238	420,978
JPMorgan Chase & Co.	4,040	449,208
KeyCorp	23,436	429,816
Lakeland Financial Corp.	9,739	450,916
Live Oak Bancshares, Inc.	16,063	287,688
Meridian Bancorp, Inc.	26,741	437,215
Moody's Corp.	2,577	409,923
MSCI, Inc.	2,572	404,036
Pacific Premier Bancorp, Inc.(a)	12,001	370,471
PacWest Bancorp	9,283	373,548
Park National Corp.	4,279	409,201
Peapack Gladstone Financial Corp.	14,680	419,995
People's United Financial, Inc.	26,318	443,721
PNC Financial Services Group, Inc.	3,305	448,753
Preferred Bank	7,704	394,599
Primerica, Inc.	3,943	468,744
SEI Investments Co.	7,372	395,876
ServisFirst Bancshares, Inc.	11,321	445,708
Simmons First National Corp., Class A	14,753	433,738
State Bank Financial Corp.	14,865	358,247
SunTrust Banks, Inc.	6,752	423,283
SVB Financial Group(a)	1,447	368,710
Synchrony Financial	13,900	361,122
Synovus Financial Corp.	9,783	369,895
T Rowe Price Group, Inc.	4,195	416,815
TCF Financial Corp.	18,561	417,437
Texas Capital Bancshares, Inc.(a)	5,334	318,226
TriState Capital Holdings, Inc.(a)	16,545	415,445
Universal Insurance Holdings, Inc.	10,067	441,841
Walker & Dunlop, Inc.	8,599	406,131

8 | November 30, 2018

Barron’s 400SM ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Financials (continued)
Webster Financial Corp.	7,535	$453,381
Western Alliance Bancorp(a)	8,037	376,694
Wintrust Financial Corp.	5,274	407,944
WSFS Financial Corp.	9,571	402,652
Zions Bancorp NA	8,980	436,967
Total Financials		27,685,913

Health Care (8.39%)
ABIOMED, Inc.(a)	1,218	405,204
Align Technology, Inc.(a)	1,186	272,649
AMN Healthcare Services, Inc.(a)	9,043	576,039
athenahealth, Inc.(a)	3,419	455,069
Biogen, Inc.(a)	1,370	457,196
Cambrex Corp.(a)	7,370	352,507
Cerner Corp.(a)	7,122	412,435
Chemed Corp.	1,491	472,319
ChemoCentryx, Inc.(a)	39,798	399,970
Concert Pharmaceuticals, Inc.(a)	34,474	494,012
Corcept Therapeutics, Inc.(a)	32,441	451,903
Eagle Pharmaceuticals, Inc.(a)(b)	6,758	340,603
Emergent BioSolutions, Inc.(a)	7,029	511,992
Enanta Pharmaceuticals, Inc.(a)	5,140	406,780
Encompass Health Corp.	5,790	435,466
Exelixis, Inc.(a)	27,752	563,643
Halozyme Therapeutics, Inc.(a)	26,927	444,565
Illumina, Inc.(a)	1,317	444,487
Laboratory Corp. of America Holdings(a)	2,697	392,791
LeMaitre Vascular, Inc.	13,200	368,148
Ligand Pharmaceuticals, Inc.(a)	1,726	272,311
Medpace Holdings, Inc.(a)	7,313	452,748
Nektar Therapeutics(a)	7,858	317,385
Pfizer, Inc.	10,627	491,286
Regeneron Pharmaceuticals, Inc.(a)	1,189	434,758
REGENXBIO, Inc.(a)	6,404	383,664
Supernus Pharmaceuticals, Inc.(a)	9,866	467,846
United Therapeutics Corp.(a)	3,663	432,600
Universal Health Services, Inc., Class B	3,616	498,972
Veeva Systems, Inc., Class A(a)	4,398	422,912
Zimmer Biomet Holdings, Inc.	3,543	414,602
Zoetis, Inc.	5,180	486,247
Total Health Care		13,733,109

Industrials (18.91%)
Acuity Brands, Inc.	2,866	372,637
Aerovironment, Inc.(a)	3,925	300,655
Allied Motion Technologies, Inc.	9,350	442,348
Allison Transmission Holdings, Inc.	8,878	418,243
Security Description	Shares	Value
Industrials (continued)
Apogee Enterprises, Inc.	10,792	$393,368
ASGN, Inc.(a)	5,730	396,802
Atkore International Group, Inc.(a)	17,669	360,801
BMC Stock Holdings, Inc.(a)	21,949	373,352
CAI International, Inc.(a)	17,402	426,523
Caterpillar, Inc.	3,076	417,321
Cintas Corp.	2,134	399,869
Comfort Systems USA, Inc.	8,405	442,607
Continental Building Products, Inc.(a)	11,956	341,702
Copart, Inc.(a)	7,343	375,815
CoStar Group, Inc.(a)	1,080	398,941
Covenant Transportation Group, Inc., Class A(a)	14,779	336,666
CSX Corp.	6,236	452,921
Curtiss-Wright Corp.	3,267	360,677
Energy Recovery, Inc.(a)(b)	51,184	418,173
EnPro Industries, Inc.	6,051	425,869
ESCO Technologies, Inc.	6,913	485,846
Expeditors International of Washington, Inc.	6,254	475,867
Fastenal Co.	7,964	471,947
Federal Signal Corp.	17,182	403,090
FedEx Corp.	1,906	436,474
Fortive Corp.	5,247	399,139
Forward Air Corp.	6,756	441,032
FTI Consulting, Inc.(a)	6,201	435,620
Generac Holdings, Inc.(a)	7,913	450,408
Global Brass & Copper Holdings, Inc.	12,578	407,150
Graco, Inc.	9,743	429,179
H&E Equipment Services, Inc.	12,889	285,491
Harris Corp.	2,798	399,974
Hawaiian Holdings, Inc.	11,633	466,949
HEICO Corp., Class A	6,199	418,556
Hexcel Corp.	6,847	422,254
Hub Group, Inc., Class A(a)	9,591	426,224
Huntington Ingalls Industries, Inc.	1,777	382,943
IDEX Corp.	2,958	406,429
Insteel Industries, Inc.	12,562	345,957
JB Hunt Transport Services, Inc.	3,716	395,234
John Bean Technologies Corp.	3,817	315,055
KAR Auction Services, Inc.	7,356	420,322
Knight-Swift Transportation Holdings, Inc.	12,829	444,653
Landstar System, Inc.	3,697	403,269
Lincoln Electric Holdings, Inc.	4,851	416,943
ManpowerGroup, Inc.	5,210	422,948
Marten Transport, Ltd.	21,338	415,664
Matson, Inc.	12,253	482,156
McGrath RentCorp	8,762	468,154
Meritor, Inc.(a)	23,096	381,084
MSC Industrial Direct Co., Inc., Class A, Class A	5,270	466,869

9 | November 30, 2018

Barron’s 400SM ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Industrials (continued)
NCI Building Systems, Inc.(a)	29,483	$334,632
Norfolk Southern Corp.	2,456	419,337
NV5 Global, Inc.(a)	5,080	372,821
Old Dominion Freight Line, Inc.	2,815	384,895
PACCAR, Inc.	6,446	401,070
Patrick Industries, Inc.(a)	7,111	282,449
PGT Innovations, Inc.(a)	21,774	419,585
Raven Industries, Inc.	9,833	396,762
Saia, Inc.(a)	5,731	345,637
Schneider National, Inc., Class B	17,844	398,457
Simpson Manufacturing Co., Inc.	6,035	353,047
Snap-on, Inc.	2,449	407,122
Southwest Airlines Co.	7,272	397,124
Systemax, Inc.	13,413	374,089
Tetra Tech, Inc.	6,607	402,763
The Timken Co.	9,433	378,735
Trex Co., Inc.(a)	5,563	354,530
Triton International, Ltd.	12,294	418,980
Union Pacific Corp.	2,819	433,506
United Parcel Service, Inc., Class B, Class B	3,908	450,553
United Rentals, Inc.(a)	2,745	321,522
Vectrus, Inc.(a)	14,137	342,540
WABCO Holdings, Inc.(a)	4,019	488,108
WageWorks, Inc.(a)	11,232	374,363
Werner Enterprises, Inc.	12,741	431,410
Total Industrials		30,962,207

Information Technology (13.49%)
Adobe, Inc.(a)	1,703	427,266
Advanced Energy Industries, Inc.(a)	8,653	407,037
Alarm.com Holdings, Inc.(a)	8,210	417,478
Alliance Data Systems Corp.	1,857	372,068
Analog Devices, Inc.	5,031	462,450
Appfolio, Inc., Class A(a)	5,407	331,395
Apple, Inc.	2,101	375,197
Applied Materials, Inc.	11,799	439,867
Arista Networks, Inc.(a)	1,717	409,470
Axcelis Technologies, Inc.(a)	22,474	447,682
Broadcom, Inc.	1,921	456,065
Brooks Automation, Inc.	13,196	400,631
Cabot Microelectronics Corp.	5,606	602,533
Casa Systems, Inc.(a)(b)	29,298	455,584
Ciena Corp.(a)	15,068	491,518
Cognex Corp.	8,199	360,920
Coherent, Inc.(a)	2,541	351,065
Cohu, Inc.	28,921	566,852
Control4 Corp.(a)	12,985	282,683
Electro Scientific Industries, Inc.(a)	26,016	764,871
F5 Networks, Inc.(a)	2,376	408,601
Ichor Holdings, Ltd.(a)(b)	21,152	384,966
Immersion Corp.(a)	44,888	425,987
Intel Corp.	10,036	494,875
Security Description	Shares	Value
Information Technology (continued)
Intuit, Inc.	2,059	$441,717
IPG Photonics Corp.(a)	2,889	410,671
Jack Henry & Associates, Inc.	2,844	397,307
KLA-Tencor Corp.	4,465	440,070
Lam Research Corp.	3,004	471,508
Lumentum Holdings, Inc.(a)	7,591	337,572
Micron Technology, Inc.(a)	10,202	393,389
Microsoft Corp.	4,080	452,431
MKS Instruments, Inc.	5,515	432,707
Nanometrics, Inc.(a)	12,893	414,123
NIC, Inc.	31,154	405,002
NVIDIA Corp.	1,691	276,360
ON Semiconductor Corp.(a)	24,348	466,995
Paychex, Inc.	6,193	438,217
Paycom Software, Inc.(a)	2,978	395,389
Photronics, Inc.(a)	48,197	467,511
Progress Software Corp.	10,868	382,119
Rudolph Technologies, Inc.(a)	18,868	400,379
SMART Global Holdings, Inc.(a)	15,453	529,883
Texas Instruments, Inc.	4,410	440,338
Total System Services, Inc.	4,724	412,736
Trade Desk, Inc., Class A(a)	3,248	462,678
Ubiquiti Networks, Inc.	4,682	510,244
Versum Materials, Inc.	12,990	449,974
Visa, Inc., Class A	3,134	444,119
Vishay Precision Group, Inc.(a)	11,786	399,899
Zebra Technologies Corp., Class A(a)	2,622	471,436
Total Information Technology		22,081,835

Materials (5.86%)
AdvanSix, Inc.(a)	13,327	382,618
Berry Global Group, Inc.(a)	9,221	464,001
Boise Cascade Co.	11,482	305,192
Celanese Corp., Series A	4,071	410,886
Chase Corp.	3,714	418,456
Chemours Co.	11,377	324,017
Eagle Materials, Inc.	5,278	385,294
FMC Corp.	5,368	444,148
Freeport-McMoRan, Inc.	32,725	390,736
Gold Resource Corp.	91,396	349,133
Huntsman Corp.	16,170	326,957
Ingevity Corp.(a)	4,543	445,259
Kronos Worldwide, Inc.	27,502	340,200
Louisiana-Pacific Corp.	15,668	358,170
Myers Industries, Inc.	18,449	304,409
Nucor Corp.	7,192	434,469
Packaging Corp. of America	3,936	385,020
Rayonier Advanced Materials, Inc.	22,096	325,916
Reliance Steel & Aluminum Co.	5,357	430,971
Schnitzer Steel Industries, Inc., Class A	17,288	484,237
Sherwin-Williams Co.	969	410,924
Steel Dynamics, Inc.	9,974	351,085
Trinseo SA	5,900	298,127

10 | November 30, 2018

Barron’s 400SM ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Materials (continued)
Warrior Met Coal, Inc.	17,829	$422,547
Westlake Chemical Corp.	5,464	396,085
Total Materials		9,588,857

Real Estate (0.45%)
HFF, Inc., Class A	10,198	411,999
RMR Group, Inc., Class A	4,997	323,006
Total Real Estate		735,005

Utilities (1.46%)
CenterPoint Energy, Inc.	16,430	460,205
Dominion Energy, Inc.	6,424	478,588
NextEra Energy, Inc.	2,662	483,712
OGE Energy Corp.	12,465	493,863
UGI Corp.	8,405	482,867
Total Utilities		2,399,235

TOTAL COMMON STOCKS
(Cost $157,890,256)		154,485,295

LIMITED PARTNERSHIPS (4.76%)
Energy (4.51%)
Alliance Resource Partners LP	23,843	468,515
Andeavor Logistics LP	9,298	347,001
Antero Midstream Partners LP	15,161	419,353
CNX Midstream Partners LP	23,375	423,088
Dominion Energy Midstream Partners LP	26,068	484,343
EQGP Holdings LP	21,687	434,174
EQM Midstream Partners LP	8,340	397,484
Hi-Crush Partners LP	37,273	218,420
Holly Energy Partners LP	14,605	410,839
Magellan Midstream Partners LP	6,717	406,244
MPLX LP	13,166	436,190
Noble Midstream Partners LP	12,452	412,535
Phillips 66 Partners LP	8,934	419,005
Shell Midstream Partners LP	20,914	394,020
TC PipeLines LP	13,996	416,941
Valero Energy Partners LP	12,935	544,175
Viper Energy Partners LP	11,278	338,678
Western Gas Equity Partners LP	13,983	405,227
Total Energy		7,376,232

Financials (0.25%)
Blackstone Group LP	12,215	412,012

TOTAL LIMITED PARTNERSHIPS
(Cost $9,177,963)		7,788,244
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.44%)
Money Market Fund (0.79%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $1,292,233)	2.146%	1,292,233	$1,292,233

Investments Purchased with Collateral from Securities Loaned (0.65%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $1,071,589)		1,071,589	1,071,589
TOTAL SHORT TERM INVESTMENTS
(Cost $2,363,822)			2,363,822

TOTAL INVESTMENTS (100.56%)
(Cost $169,432,041)			$164,637,361
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.56%)			(928,997)
NET ASSETS - 100.00%			$163,708,364

(a)	Non-income producing security.

(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,065,137.

See Notes to Financial Statements.

11 | November 30, 2018

Barron’s 400SM ETF

Statement of Assets and Liabilities	November 30, 2018

ASSETS:
Investments, at value	$164,637,361
Receivable for investments sold	2,005,537
Dividends receivable	246,916
Total Assets	166,889,814

LIABILITIES:
Payable for capital shares redeemed	2,021,091
Payable to adviser	88,770
Payable for collateral upon return of securities loaned	1,071,589
Total Liabilities	3,181,450
NET ASSETS	$163,708,364

NET ASSETS CONSIST OF:
Paid-in capital	$196,831,134
Total distributable earnings	(33,122,770)
NET ASSETS	$163,708,364

INVESTMENTS, AT COST	$169,432,041

PRICING OF SHARES
Net Assets	$163,708,364
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,050,000
Net Asset Value, offering and redemption price per share	$40.42

See Notes to Financial Statements.

12 | November 30, 2018

Barron’s 400SM ETF

Statement of Operations	For the Year Ended November 30, 2018

INVESTMENT INCOME:
Dividends(a)	$2,872,911
Securities Lending Income	137,559
Total Investment Income	3,010,470

EXPENSES:
Investment adviser fees	1,237,516
Net Expenses	1,237,516
NET INVESTMENT INCOME	1,772,954

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	34,798,091
Net change in unrealized depreciation on investments	(39,573,824)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,775,733)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,002,779)

(a)	Net of foreign tax withholding of $31.

See Notes to Financial Statements.

13 | November 30, 2018

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$1,772,954	$1,530,468
Net realized gain	34,798,091	23,132,804
Net change in unrealized appreciation/depreciation	(39,573,824)	13,971,313
Net increase/(decrease) in net assets resulting from operations	(3,002,779)	38,634,585

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,229,976)	(1,450,001	)(a)
Total distributions	(1,229,976)	(1,450,001)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	82,914,634	99,009,478
Cost of shares redeemed	(120,574,045)	(109,205,210)
Net decrease from capital share transactions	(37,659,411)	(10,195,732)
Net increase/(decrease) in net assets	(41,892,166)	26,988,852

NET ASSETS:
Beginning of year	205,600,530	178,611,678
End of year	$163,708,364	$205,600,530	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,950,000	5,200,000
Shares sold	1,900,000	2,650,000
Shares redeemed	(2,800,000)	(2,900,000)
Shares outstanding, end of period	4,050,000	4,950,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $1,450,001.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $1,009,278.

See Notes to Financial Statements.

14 | November 30, 2018

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$41.54	$34.35	$31.75	$31.64	$29.30

INCOME FROM OPERATIONS:
Net investment income(a)	0.40	0.29	0.33	0.32	0.23
Net realized and unrealized gain/(loss)	(1.27)	7.17	2.53	0.02	2.16
Total from investment operations	(0.87)	7.46	2.86	0.34	2.39

DISTRIBUTIONS:
From net investment income	(0.25)	(0.27)	(0.26)	(0.23)	(0.05)
Total distributions	(0.25)	(0.27)	(0.26)	(0.23)	(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.12)	7.19	2.60	0.11	2.34
NET ASSET VALUE, END OF PERIOD	$40.42	$41.54	$34.35	$31.75	$31.64
TOTAL RETURN(b)	(2.12)%	21.87%	9.12%	1.07%	8.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$163,708	$205,601	$178,612	$204,805	$219,901

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.93%	0.78%	1.07%	1.00%	0.75%
Portfolio turnover rate(c)	88%	84%	88%	87%	55%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

15 | November 30, 2018

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2018

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

16 | November 30, 2018

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

BARRON'S 400 ETF

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$154,485,295	$–	$–	$154,485,295
Limited Partnerships	7,788,244	–	–	7,788,244
Short Term Investments			–
Money Market Fund	1,292,233	–	–	1,292,233
Investments Purchased with Collateral from Securities Loaned	1,071,589	–	–	1,071,589
Total	$164,637,361	$–	$–	$164,637,361

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

17 | November 30, 2018

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2018

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Distributable Earnings
Barron’s 400SM ETF	$33,737,765	$(33,737,765)

The tax character of the distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

Ordinary Income
November 30, 2018
Barron’s 400SM ETF	$1,229,976
November 30, 2017
Barron’s 400SM ETF	$1,450,001

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$20,057,005	$9,850,985

The Barron’s 400 ETF used capital loss carryovers during the year ended November 30, 2018 of $1,301,110.

As of November 30, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$1,092,022
Accumulated net realized loss on investments	(29,907,990)
Net unrealized depreciation on investments	(4,047,870)
Other accumulated losses	(258,932)
Total	$(33,122,770)

Other accumulated losses are mostly due to partnership losses being suspended for tax purposes.

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$15,608,637
Gross depreciation (excess of tax cost over value)	(19,656,507)
Net unrealized appreciation (depreciation)	(4,047,870)
Cost of investments for income tax purposes	$168,685,231

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

18 | November 30, 2018

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2018

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2018:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$2,065,137	$1,071,589	$1,025,383	$2,096,972

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2018:

Barron's 400 ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,071,589	$–	$–	$–	$1,071,589
Total Borrowings					1,071,589
Gross amount of recognized liabilities for securities lending (collateral received)					$1,071,589

19 | November 30, 2018

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2018

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual unitary fee of 0.65% based on the Fund’s average daily net assets payable monthly. The Adviser served under the previous investment advisory agreement, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$168,126,251	$164,869,208

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$81,219,547	$120,157,119

For the year ended November 30, 2018, the Barron's 400SM ETF had in-kind net realized gain of $33,809,033.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

20 | November 30, 2018

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2018

Transactions related to cross trades during the year ended November 30, 2018, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Barron's 400 ETF	$1,910,339	$1,309,021	$(71,429)

7.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Fund has elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

8.  SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

21 | November 30, 2018

Barron’s 400SM ETF

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 ETF	100.00%	100.00%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

LICENSING AGREEMENT

MarketGrader Capital, LLC has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. MarketGrader Capital, LLC also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. MarketGrader Capital, LLC in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400SM ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the MarketGrader Capital, LLC (the “Index Provider”). The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

22 | November 30, 2018

Barron’s 400SM ETF

Additional Information	November 30, 2018 (Unaudited)

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”). The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

23 | November 30, 2018

Barron’s 400SM ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for- profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

24  | November 30, 2018

Barron’s 400SM ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

25  | November 30, 2018

Barron’s 400SM ETF

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

26  | November 30, 2018

Page Intentionally Left Blank

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the Barron’s 400SM ETF.

Annual Report

November 30, 2018

BUZZ US Sentiment Leaders ETF (NYSE ARCA: BUZ)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF
CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	18
Trustees & Officers	20

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

BUZZ US Sentiment Leaders ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The BUZZ US Sentiment Leaders ETF (the “Fund” or “BUZ”) employs a “passive management” - or indexing - investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the BUZZ NextGen AI US Sentiment Leaders Index (the “Underlying Index”).

The Underlying Index utilizes a rules-based quantitative methodology developed by BUZZ Indexes Inc. (the “Index Provider”), which is designed to identify the U.S. common stocks with the most “positive insights” collected from social media networks. Such positive insights are a measure of the degree of positive company sentiment as well as the breadth of active discussion about each company by participants on social media networks. The Index Provider then selects the 75 companies with the highest positive insight scores for inclusion in the Underlying Index and weights the 75 constituent common stocks of the Underlying Index based on a proprietary scoring model.

Performance Overview

The Fund for the twelve month period ended November 30, 2018, generated a total return of 10.34%, in line with the Fund’s Underlying Index, net of fees, which returned 10.83%. The Fund outperformed the S&P 500® Total Return Index, which returned 6.27% for the same period.

The S&P 500® Total Return Index ended November 30, 2018 up 6.27%, after an October sell-off caused the US broad-based benchmark to give back most of the year’s gains. This is after hitting its all-time high on September 20, 2018, ending that month up 11.78% from November 30, 2017. The year started with a boost from corporate tax cuts, positive macro data, and strong corporate earnings and stock buybacks. After a market correction between February and March as interest rates spiked, the market rebounded throughout most of Q2 and Q3. Higher inflationary outlooks continued to drive interest rates to highs last seen in 2011, and an escalating U.S. - China trade war sent the market into a tailspin in October, down almost 8% for the month amid heightened volatility. From the Federal Open Market Committee perspective, the U.S. economy saw 3 rate hikes in 2018, leading many investors to question whether the fed funds rate was being raised too quickly as the housing market weakened throughout the year. At the end of November 30, 2018, crude oil had fallen from its highs amid record production by the U.S. and OPEC. Despite the pull back in the equity markets, Q3 corporate earnings were largely positive, however, the U.S. – China trade war started to affect 2019 earnings estimates even with a quasi “trade truce” announced by the U.S. and China.

The BUZZ US Sentiment Leaders ETF outperformed the S&P 500® Total Return Index by 4.07%. Outperformance was driven solely by selection effect from holdings in the information technology sector. The two names that provided a bulk of the relative outperformance for the year were Advanced Micro Devices, Inc. (AMD) and Square Inc., Class A (SQ). Both names had the highest sentiment scores in the fund, garnering a maximum weighting allocation of 3% each on rebalancing dates. Blackberry, Ltd. (BBRY) and First Solar (FLSR) were the two largest detractors from performance for the time period.

Looking forward we believe the Fund’s strategy of using Artificial Intelligence, Natural Language Processing, and Machine learning to identify the top names within the social universe with positive sentiment may lead to market participation in all economic cycles.

Performance (as of November 30, 2018)

	1 Year	Since Inception^
BUZZ US Sentiment Leaders ETF - NAV	10.34%	13.79%
BUZZ US Sentiment Leaders ETF - Market Price*	10.07%	13.75%
BUZZ NextGen AI US Sentiment Leaders Total Return Index	10.83%	14.29%
S&P 500® Total Return Index	6.27%	13.40%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

 24 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Performance Overview	November 30, 2018 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund’s Commencement date was April 19, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

BUZZ NextGen AI US Sentiment Leaders Total Return Index is comprised of 75 stocks with the highest “positive insight” rankings collected from online forums. These stocks must meet certain market capitalization and average daily trading volume requirements to be included in the index and are weighted based on a proprietary scoring model developed by BUZZ Indexes Inc.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

Funds that invest in securities of medium capitalization companies involve greater risk than customarily is associated with investing in larger, more established companies. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The BUZZ US Sentiment Leaders ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the BUZZ US Sentiment Leaders ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with BUZZ Indexes Inc.

 25 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Amazon.com, Inc.	3.12%
Microsoft Corp.	3.09%
ConocoPhillips	3.03%
Tesla, Inc.	3.00%
BlackBerry, Ltd.	2.96%
Advanced Micro Devices, Inc.	2.96%
Facebook, Inc., Class A	2.92%
Square, Inc., Class A	2.84%
Apple, Inc.	2.79%
Netflix, Inc.	2.78%
Total % of Top 10 Holdings	29.49%

Sector Allocation* (as of November 30, 2018)

Information Technology	34.47%
Communication Services	19.59%
Consumer Discretionary	13.04%
Health Care	10.64%
Financials	7.58%
Industrials	5.30%
Consumer Staples	4.69%
Energy	4.54%
Money Market Fund	0.15%
Total	100.00%

*       % of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 26 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
BUZZ US Sentiment Leaders ETF
Actual	$1,000.00	$984.80	0.75%	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

 27 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Buzz US Sentiment Leaders ETF (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, 2017 and for the period April 19, 2016 (commencement of operations) to November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Buzz US Sentiment Leaders ETF of ALPS ETF Trust as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017 and for the period April 19, 2016 (commencement of operations) to November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

 28 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.72%)
Communication Services (19.56%)
Activision Blizzard, Inc.	2,530	$126,196
Alphabet, Inc., Class A(a)	154	170,886
AT&T, Inc.	4,803	150,046
CenturyLink, Inc.	5,096	95,805
Facebook, Inc., Class A(a)	2,171	305,264
Match Group, Inc.(a)	1,907	76,795
Netflix, Inc.(a)	1,014	290,136
Take-Two Interactive Software, Inc.(a)	1,114	122,172
T-Mobile US, Inc.(a)	951	65,096
TripAdvisor, Inc.(a)	1,255	80,395
Twitter, Inc.(a)	7,186	226,000
Verizon Communications, Inc.	2,217	133,685
Walt Disney Co.	1,775	204,995
Total Communication Services		2,047,471

Consumer Discretionary (13.02%)
Amazon.com, Inc.(a)	193	326,203
Booking Holdings, Inc.(a)	34	64,324
Caesars Entertainment Corp.(a)	9,238	78,708
Ford Motor Co.	20,518	193,074
McDonald's Corp.	629	118,573
Starbucks Corp.	2,201	146,851
Tesla, Inc.(a)	896	314,030
Under Armour, Inc., Class C(a)	5,441	121,497
Total Consumer Discretionary		1,363,260

Consumer Staples (4.68%)
Coca-Cola Co.	1,984	99,994
PepsiCo, Inc.	522	63,653
Philip Morris International, Inc.	752	65,070
Procter & Gamble Co.	904	85,437
Walmart, Inc.	1,800	175,770
Total Consumer Staples		489,924

Energy (4.54%)
Chevron Corp.	547	65,060
ConocoPhillips	4,790	317,002
Exxon Mobil Corp.	1,167	92,777
Total Energy		474,839

Financials (7.57%)
American Express Co.	634	71,179
Bank of America Corp.	4,997	141,915
Citigroup, Inc.	1,135	73,537
Discover Financial Services	1,381	98,466
Goldman Sachs Group, Inc.	670	127,762
JPMorgan Chase & Co.	801	89,063
KeyCorp	6,218	114,038
Morgan Stanley	1,718	76,262
Total Financials		792,222

Health Care (10.63%)
AbbVie, Inc.	915	86,257
Amgen, Inc.	386	80,384
Security Description	Shares	Value
Health Care (continued)
Biogen, Inc.(a)	206	$68,746
Celgene Corp.(a)	1,624	117,285
CVS Health Corp.	974	78,115
Gilead Sciences, Inc.	1,852	133,233
Intuitive Surgical, Inc.(a)	126	66,890
Johnson & Johnson	653	95,926
Merck & Co., Inc.	1,681	133,370
Pfizer, Inc.	2,400	110,952
Regeneron Pharmaceuticals, Inc.(a)	201	73,496
UnitedHealth Group, Inc.	242	68,089
Total Health Care		1,112,743

Industrials (5.29%)
American Airlines Group, Inc.	2,076	83,372
Boeing Co.	356	123,447
Caterpillar, Inc.	551	74,754
Delta Air Lines, Inc.	2,008	121,906
ManpowerGroup, Inc.	952	77,283
United Continental Holdings, Inc.(a)	754	72,912
Total Industrials		553,674

Information Technology (34.43%)
Adobe, Inc.(a)	260	65,231
Advanced Micro Devices, Inc.(a)	14,535	309,595
Apple, Inc.	1,632	291,443
BlackBerry, Ltd.(a)	35,255	309,891
Intel Corp.	3,656	180,277
International Business Machines Corp.	767	95,315
Lam Research Corp.	498	78,166
Mastercard, Inc., Class A	388	78,015
Micron Technology, Inc.(a)	6,621	255,306
Microsoft Corp.	2,912	322,912
NVIDIA Corp.	948	154,932
PayPal Holdings, Inc.(a)	2,969	254,770
QUALCOMM, Inc.	1,212	70,611
Shopify, Inc., Class A(a)	1,114	170,063
Square, Inc., Class A(a)	4,244	296,401
Symantec Corp.	3,436	75,970
TE Connectivity, Ltd.	2,358	181,401
Twilio, Inc., Class A(a)	1,497	141,452
Visa, Inc., Class A	1,453	205,905
Xilinx, Inc.	717	66,308
Total Information Technology		3,603,964

TOTAL COMMON STOCKS
(Cost $10,281,311)		10,438,097

6  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Schedule of Investments	November 30, 2018

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.15%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	2.146%	15,820	$15,820
TOTAL SHORT TERM INVESTMENTS
(Cost $15,820)			15,820

TOTAL INVESTMENTS (99.87%)
(Cost $10,297,131)			$10,453,917
OTHER ASSETS IN EXCESS OF LIABILITIES (0.13%)			13,882
NET ASSETS - 100.00%			$10,467,799

(a)	Non-income producing security.

See Notes to Financial Statements.

7  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Statement of Assets and Liabilities	November 30, 2018

ASSETS:
Investments, at value	$10,453,917
Dividends receivable	20,273
Total Assets	10,474,190

LIABILITIES:
Payable to adviser	6,391
Total Liabilities	6,391
NET ASSETS	$10,467,799

NET ASSETS CONSIST OF:
Paid-in capital	$11,252,432
Total distributable earnings	(784,633)
NET ASSETS	$10,467,799

INVESTMENTS, AT COST	$10,297,131

PRICING OF SHARES
Net Assets	$10,467,799
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	300,002
Net Asset Value, offering and redemption price per share	$34.89

See Notes to Financial Statements.

8  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Statement of Operations	For the Year Ended November 30, 2018

INVESTMENT INCOME:
Dividends	$141,274
Securities Lending Income	2,880
Total Investment Income	144,154

EXPENSES:
Investment adviser fees	79,095
Net Expenses	79,095
NET INVESTMENT INCOME	65,059

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	1,383,244
Net change in unrealized depreciation on investments	(908,374)
Total net change in unrealized depreciation	(908,374)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	474,870
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$539,929

See Notes to Financial Statements.

9  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$65,059	$48,030
Net realized gain	1,383,244	779,407
Net change in unrealized appreciation/depreciation	(908,374)	909,683
Net increase in net assets resulting from operations	539,929	1,737,123

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(50,001)	(35,000	)(a)
Total distributions	(50,001)	(35,000)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,380,282	11,412,195
Cost of shares redeemed	(13,930,242)	(8,755,528)
Net increase from capital share transactions	450,040	2,656,667
Net increase in net assets	939,968	4,358,790

NET ASSETS:
Beginning of year	9,527,831	5,169,041
End of year	$10,467,799	$9,527,831	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	300,002	200,002
Shares sold	400,000	400,000
Shares redeemed	(400,000)	(300,000)
Shares outstanding, end of period	300,002	300,002

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $35,000.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $39,558.

See Notes to Financial Statements.

10  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period April 19, 2016 (Commencement of Operations) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$31.76	$25.84	$25.15

INCOME FROM OPERATIONS:
Net investment income(a)	0.22	0.18	0.13
Net realized and unrealized gain	3.05	5.92	0.56
Total from investment operations	3.27	6.10	0.69

DISTRIBUTIONS:
From net investment income	(0.14)	(0.18)	–
Total distributions	(0.14)	(0.18)	–

NET INCREASE IN NET ASSET VALUE	3.13	5.92	0.69
NET ASSET VALUE, END OF PERIOD	$34.89	$31.76	$25.84
TOTAL RETURN(b)	10.34%	23.72%	2.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$10,468	$9,528	$5,169

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.75%	0.75%	0.75	%(c)
Ratio of net investment income to average net assets	0.62%	0.64%	0.87	%(c)
Portfolio turnover rate(d)	353%	260%	157%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calcualted for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

11  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2018

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the BUZZ US Sentiment Leaders ETF (the “Fund”). Prior to March 31, 2017, the Fund was known as the Sprott BUZZ Social Media Insights ETF. The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the performance of the BUZZ NextGen AI US Sentiment Leaders Index (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

BUZZ US SENTIMENT LEADERS ETF

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$10,438,097	$–	$–	$10,438,097
Short Term Investments	15,820	–	–	15,820
Total	$10,453,917	$–	$–	$10,453,917

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

13  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2018

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Distributable Earnings
BUZZ US Sentiment Leaders ETF	$1,857,490	$(1,857,490)

The tax character of the distributions paid during the fiscal year ended November 30, 2018 and November 30, 2017 were as follows:

Ordinary Income
November 30, 2018
BUZZ US Sentiment Leaders ETF	$50,001
November 30, 2017
BUZZ US Sentiment Leaders ETF	$35,000

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
BUZZ US Sentiment Leaders ETF	$817,257	$42,187

As of November 30, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$46,279
Accumulated net realized loss on investments	(859,444)
Net unrealized appreciation on investments	28,532
Total	$(784,633)

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

BUZZ US Sentiment Leaders ETF
Gross appreciation (excess of value over tax cost)	$546,448
Gross depreciation (excess of tax cost over value)	(517,916)
Net unrealized appreciation (depreciation)	28,532
Cost of investments for income tax purposes	$10,425,385

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

14  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2018

As of and during the year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2018, the Funds had no securities on loan.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

H. Risks Related to Social Media Analytics

The Underlying Index for the Fund utilizes a rules-based quantitative methodology developed by BUZZ Indexes Inc. (the “Index Provider”), which is designed to identify the U.S. common stocks with the most “positive insights” collected from social media networks. The ability to invest based on social media analytics is relatively new and untested. “Social media” is an umbrella term that encompasses various activities that integrate technology, social interaction and content creation. Social media may use many technologies, including, but not limited to, blogs, microblogs, wikis, photos and video sharing, podcasts, social networking, and virtual worlds. Some examples of social media sites may include, but are not limited to, the following: Facebook, Twitter, LinkedIn, Digg, Reddit, RSS, blogs, Investopedia, stock forums, etc. Investing in companies based on social media analytics involves the potential for market manipulation because social media posts may be made with an intent to inflate, or otherwise manipulate, the public perception of a stock or other investment. Although the Underlying Index attempts to mitigate the potential for such market manipulation by employing screens to identify posts which may be computer generated or deceptive, and by employing market capitalization and trading volume criteria to remove small and penny-cap stocks which may be more likely targets for such manipulation, there is no guarantee that the Underlying Index’s model will successfully reduce such risk. Furthermore, text and sentiment analysis of social media postings may prove inaccurate; that is, high positive sentiment may not correlate with positive change in the value of a company’s stock and low positive or negative sentiment may not correlate with negative change in the value of a company’s stock. Additionally, as data suppliers for the Index Provider’s algorithm, social media companies are susceptible to the following risks which may disrupt the Index Provider’s ability to receive meaningful data from such sites: permanent cessation of operations, disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of social media companies.

15  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2018

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual unitary fee of 0.75% based on the Fund’s average daily net assets payable monthly. The Adviser served under the previous investment advisory agreement, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
BUZZ US Sentiment Leaders ETF	$37,530,157	$37,397,742

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
BUZZ US Sentiment Leaders ETF	$14,380,173	$14,067,042

For the year ended November 30, 2018, the BUZZ US Sentiment Leaders ETF had in-kind net realized gains of $2,038,363.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Fund has elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

16  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2018

7.  SHAREHOLDER MEETING

A Special Meeting of Shareholders of the Fund, a series of the Trust, was held at the offices of ALPS Fund Services, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203 on August 3, 2018. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
BUZZ US Sentiment Leaders ETF	254,319	6,137	Yes

Proposal 2: To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
BUZZ US Sentiment Leaders ETF	248,937	11,519	Yes

8.  SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

17  | November 30, 2018

BUZZ US Sentiment Leaders ETF

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
BUZZ US Sentiment Leaders ETF	100.00%	100.00%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

LICENSING AGREEMENT

BUZZ NextGen AI US Sentiment Leaders Index (the “BUZZ Index”) is a product of BUZZ Indexes Inc. (“BUZZ Indexes”), and has been licensed to ALPS Advisors, Inc. for use in connection with the BUZZ US Sentiment Leaders ETF.

“BUZZ” is a trademark of BUZZ Indexes, which have been licensed by ALPS Advisors, Inc. for use in connection with the BUZZ Index.

BUZZ US Sentiment Leaders ETF is not sponsored, endorsed, sold or promoted by BUZZ Indexes, or its shareholders, or the licensor of the BUZZ Index and/or its affiliates and third party licensors. BUZZ Indexes makes no representation or warranty, express or implied, to the owners of the BUZZ US Sentiment Leaders ETF or any member of the public regarding the advisability of investing in securities generally or in BUZZ US Sentiment Leaders ETF, particularly or the ability of the BUZZ Index to track general market performance.

BUZZ Indexes’ only relationship to ALPS Advisors, Inc. with respect to the BUZZ Index is the licensing of the BUZZ Index and certain trademarks of BUZZ Indexes. The BUZZ Indexes are determined and composed by BUZZ Indexes without regard to ALPS Advisors, Inc. or the BUZZ US Sentiment Leaders ETF. BUZZ Indexes has no obligation to take the needs of ALPS Advisors, Inc. or the owners of BUZZ US Sentiment Leaders ETF into consideration in determining and composing the BUZZ Index.

BUZZ Indexes are not responsible for and have not participated in the determination of the prices of BUZZ US Sentiment Leaders ETF or the timing of the issuance or sale of securities of BUZZ US Sentiment Leaders ETF or in the determination or calculation of the equation by which BUZZ US Sentiment Leaders ETF securities may be converted into cash, surrendered, or redeemed, as the case may be. BUZZ Indexes have no obligation or liability in connection with the administration, marketing or trading of BUZZ US Sentiment Leaders ETF. There is no assurance that investment products based on the BUZZ Index will accurately track index performance or provide positive investment returns.

BUZZ Indexes is not an investment advisor and the inclusion of a security in the BUZZ Index is not a recommendation by BUZZ Indexes to buy, sell, or hold such security, nor should it be considered investment advice.

22 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Additional Information	November 30, 2018 (Unaudited)

BUZZ INDEXES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE BUZZ INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS). BUZZ INDEXES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BUZZ INDEXES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALPS ADVISORS, INC., OWNERS OF THE BUZZ US SENTIMENT LEADERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BUZZ INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BUZZ INDEXES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BUZZ INDEXES AND ALPS ADVISORS, INC., OTHER THAN THE LICENSORS OF BUZZ INDEXES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

23 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 -present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 -present; Director, National Western Stock Show (not-for-profit organization) 2010 -present; Board Member, History Colorado, 2015 -present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

24 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

25 | November 30, 2018

BUZZ US Sentiment Leaders ETF

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

26 | November 30, 2018

Intentionally Left Blank

866.759.5679 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS
A DST Company

Annual Report

November 30, 2018

Cohen & Steers Global Realty Majors ETF (NYSE ARCA: GRI)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF
CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	18
Trustees & Officers	19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and Global Depositary Receipts (“GDRs”)) that comprise the Underlying Index.

The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market-capitalization of $750 million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

Performance Overview

For the year ended November 30, 2018, the Fund’s market price increased 1.2% and the Fund’s net asset value (NAV) increased 1.5%.

Global real estate stocks had a slightly positive total return as a group in the period, modestly outperforming the broader stock market. However, markets were often volatile and performance varied widely by country.

The group initially declined amid an early-period spike in bond yields, even as broad-based economic growth continued to benefit real estate fundamentals. Markets were then calmer for a spell, as inflation remained generally benign. But other macro concerns—such as political uncertainty in Italy and Spain, increased global trade tensions and a sharp downturn in oil prices—drove considerable volatility in the final two months of the period.

U.S. REITs (3.6% total return1) outperformed, even as the U.S. Federal Reserve continued to raise short-term interest rates. Most property types advanced, led by free-standing retail and health care landlords, which were favored for their relatively stable cash flows in a period of increasing uncertainty. While most regional mall stocks declined, the sector performed well due to a large gain by Simon Property Group, which owns high-quality properties and has a strong balance sheet. Data center REITs were a notable underperformer, down nearly 10% following two years of exceptionally strong performance.

The U.K. (-3.1%) was hindered by uncertainty regarding ongoing Brexit negotiations that by the end of the period were in disarray. Retail landlords were among the poorer performers, while certain less-cyclical companies such as self storage and student housing operators had significant gains.

Markets in continental Europe were mixed. Germany (13.6%) was a positive standout, led by apartment landlords that continued to benefit from strong residential fundamentals. France (-10.0%) and the Netherlands (-24.5%) saw sizable declines in retail landlords. Unibail-Rodamco-Westfield (listed in the Netherlands), which owns retail properties in Europe and the U.S., was among the weaker performers as management indicated that rental growth and returns on developments could soften.

Most real estate stocks in Japan (7.8%) advanced, with large J-REITs such as Nippon Office Fund among the stronger performers. Hong Kong (-4.1%), which moved up and down in reaction to China economic and trade news, ultimately ended the period lower as growth on the mainland continued to slow from high levels. The market’s development companies generally declined. Link REIT, whose portfolio includes non-discretionary retail properties, had a sizable gain.

Australia (2.3%) saw rallies in most stocks, although retail landlord Scentre Group, the largest Australian company in the index, declined as the last remaining founding family member announced an intent to resign from the Board, signaling that the family could sell its 4% stake in the company. Charter Hall Retail REIT outperformed, benefiting from its more defensive underlying supermarket exposure. Singapore (-6.2%), which is typically sensitive to global trade news, underperformed as the trade picture remained clouded.

[1]	Country returns are in local currencies.

27 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2018 (Unaudited)

Performance (as of November 30, 2018)

	1 Year	5 Year	10 Year	Since Inception^
Cohen & Steers Global Realty Majors ETF - NAV	1.47%	5.67%	10.98%	2.73%
Cohen & Steers Global Realty Majors ETF - Market Price*	1.22%	5.60%	10.99%	2.71%
Cohen & Steers Global Realty Majors® Index	2.20%	6.43%	11.86%	3.54%
FTSE EPRA/ NAREIT Developed Real Estate Index	2.15%	6.47%	12.17%	3.69%
S&P 500® Total Return Index	6.27%	11.12%	14.31%	9.01%

Total Expense Ratio (per the current Prospectus) 0.55%

Data quoted represents past performance, which is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's portfolio holdings are subject to change without notice. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.513.5856.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	Fund Inception May 7, 2008.
*	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Risks of Investing in Real Estate Securities

Risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.

Cohen & Steers Global Realty Majors® Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500® Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Cohen & Steers Global Realty Majors ETF is not suitable for all investors. An investor should consider investment objectives, risks, charges and expenses carefully before investing. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Cohen & Steers Global Realty Majors ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Cohen & Steers.

28 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

American Tower Corp.	4.14%
Prologis, Inc.	4.00%
Simon Property Group, Inc.	3.93%
Public Storage	3.46%
Equinix, Inc.	3.31%
Welltower, Inc.	2.91%
AvalonBay Communities, Inc.	2.86%
Equity Residential	2.84%
Vonovia SE	2.72%
Unibail-Rodamco-Westfield	2.58%
Total % of Top 10 Holdings	32.75%

*	% of Total Investments.

Future holdings are subject to change.

Country Allocation* (as of November 30, 2018)

United States	55.53%
Japan	10.36%
Hong Kong	10.07%
Australia	5.90%
Germany	5.58%
France	4.69%
United Kingdom	3.31%
Singapore	2.02%
Canada	1.12%
Sweden	0.51%
Switzerland	0.42%
Spain	0.32%
Brazil	0.17%
Total	100.00%

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
Cohen & Steers Global Realty Majors ETF
Actual	$1,000.00	$1,025.60	0.55%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of ALPS ETF Trust as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.55%)
Australia (5.89%)
Dexus	60,207	$460,296
Goodman Group	95,923	718,629
Scentre Group, Ltd.	318,494	907,871
Stockland	145,308	386,589
The GPT Group	106,030	408,411
Vicinity Centres	190,272	371,316
Total Australia		3,253,112

Brazil (0.17%)
Multiplan Empreendimentos Imobiliarios SA	15,934	95,637

Canada (1.11%)
Allied Properties Real Estate Investment Trust	5,952	202,036
Boardwalk Real Estate Investment Trust	2,152	67,201
RioCan Real Estate Investment Trust	18,604	346,274
Total Canada		615,511

France (4.68%)
Covivio	3,172	309,007
Gecina SA	3,246	453,838
Klepierre SA	12,302	402,772
Unibail-Rodamco-Westfield	8,260	1,419,878
Total France		2,585,495

Germany (5.57%)
alstria office REIT-AG	9,543	133,101
Deutsche Wohnen SE	21,216	1,016,949
LEG Immobilien AG	3,704	425,830
Vonovia SE	30,963	1,499,226
Total Germany		3,075,106

Hong Kong (10.05%)
China Overseas Land & Investment, Ltd.	223,000	778,106
CK Asset Holdings, Ltd.	159,000	1,145,149
Hang Lung Properties, Ltd.	120,000	242,945
Hongkong Land Holdings, Ltd.	69,800	454,398
Link REIT	126,664	1,206,092
Sun Hung Kai Properties, Ltd.	91,500	1,303,969
Wharf Real Estate Investment Co., Ltd.	70,000	420,948
Total Hong Kong		5,551,607

Japan (10.35%)
Japan Real Estate Investment Corp.	85	469,497
Japan Retail Fund Investment Corp.	157	301,096
Mitsubishi Estate Co., Ltd.	83,100	1,333,085
Mitsui Fudosan Co., Ltd.	59,200	1,415,919
Nippon Building Fund, Inc.	85	529,401
Security Description	Shares	Value
Japan (continued)
Nippon Prologis REIT, Inc.	130	$269,242
Nomura Real Estate Master Fund, Inc.	257	343,225
Sumitomo Realty & Development Co., Ltd.	28,400	1,052,788
Total Japan		5,714,253

Singapore (2.02%)
Ascendas Real Estate Investment Trust	153,205	287,001
CapitaLand Mall Trust	160,247	262,815
CapitaLand, Ltd.	149,300	339,541
City Developments, Ltd.	36,600	224,898
Total Singapore		1,114,255

Spain (0.32%)
Inmobiliaria Colonial Socimi SA	17,365	174,473

Sweden (0.51%)
Castellum AB	16,224	283,717

Switzerland (0.42%)
PSP Swiss Property AG	2,383	231,132

United Kingdom (3.30%)
British Land Co. PLC	59,379	427,198
Derwent London PLC	6,572	239,507
Hammerson PLC	47,079	231,563
Land Securities Group PLC	44,908	465,346
Segro PLC	59,766	459,378
Total United Kingdom		1,822,992

United States (55.16%)
Alexandria Real Estate Equities, Inc.	6,309	785,471
American Campus Communities, Inc.	8,086	354,409
American Homes 4 Rent	15,427	321,344
American Tower Corp.	13,869	2,281,312
AvalonBay Communities, Inc.	8,260	1,574,108
Boston Properties, Inc.	9,233	1,211,370
Digital Realty Trust, Inc.	12,301	1,415,107
Douglas Emmett, Inc.	9,624	355,318
Duke Realty Corp.	21,305	606,340
Equinix, Inc.	4,738	1,825,457
Equity LifeStyle Properties, Inc.	5,332	530,694
Equity Residential	21,972	1,565,505
Essex Property Trust, Inc.	3,947	1,036,127
Extra Space Storage, Inc.	7,546	724,265
Federal Realty Investment Trust	4,398	580,932
Highwoods Properties, Inc.	6,220	269,761
Host Hotels & Resorts, Inc.	44,258	840,902
Kilroy Realty Corp.	6,002	420,680

6 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
United States (continued)
National Retail Properties, Inc.	9,364	$468,762
Park Hotels & Resorts, Inc.	12,039	371,042
Prologis, Inc.	32,733	2,204,240
Public Storage	8,939	1,906,331
Realty Income Corp.	17,304	1,109,013
Regency Centers Corp.	10,142	645,640
Simon Property Group, Inc.	11,678	2,168,488
SL Green Realty Corp.	5,228	504,084
UDR, Inc.	15,966	680,471
Ventas, Inc.	21,274	1,350,686
Vornado Realty Trust	10,361	745,578
Welltower, Inc.	22,198	1,605,581
Total United States		30,459,018

TOTAL COMMON STOCKS
(Cost $48,556,743)		54,976,308

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.28%)
State Street Institutional Treasury Plus Money Market Fund	2.146%	152,832	152,832
TOTAL SHORT TERM INVESTMENTS
(Cost $152,832)			152,832

TOTAL INVESTMENTS (99.83%)
(Cost $48,709,575)			$55,129,140
NET LIABILITIES LESS OTHER ASSETS (0.17%)			92,948
NET ASSETS - 100.00%			$55,222,088

See Notes to Financial Statements.

7 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Statement of Assets and Liabilities	November 30, 2018

ASSETS:
Investments, at value	$55,129,140
Foreign currency, at value (Cost $4,520)	4,520
Foreign tax reclaims	33,146
Dividends receivable	79,790
Total Assets	55,246,596

LIABILITIES:
Payable to adviser	24,508
Total Liabilities	24,508
NET ASSETS	$55,222,088

NET ASSETS CONSIST OF:
Paid-in capital	$54,891,660
Total distributable earnings	330,428
NET ASSETS	$55,222,088

INVESTMENTS, AT COST	$48,709,575

PRICING OF SHARES
Net Assets	$55,222,088
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,250,000
Net Asset Value, offering and redemption price per share	$44.18

See Notes to Financial Statements.

8 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Statement of Operations	For the Year Ended November 30, 2018

INVESTMENT INCOME:
Dividends(a)	$1,934,445
Total Investment Income	1,934,445

EXPENSES:
Investment adviser fees	330,310
Total Expenses	330,310
NET INVESTMENT INCOME	1,604,135

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	1,549,757
Net realized loss on foreign currency transactions	(4,560)
Total Net realized gain	1,545,197
Net change in unrealized appreciation on investments	(2,488,207)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(954)
Total net change in unrealized depreciation	(2,489,161)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(943,964)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$660,171

(a)	Net of foreign tax withholding of $79,344.

See Notes to Financial Statements.

9 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$1,604,135	$1,267,980
Net realized gain	1,545,197	5,272,774
Net change in unrealized appreciation/depreciation	(2,489,161)	2,684,359
Net increase in net assets resulting from operations	660,171	9,225,113

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,627,653)	(1,968,767	)(a)
Total distributions	(2,627,653)	(1,968,767)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(10,860,609)	(19,756,525)
Net decrease from capital share transactions	(10,860,609)	(19,756,525)
Net decrease in net assets	(12,828,091)	(12,500,179)

NET ASSETS:
Beginning of year	68,050,179	80,550,358
End of year	$55,222,088	$68,050,179	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,500,000	1,950,000
Shares sold	–	–
Shares redeemed	(250,000)	(450,000)
Shares outstanding, end of period	1,250,000	1,500,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $1,968,767.
(b)	For the year ended November 30, 2017, net assets included accumulated net investment loss of $(862,251).

See Notes to Financial Statements.

10 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$45.37	$41.31	$42.25	$44.07	$39.32

INCOME FROM OPERATIONS:
Net investment income(a)	1.17	0.75	1.24	1.41	0.92
Net realized and unrealized gain/(loss)	(0.53)	4.45	(0.90)	(1.57)	4.85
Total from investment operations	0.64	5.20	0.34	(0.16)	5.77

DISTRIBUTIONS:
From net investment income	(1.83)	(1.14)	(1.28)	(1.66)	(1.02)
Total distributions	(1.83)	(1.14)	(1.28)	(1.66)	(1.02)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.19)	4.06	(0.94)	(1.82)	4.75
NET ASSET VALUE, END OF PERIOD	$44.18	$45.37	$41.31	$42.25	$44.07
TOTAL RETURN(b)	1.47%	12.77%	0.61%	(0.38)%	14.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$55,222	$68,050	$80,550	$99,298	$96,953

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.67%	1.71%	2.86%	3.24%	2.21%
Portfolio turnover rate(c)	14%	10%	8%	7%	11%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

11 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2018

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the "NYSE Arca"). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$54,976,308	$–	$–	$54,976,308
Short Term Investments	152,832	–	–	152,832
TOTAL	$55,129,140	$–	$–	$55,129,140

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Securities

The Fund may directly purchase securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

13 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2018

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and expiring capital loss carryforwards:

Fund	Paid-in Capital	Distributable Earnings
Cohen & Steers Global Realty Majors ETF	$1,333,816	$(1,333,816)

14 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2018

The tax character of the distributions paid during the fiscal year ended November 30, 2018 and November 30, 2017 were as follows:

Ordinary Income
November 30, 2018
Cohen & Steers Global Realty Majors ETF	$2,627,653
November 30, 2017
Cohen & Steers Global Realty Majors ETF	$1,968,767

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration.

At November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Cohen & Steers Global Realty Majors ETF	$1,091,915	$3,452,476

As of November 30, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$383,384
Accumulated net realized loss on investments	(4,544,391)
Net unrealized appreciation on investments	4,491,435
Total	$330,428

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$7,537,118
Gross depreciation (excess of tax cost over value)	(3,044,364)
Net depreciation on foreign currency transactions	(1,319)
Net unrealized appreciation (depreciation)	4,491,435
Cost of investments for income tax purposes	$50,636,386

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales, Passive Foreign Investment Companies and partnerships.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

J. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

15 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2018

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2018, the Fund had no securities on loan.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual unitary fee of 0.55% based on the Fund’s average daily net assets payable monthly. The Adviser served under the previous investment advisory agreement, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund's expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

16 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2018

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$8,197,575	$9,195,840

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$–	$10,815,264

For the year ended November 30, 2018, the Cohen and Steers Global Realty Majors ETF had in-kind net realized gains of $2,006,502.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

7. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

17 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
Cohen and Steers Global Realty Majors ETF	15.06%	0.00%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

LICENSING AGREEMENT

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Adviser or the Distributor. ALPS, an affiliate of the Adviser, and the Trust have entered into a license agreement with Cohen & Steers to use the Index.

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY COHEN & STEERS CAPTIAL MANAGEMENT, INC. (“C&S”). C&S MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. C&S’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF C&S AND OF ONE OR MORE C&S INDEXES, INCLUDING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY C&S WITHOUT REGARD TO ALPS OR THE FUND. C&S HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX. C&S IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS. C&S HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND. C&S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN AND C&S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. C&S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. C&S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL C&S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

18 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2018

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

21 | November 30, 2018

866.759.5679 | alpsfunds.com

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS
A DST Company

Annual Report

November 30, 2018

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)
RiverFront Dynamic Unconstrained Income ETF (NYSE ARCA: RFUN)
RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)
RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)
RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF

CONTENTS

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic Unconstrained Income ETF	4
RiverFront Dynamic US Dividend Advantage ETF	7
RiverFront Dynamic US Flex-Cap ETF	10
RiverFront Strategic Income Fund	13
Disclosure of Fund Expenses	16
Report of Independent Registered Public Accounting Firm	17
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	18
RiverFront Dynamic Unconstrained Income ETF	25
RiverFront Dynamic US Dividend Advantage ETF	29
RiverFront Dynamic US Flex-Cap ETF	31
RiverFront Strategic Income Fund	33
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
RiverFront Dynamic Core Income ETF	38
RiverFront Dynamic Unconstrained Income ETF	39
RiverFront Dynamic US Dividend Advantage ETF	40
RiverFront Dynamic US Flex-Cap ETF	41
RiverFront Strategic Income Fund	42
Financial Highlights	43
Notes to Financial Statements	48
Additional Information	57
Trustees & Officers	58

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds. com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Outlook

Broadly, we remain constructive on global equity markets. First, valuations remain attractive, in our opinion, particularly after recent downdrafts. Second, although monetary policy remains less accommodative than previous years, we believe a recession is unlikely. Third, economic and earnings growth remain decidedly positive on a trailing basis and positive trajectories should remain intact. Fourth, trade tensions seem to be largely priced into the markets. As such, we remain positive on both domestic and international equity markets moving forward, acknowledging heightened volatility, bouts of negative geopolitical news and elevated shorter maturity interest rates. Finally, we also believe geographic participation will broaden and domestic and international equity markets should repair themselves throughout 2019. While “value” and “quality” factors were not rewarded in 2018, we believe companies with these characteristics should once again return into favor and garner additional support from renewed technical momentum.

2018 Performance Attribution

The Fund underperformed its benchmark for the twelve-month period ended November 30, 2018. The underperformance of the Fund relative to its benchmark was primarily due to the Fund’s overweight exposure to investment grade bonds.

Negative Contributors:

•	Overweight IG Corporates – During the attribution period, IG credit spreads widened 42 basis points as leverage concerns negatively impacted the corporate bond market. As such, the ICE BAML US Corporate Index was down almost 3% for this time period, posting one of the worst returns for this sector of the fixed income market since the Financial Crisis.

•	Underweight UST – The Fund has maintained an underweight to the US Treasury market, with a preference for the income advantage offered through corporate bonds. Furthermore, we held much longer dated securities within our UST allocation, which also underperformed as rates went higher.

Positive Contributors:

•	Selection within IG Corporates – The Fund benefited from positive selection within the corporate bond allocation. Specifically, the portfolio targeted the front end of the yield curve for most of its credit exposure, which dampened the volatility of bond prices as corporate spreads widened.

•	Allocation to High Yield – The Fund held an allocation to high yield bonds, which outperformed during the attribution period. We believe improving credit metrics and limited issuance/supply were two important factors supporting the high yield sector.

Performance (as of November 30, 2018)

	1 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	-1.74%	-0.18%
RiverFront Dynamic Core Income ETF – Market Price*	-1.86%	-0.18%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.34%	-0.07%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

1 | November 30, 2018

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2018 (Unaudited)

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

2 | November 30, 2018

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

United States Treasury Note 3.00%, 10/31/2025	3.51%
United States Treasury Note 2.88%, 10/31/2023	3.49%
United States Treasury Strip Principal 0.00%, 08/15/2039	2.15%
United States Treasury Note 2.88%, 11/15/2021	2.10%
United States Treasury Strip Principal 0.00%, 02/15/2038	1.91%
United States Treasury Bond 2.75%, 02/15/2028	1.37%
United States Treasury Bond 2.75%, 11/15/2047	1.19%
United States Treasury Bond 3.88%, 08/15/2040	1.07%
United States Treasury Strip Principal 0.00%, 05/15/2048	1.05%
United States Treasury Strip Principal 0.00%, 11/15/2046	0.83%
Total% of Top 10 Holdings	18.67%

*	% of Total Investments.

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2018)

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

RiverFront Dynamic Unconstrained Income ETF (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Outlook

Broadly, we remain constructive on global equity markets. First, valuations remain attractive, in our opinion, particularly after recent downdrafts. Second, although monetary policy remains less accommodative than previous years, we believe a recession is unlikely. Third, economic and earnings growth remain decidedly positive on a trailing basis and positive trajectories should remain intact. Fourth, trade tensions seem to be largely priced into the markets. As such, we remain positive on both domestic and international equity markets moving forward, acknowledging heightened volatility, bouts of negative geopolitical news and elevated shorter maturity interest rates. Finally, we also believe geographic participation will broaden and domestic and international equity markets should repair themselves throughout 2019. While “value” and “quality” factors were not rewarded in 2018, we believe companies with these characteristics should once again return into favor and garner additional support from renewed technical momentum.

2018 Performance Attribution

RFUN underperformed its benchmark over the twelve-month ended November 30, 2018, based upon its return at NAV. The underperformance of the Fund was primarily due to its higher credit quality. The Fund was overweight higher quality (BB-rated) bonds early in the year, when lower quality bonds (B-rated and CCC-rated) outperformed significantly. We believe that this higher quality strategy will outperform over a full credit cycle however, due to the lower historical defaults on higher quality bonds.

Negative Contributors:

•	Quality Bias: The 12-month returns for the different rating categories within the high yield universe, based upon ICE BofAML High Yield Indices, were as follows: BB-rated (1.02%), B-rated 1.31%, CCC-rated 1.2%.

•	Overweight to Energy Sector

Positive Contributor:

•	Security Selection Within the Energy Sector: Security selection helped to offset some of the negative impact of being overweight the sector.

2019 Outlook

We believe the US fixed income market is likely to face continued headwinds over the coming year including decelerating global growth, global trade tensions, heightened geopolitical risk and uncertainty surround future Federal Reserve policy moves. These factors are likely to contribute to a heightened level of volatility in the financial markets over the coming year. Interest rates rose sharply over the past 12 months and the yield curve flattened significantly, as shorter-term rates rose more than longer-term rates. We think rates may move modestly higher during the next 12 months, reversing the sharp drop in rates during November 2018. We believe that the Federal Reserve is likely to hike rates another 25 bps at their 12/19/18 meeting to 2.25-2.5% and a couple more times during 2019.

Performance (as of November 30, 2018)

	1 Year	Since Inception^
RiverFront Dynamic Unconstrained Income ETF – NAV	-1.52%	4.10%
RiverFront Dynamic Unconstrained Income ETF – Market Price*	-2.11%	3.93%
ICE BofAML U.S. High Yield Master II TR Index	0.22%	6.16%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.

4 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2018 (Unaudited)

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

ICE BofAML U.S. High Yield Master II TR Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. Domestic market. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Unconstrained Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Unconstrained Income ETF.

5 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2018)

CSC Holdings LLC	1.24%
Altice Financing SA	1.23%
Kinetic Concepts, Inc. / KCI USA, Inc.	1.09%
Vistra Energy Corp.	1.08%
T-Mobile USA, Inc.	1.07%
CenturyLink, Inc.	1.06%
CIT Group, Inc.	0.98%
HCA, Inc.	0.97%
Cablevision Systems Corp.	0.94%
CSC Holdings LLC	0.90%
Total % of Top 10 Holdings	10.56%

Asset Allocation* (as of November 30, 2018)

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2018

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund”) seeks to provide capital appreciation and dividend income. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend growth. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Outlook

Broadly, we remain constructive on global equity markets. First, valuations remain attractive, in our opinion, particularly after recent downdrafts. Second, although monetary policy remains less accommodative than previous years, we believe a recession is unlikely. Third, economic and earnings growth remain decidedly positive on a trailing basis and positive trajectories should remain intact. Fourth, trade tensions seem to be largely priced into the markets. As such, we remain positive on both domestic and international equity markets moving forward, acknowledging heightened volatility, bouts of negative geopolitical news and elevated shorter maturity interest rates. Finally, we also believe geographic participation will broaden and domestic and international equity markets should repair themselves throughout 2019. While “value” and “quality” factors were not rewarded in 2018, we believe companies with these characteristics should once again return into favor and garner additional support from renewed technical momentum.

2018 Performance Attribution

Broadly, the Fund underperformed its benchmark in the twelve-month period ended November 30, 2018 due to allocation and selection decisions.

1.	Sector Allocation: The sector allocations in the Fund are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a negative contributor for the Fund in FY 2018.

a.	Positive contributors: The underweights to industrials and non-energy materials and our overweight to utilities were positive contributors.

b.	Negative contributors: The portfolio’s underweight to healthcare and frictional cash and over-weighted exposure to finance and telecommunications negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind the Fund is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the Fund. In the twelve-month period ended November 30, 2018, our equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in consumer non-cyclicals, industrials, consumer services, utilities and energy were additive.

b.	Negative contributors: Security selection in technology, consumer cyclicals, finance, healthcare and business services detracted from returns.

Performance (as of November 30, 2018)

	1 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	1.45%	11.26%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	1.39%	11.21%
S&P 500® Total Return Index	6.27%	13.69%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

7 | November 30, 2018

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2018 (Unaudited)

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

8 | November 30, 2018

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Amazon.com, Inc.	3.73%
Apple, Inc.	3.05%
Eli Lilly & Co.	1.79%
JPMorgan Chase & Co.	1.72%
Amgen, Inc.	1.71%
Netflix, Inc.	1.66%
Texas Instruments, Inc.	1.49%
TripAdvisor, Inc.	1.42%
AbbVie, Inc.	1.29%
Accenture PLC, Class A	1.26%
Total % of Top 10 Holdings	19.12%

Asset Allocation* (as of November 30, 2018)

*	% of Total Investments.

Future holdings are subject to change

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2018

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund”) seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Outlook

Broadly, we remain constructive on global equity markets. First, valuations remain attractive, in our opinion, particularly after recent downdrafts. Second, although monetary policy remains less accommodative than previous years, we believe a recession is unlikely. Third, economic and earnings growth remain decidedly positive on a trailing basis and positive trajectories should remain intact. Fourth, trade tensions seem to be largely priced into the markets. As such, we remain positive on both domestic and international equity markets moving forward, acknowledging heightened volatility, bouts of negative geopolitical news and elevated shorter maturity interest rates. Finally, we also believe geographic participation will broaden and domestic and international equity markets should repair themselves throughout 2019. While “value” and “quality” factors were not rewarded in 2018, we believe companies with these characteristics should once again return into favor and garner additional support from renewed technical momentum.

2018 Performance Attribution

Broadly, the Fund underperformed its benchmark in the twelve-month period ended November 30, 2018 due to both allocation and selection decisions.

1.	Sector Allocation: The sector allocations in the Fund are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a negative contributor for the Fund in the twelve-month period ended November 30, 2018.

a.	Positive contributors: The over-weight to technology, developed international healthcare and underweight to telecommunications were positive contributors.

b.	Negative contributors: The portfolio’s over-weights to consumer cyclicals, industrials, and non-energy materials and under-weight to finance and healthcare, as well as cash positions, negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind the Fund is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the Fund. In the twelve-month period ended November 30, 2018, our equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in industrials, healthcare, consumer non-cyclicals, telecommunications and developed international energy were net positives.

b.	Negative contributors: Security selection in energy, finance, consumer cyclicals, non-energy materials and utilities were detractors.

Performance (as of November 30, 2018)

	1 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	2.16%	12.50%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	2.16%	12.51%
S&P Composite 1500® Index	5.79%	13.52%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

10 | November 30, 2018

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2018 (Unaudited)

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

11 | November 30, 2018

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Alphabet, Inc., Class C	3.69%
Amazon.com, Inc.	3.08%
Apple, Inc.	2.75%
Microsoft Corp.	2.41%
Johnson & Johnson	2.09%
JPMorgan Chase & Co.	1.99%
Exxon Mobil Corp.	1.82%
Facebook, Inc., Class A	1.79%
UnitedHealth Group, Inc.	1.68%
Procter & Gamble Co.	1.59%
Total % of Top 10 Holdings	22.89%

Asset Allocation* (as of November 30, 2018)

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2018

RiverFront Strategic Income Fund

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors.

Market Outlook

Broadly, we remain constructive on global equity markets. First, valuations remain attractive, in our opinion, particularly after recent downdrafts. Second, although monetary policy remains less accommodative than previous years, we believe a recession is unlikely. Third, economic and earnings growth remain decidedly positive on a trailing basis and positive trajectories should remain intact. Fourth, trade tensions seem to be largely priced into the markets. As such, we remain positive on both domestic and international equity markets moving forward, acknowledging heightened volatility, bouts of negative geopolitical news and elevated shorter maturity interest rates. Finally, we also believe geographic participation will broaden and domestic and international equity markets should repair themselves throughout 2019. While “value” and “quality” factors were not rewarded in 2018, we believe companies with these characteristics should once again return into favor and garner additional support from renewed technical momentum.

2018 Performance Attribution

The Fund outperformed its benchmark for the twelve-month period ended November 30, 2018. The outperformance of the Fund relative to its benchmark was primarily due to its shorter duration and sector allocation. The duration structure in the Fund is determined by RiverFront’s expectations for changes in interest rates and the yield curve. Sector allocations in the Fund are determined through a relative value framework that allocates to sectors of the bond market that offer the best income opportunities on and favorable risk/reward profiles.

Negative Contributors:

●	Quality Bias in High Yield Security Selection: The 12-month returns for the different rating categories within the high yield universe, based upon ICE BofAML High Yield Indices, were as follows: BB-rated (1.02%), B-rated 1.31%, CCC-rated 1.2%.

Positive Contributors:

●	Shorter than Benchmark Duration: Throughout the course of the 12-month period, the Fund maintained a shorter duration than its benchmark and was primarily invested in bonds with maturities of less than 5 years. The shorter duration was advantageous as interest rates rose significantly.

●	Sector Allocation: Throughout the course of the 12-month period, the Fund was primarily invested in shorter maturity, higher quality, non-investment grade bonds. This sector of the bond market provided a meaningful yield advantage versus the benchmark, despite having shorter average maturities, and was able to provide positive returns despite rising interest rates and widening credit spreads.

Performance (as of November 30, 2018)

	1 Year	3 Year	5 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	0.57%	4.38%	3.56%	3.87%
RiverFront Strategic Income Fund – Market Price*	0.33%	4.32%	3.43%	3.85%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.34%	1.33%	2.03%	2.06%

Total Expense Ratio (per the current prospectus) 0.47%. The Fund's management fee consists of a fee of 0.11% paid to the Fund's investment adviser and a fee of 0.35% paid to the Fund's sub-adviser. Prior to November 1, 2018, the Fund's management fee consisted of a fee of 0.16% paid to the Fund's investment adviser and a fee of 0.30% paid to the Fund's sub-adviser. Prior to November 1, 2018, the Fund's sub-adviser agreed to waive all of its 0.30% annual sub-advisory fee on a voluntary basis.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times

13 | November 30, 2018

RiverFront Strategic Income Fund

Performance Overview	November 30, 2018 (Unaudited)

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

14 | November 30, 2018

RiverFront Strategic Income Fund

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2018)

Sprint Communications, Inc.	1.50%
DISH DBS Corp.	1.42%
Cablevision Systems Corp.	1.42%
HCA, Inc.	1.41%
DPL, Inc.	1.41%
CIT Group, Inc.	1.39%
Navient Corp.	1.36%
DCP Midstream Operating LP	1.34%
Celanese US Holdings LLC	1.33%
CenturyLink, Inc.	1.32%
Total % of Top 10 Holdings	13.90%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2018)

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15 | November 30, 2018

RiverFront ETFs

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$995.10	0.51%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic Unconstrained Income ETF
Actual	$1,000.00	$1,002.50	0.51%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$982.20	0.52%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$981.30	0.52%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,011.80	0.19%	$0.96
Hypothetical (5% return before expenses)	$1,000.00	$1,024.12	0.19%	$0.96

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

16 | November 30, 2018

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF and RiverFront Strategic Income Fund (the “Funds”), five of the funds constituting the ALPS ETF Trust, as of November 30, 2018; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for RiverFront Strategic Income Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the five funds listed above constituting ALPS ETF Trust as of November 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the ALPS ETF Trust	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
RiverFront Dynamic Core Income ETF RiverFront Dynamic Unconstrained Income ETF	For the year ended November 30, 2018	For the years ended November 30, 2018 and 2017	For the years ended November 30, 2018, 2017, and for the period June 14, 2016 (commencement of operations) to November 30, 2016
RiverFront Dynamic US Dividend Advantage ETF RiverFront Dynamic US Flex-Cap ETF	For the year ended November 30, 2018	For the years ended November 30, 2018 and 2017	For the years ended November 30, 2018, 2017 and for the period June 7, 2016 (commencement of operations) to November 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

17 | November 30, 2018

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS (76.24%)
Communications (5.10%)
21st Century Fox America, Inc.
3.00%, 09/15/2022	$200,000	$195,513
Alphabet, Inc.
2.00%, 08/15/2026	345,000	308,650
AT&T, Inc.
3.40%, 05/15/2025	200,000	186,361
4.10%, 02/15/2028	800,000	754,734
CBS Corp.
2.50%, 02/15/2023	150,000	140,936
3.50%, 01/15/2025	539,000	510,448
3.70%, 06/01/2028(a)	54,000	49,520
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	400,000	398,329
Comcast Corp.
5.15%, 03/01/2020	400,000	408,975
3.60%, 03/01/2024	106,000	105,364
3.55%, 05/01/2028	300,000	283,884
4.15%, 10/15/2028	200,000	198,451
Discovery Communications LLC
2.95%, 03/20/2023	200,000	190,122
3.95%, 03/20/2028	200,000	186,272
Lamar Media Corp.
5.00%, 05/01/2023	400,000	401,000
5.38%, 01/15/2024	200,000	202,500
Level 3 Financing, Inc.
5.13%, 05/01/2023	90,000	89,325
5.38%, 01/15/2024	75,000	73,799
Time Warner Cable LLC
5.00%, 02/01/2020	390,000	395,145
4.00%, 09/01/2021	125,000	124,737
T-Mobile USA, Inc.
4.00%, 04/15/2022	300,000	295,875
VeriSign, Inc.
4.63%, 05/01/2023	300,000	300,750
Verizon Communications, Inc.
3.38%, 02/15/2025	200,000	192,779
3M US L + 1.10%,
05/15/2025(b)	175,000	173,636
4.33%, 09/21/2028	800,000	794,382
Virgin Media Secured Finance PLC
5.25%, 01/15/2021	350,000	355,250
Walt Disney Co.
2.45%, 03/04/2022	100,000	96,831
3.15%, 09/17/2025	67,000	64,265
Warner Media LLC
4.75%, 03/29/2021	200,000	204,854
Total Communications		7,682,687

Consumer Discretionary (6.58%)
ADT Security Corp.
4.13%, 06/15/2023	125,000	116,875
Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Alibaba Group Holding, Ltd.
3.60%, 11/28/2024	$400,000	$387,346
3.40%, 12/06/2027	300,000	274,777
Amazon.com, Inc.
3.15%, 08/22/2027	577,000	548,215
3.88%, 08/22/2037	300,000	284,187
American Honda Finance Corp.
2.60%, 11/16/2022	218,000	210,673
Aramark Services, Inc.
5.13%, 01/15/2024	320,000	322,400
Delta Air Lines, Inc.
3.40%, 04/19/2021	300,000	296,747
eBay, Inc.
2.88%, 08/01/2021	200,000	195,925
3.45%, 08/01/2024	200,000	189,716
Ford Motor Credit Co. LLC
3M US L + 1.00%,
01/09/2020(b)	300,000	299,763
General Motors Financial Co., Inc.
3.20%, 07/13/2020	150,000	148,425
4.38%, 09/25/2021	100,000	99,966
3.70%, 05/09/2023	500,000	476,406
Goodyear Tire & Rubber Co.
5.13%, 11/15/2023	300,000	296,063
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	100,000	96,750
Home Depot, Inc.
2.70%, 04/01/2023	400,000	389,247
Hyatt Hotels Corp.
4.38%, 09/15/2028	1,000,000	959,031
Lennar Corp.
4.50%, 06/15/2019	100,000	100,500
4.50%, 11/15/2019	300,000	301,875
Lowe's Cos., Inc.
2.50%, 04/15/2026	550,000	500,377
3.10%, 05/03/2027	200,000	188,622
Marriott International, Inc.
4.00%, 04/15/2028	250,000	234,716
McDonald's Corp.
3.70%, 01/30/2026	300,000	292,777
3.50%, 03/01/2027	100,000	96,034
Newell Brands, Inc.
4.20%, 04/01/2026	100,000	95,349
PulteGroup, Inc.
4.25%, 03/01/2021	300,000	301,125
Service Corp. International
5.38%, 01/15/2022	18,000	18,124
5.38%, 05/15/2024	300,000	302,625
Starbucks Corp.
3.85%, 10/01/2023	300,000	302,467
TJX Cos., Inc.
2.75%, 06/15/2021	100,000	98,451

See Notes to Financial Statements.

18 | November 30, 2018

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Toyota Motor Credit Corp.
3M US L + 0.39%,
01/11/2023(b)	$300,000	$298,662
3.42%, 07/20/2023	1,000,000	994,260
3.20%, 01/11/2027	200,000	190,601
Total Consumer Discretionary		9,909,077

Consumer Staples (3.19%)
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/2021	500,000	490,128
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/2028	200,000	191,448
Constellation Brands, Inc.
2.70%, 05/09/2022	100,000	96,214
4.25%, 05/01/2023	300,000	301,812
4.75%, 12/01/2025	100,000	101,713
Dollar Tree, Inc.
4.20%, 05/15/2028	250,000	233,891
Kellogg Co.
3.25%, 05/14/2021	300,000	297,524
Kraft Heinz Foods Co.
5.38%, 02/10/2020	200,000	204,242
Kroger Co.
3.70%, 08/01/2027	101,000	94,777
PepsiCo, Inc.
1.70%, 10/06/2021	700,000	669,460
3.10%, 07/17/2022	300,000	297,232
Procter & Gamble Co.
2.45%, 11/03/2026	300,000	276,681
Tyson Foods, Inc.
2.65%, 08/15/2019	200,000	198,957
Walmart, Inc.
3.40%, 06/26/2023	261,000	260,682
3.30%, 04/22/2024	300,000	296,735
3.70%, 06/26/2028	800,000	792,458
Total Consumer Staples		4,803,954

Energy (8.13%)
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
5.25%, 01/15/2025	300,000	305,025
BP Capital Markets PLC
3.25%, 05/06/2022	1,000,000	987,202
3.51%, 03/17/2025	250,000	243,914
3.72%, 11/28/2028	200,000	192,957
Chevron Corp.
2.90%, 03/03/2024	500,000	481,793
3.33%, 11/17/2025	300,000	292,295
2.95%, 05/16/2026	280,000	263,628
Concho Resources, Inc.
3.75%, 10/01/2027	200,000	186,062
ConocoPhillips Co.
4.95%, 03/15/2026	200,000	211,072
Security Description	Principal Amount	Value
Energy (continued)
Continental Resources, Inc.
4.50%, 04/15/2023	$300,000	$293,576
3.80%, 06/01/2024	300,000	283,499
4.38%, 01/15/2028	150,000	141,326
DCP Midstream Operating LP
5.35%, 03/15/2020(a)	200,000	202,500
Energy Transfer LP
4.25%, 03/15/2023	35,000	34,256
Energy Transfer Operating LP
3.60%, 02/01/2023	178,000	171,859
Enterprise Products Operating LLC
3.35%, 03/15/2023	500,000	489,069
Exxon Mobil Corp.
2.22%, 03/01/2021	500,000	488,787
3.04%, 03/01/2026	1,000,000	960,874
4.11%, 03/01/2046	100,000	96,854
Halliburton Co.
3.80%, 11/15/2025	500,000	478,344
Hess Corp.
7.30%, 08/15/2031	68,000	75,119
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024	300,000	296,322
Kinder Morgan, Inc.
3.05%, 12/01/2019	500,000	496,467
Marathon Oil Corp.
4.40%, 07/15/2027	56,000	53,712
Marathon Petroleum Corp.
3.80%, 04/01/2028(a)	400,000	368,310
MPLX LP
4.50%, 07/15/2023	250,000	251,191
Nabors Industries, Inc.
5.00%, 09/15/2020	300,000	298,435
Newfield Exploration Co.
5.63%, 07/01/2024	300,000	307,500
ONEOK Partners LP
3.38%, 10/01/2022	500,000	485,044
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021	100,000	102,954
5.63%, 04/15/2023	400,000	417,331
5.75%, 05/15/2024	378,000	398,415
Schlumberger Investment SA
3.65%, 12/01/2023	1,125,000	1,105,009
Shell International Finance BV
2.88%, 05/10/2026	300,000	281,440
Williams Cos., Inc.
4.55%, 06/24/2024	200,000	200,394
3.90%, 01/15/2025	313,000	302,429
Total Energy		12,244,964

Financials (28.34%)
Aflac, Inc.
3.63%, 11/15/2024	500,000	491,675
Aircastle, Ltd.
5.50%, 02/15/2022	400,000	410,578

See Notes to Financial Statements.

19 | November 30, 2018

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Financials (continued)
Ally Financial, Inc.
4.13%, 02/13/2022	$723,000	$714,866
4.63%, 03/30/2025	100,000	98,375
American Express Credit Corp.
2.25%, 05/05/2021	400,000	388,022
American International Group, Inc.
4.13%, 02/15/2024	150,000	148,509
3.90%, 04/01/2026	200,000	189,770
Bank of America Corp.
3M US L + 0.77%,
02/05/2026(b)	1,204,000	1,159,353
4.25%, 10/22/2026	500,000	484,762
3M US L + 1.37%,
07/21/2028(b)	300,000	282,863
Bank of Montreal
1.90%, 08/27/2021	1,000,000	960,062
2.35%, 09/11/2022	300,000	287,075
2.55%, 11/06/2022	200,000	192,136
Bank of New York Mellon Corp.
2.45%, 11/27/2020	652,000	640,210
3M US L + 1.05%,
10/30/2023(b)	484,000	491,796
3.25%, 05/16/2027	85,000	81,064
Barclays PLC
3M US L + 1.38%,
05/16/2024(b)	740,000	720,570
BB&T Corp.
2.63%, 06/29/2020	150,000	148,331
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	671,000	640,936
BNP Paribas SA
2.38%, 05/21/2020	200,000	197,356
5.00%, 01/15/2021	150,000	154,771
3.25%, 03/03/2023	250,000	243,845
Boston Properties LP
3.85%, 02/01/2023	1,000,000	989,752
Branch Banking & Trust Co.
2.10%, 01/15/2020	300,000	296,373
2.25%, 06/01/2020	300,000	295,262
Capital One Financial Corp.
3.50%, 06/15/2023	600,000	583,862
3.30%, 10/30/2024	125,000	116,866
4.20%, 10/29/2025	150,000	143,329
3.80%, 01/31/2028	72,000	66,276
Capital One NA
2.25%, 09/13/2021	300,000	286,229
Charles Schwab Corp.
2.65%, 01/25/2023	300,000	289,399
Chubb INA Holdings, Inc.
2.70%, 03/13/2023	115,000	111,222
3.35%, 05/03/2026	475,000	459,059
Security Description	Principal Amount	Value
Financials (continued)
Citigroup, Inc.
2.65%, 10/26/2020	$300,000	$294,938
2.70%, 03/30/2021	350,000	342,445
3M US L + 1.43%,
09/01/2023(b)	500,000	504,154
4.45%, 09/29/2027	500,000	483,202
CME Group, Inc.
3.75%, 06/15/2028	100,000	99,356
Cooperatieve Rabobank UA
4.63%, 12/01/2023	700,000	704,231
CoreCivic, Inc.
4.63%, 05/01/2023	300,000	279,000
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	175,000	172,600
3.45%, 04/16/2021	150,000	148,804
4.55%, 04/17/2026	700,000	688,524
Crown Castle International Corp.
4.88%, 04/15/2022	135,000	138,590
Deutsche Bank AG
4.25%, 10/14/2021	300,000	292,844
3.95%, 02/27/2023	200,000	189,155
Discover Bank
7.00%, 04/15/2020	175,000	182,174
3.20%, 08/09/2021	100,000	98,343
4.65%, 09/13/2028	750,000	727,665
Discover Financial Services
4.10%, 02/09/2027	224,000	208,520
Fidelity National Information Services, Inc.
2.25%, 08/15/2021	200,000	192,238
3.50%, 04/15/2023	152,000	149,458
GE Capital International Funding Co.
2.34%, 11/15/2020	200,000	190,289
GLP Capital LP / GLP Financing II, Inc.
4.88%, 11/01/2020	500,000	504,750
Goldman Sachs Group, Inc.
3M US L + 0.75%,
02/23/2023(b)	800,000	783,166
3M US L + 1.60%,
11/29/2023(b)	854,000	863,736
3.50%, 11/16/2026	40,000	36,874
Host Hotels & Resorts LP
4.00%, 06/15/2025	200,000	192,879
HSBC Holdings PLC
4.30%, 03/08/2026	250,000	243,804
3.90%, 05/25/2026	400,000	380,080
3M US L + 1.38%,
09/12/2026(b)	500,000	499,166
4.38%, 11/23/2026	200,000	192,028
Huntington Bancshares, Inc.
3.15%, 03/14/2021	400,000	395,407
4.00%, 05/15/2025	45,000	44,775

See Notes to Financial Statements.

20 | November 30, 2018

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Financials (continued)
Huntington National Bank
3.25%, 05/14/2021	$400,000	$396,834
Intercontinental Exchange, Inc.
3.75%, 12/01/2025	400,000	397,328
3.10%, 09/15/2027	244,000	229,433
3.75%, 09/21/2028	300,000	294,615
International Lease Finance Corp.
8.25%, 12/15/2020	750,000	807,021
5.88%, 08/15/2022	250,000	262,202
Iron Mountain, Inc.
6.00%, 08/15/2023	60,000	61,350
iStar, Inc.
4.63%, 09/15/2020	200,000	198,750
JPMorgan Chase & Co.
3.38%, 05/01/2023	400,000	389,612
3M US L + 1.23%,
10/24/2023(b)	1,159,000	1,165,291
KeyBank NA/Cleveland OH
3.38%, 03/07/2023	250,000	246,802
KeyCorp
5.10%, 03/24/2021	600,000	620,877
Lincoln National Corp.
3.35%, 03/09/2025	400,000	384,007
3.80%, 03/01/2028	100,000	95,178
Lloyds Banking Group PLC
4.50%, 11/04/2024	250,000	240,265
3M US L + 1.205%,
11/07/2028(b)	100,000	88,068
M&T Bank Corp.
3M US L + 0.68%,
07/26/2023(b)	500,000	499,903
Manufacturers & Traders Trust Co.
3M US L + 0.27%,
01/25/2021(b)	600,000	599,386
MetLife, Inc.
3.60%, 04/10/2024	477,000	473,794
6.50%, 12/15/2032	50,000	60,702
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/2026	700,000	689,177
Mizuho Financial Group, Inc.
2.95%, 02/28/2022	300,000	292,493
3M US L + 1.00%,
09/11/2024(b)	1,100,000	1,110,953
3.17%, 09/11/2027	100,000	93,183
Morgan Stanley
5.63%, 09/23/2019	400,000	407,280
3M US L + 1.40%,
10/24/2023(b)	1,000,000	1,004,200
5.00%, 11/24/2025	600,000	608,550
National Australia Bank, Ltd.
2.50%, 07/12/2026	300,000	269,189
Security Description	Principal Amount	Value
Financials (continued)
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	$400,000	$378,556
Prudential Financial, Inc.
4.50%, 11/16/2021	200,000	205,074
Royal Bank of Canada
2.15%, 10/26/2020	300,000	293,541
Royal Bank of Scotland Group PLC
3M US L + 1.48%,
05/15/2023(b)	400,000	381,386
3M US L + 1.47%,
05/15/2023(b)	500,000	488,987
Simon Property Group LP
4.13%, 12/01/2021	400,000	406,215
3.38%, 10/01/2024	100,000	97,303
3.38%, 12/01/2027	200,000	188,347
Starwood Property Trust, Inc.
5.00%, 12/15/2021	250,000	250,281
State Street Corp.
3.30%, 12/16/2024	300,000	291,046
3.55%, 08/18/2025	125,000	122,615
SunTrust Bank/Atlanta GA
3.30%, 05/15/2026	400,000	376,031
Toronto-Dominion Bank
3.15%, 09/17/2020	500,000	499,420
UBS Group Funding Switzerland AG
3.49%, 05/23/2023(a)	300,000	291,325
4.13%, 09/24/2025(a)	150,000	147,517
4.13%, 04/15/2026(a)	100,000	98,107
US Bancorp
2.63%, 01/24/2022	200,000	195,220
3.00%, 03/15/2022	400,000	394,399
Visa, Inc.
3.15%, 12/14/2025	300,000	289,773
2.75%, 09/15/2027	250,000	231,539
Wells Fargo & Co.
2.55%, 12/07/2020	200,000	195,797
3M US L + 0.93%,
02/11/2022(b)	200,000	200,375
3M US L + 1.23%,
10/31/2023(b)	567,000	568,506
3.00%, 04/22/2026	401,000	369,814
Westpac Banking Corp.
2.10%, 05/13/2021	340,000	328,672
3.65%, 05/15/2023	300,000	299,004
2.70%, 08/19/2026	100,000	90,951
Total Financials		42,653,993

Health Care (7.84%)
Abbott Laboratories
2.90%, 11/30/2021	250,000	244,357
AbbVie, Inc.
2.90%, 11/06/2022	600,000	578,484
3.60%, 05/14/2025	100,000	95,527

See Notes to Financial Statements.

21 | November 30, 2018

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Health Care (continued)
Aetna, Inc.
3.50%, 11/15/2024	$411,000	$396,430
Allergan Funding SCS
3.00%, 03/12/2020	700,000	695,648
3.85%, 06/15/2024	300,000	291,236
Amgen, Inc.
3.63%, 05/22/2024	400,000	392,431
Anthem, Inc.
3.50%, 08/15/2024	100,000	96,593
Becton Dickinson and Co.
2.13%, 06/06/2019	200,000	198,866
3M US L + 0.875%,
12/29/2020(b)	200,000	199,741
Centene Corp.
5.63%, 02/15/2021	37,000	37,581
4.75%, 05/15/2022	400,000	403,000
CVS Health Corp.
2.25%, 08/12/2019	300,000	298,019
3M US L + 0.63%,
03/09/2020(b)	400,000	400,373
4.00%, 12/05/2023	150,000	149,012
4.30%, 03/25/2028	300,000	292,111
Eli Lilly & Co.
2.75%, 06/01/2025	140,000	132,533
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
5.88%, 10/15/2024(a)	200,000	199,626
Express Scripts Holding Co.
4.75%, 11/15/2021	250,000	256,441
3.00%, 07/15/2023	500,000	476,541
Fresenius Medical Care US Finance II, Inc.
4.13%, 10/15/2020(a)	400,000	401,008
Gilead Sciences, Inc.
4.40%, 12/01/2021	200,000	205,177
2.50%, 09/01/2023	200,000	189,529
Halfmoon Parent, Inc.
4.38%, 10/15/2028(a)	500,000	493,139
HCA, Inc.
6.50%, 02/15/2020	600,000	618,000
Johnson & Johnson
2.45%, 03/01/2026	500,000	463,151
Medtronic, Inc.
3.50%, 03/15/2025	600,000	588,015
Merck & Co., Inc.
2.80%, 05/18/2023	980,000	954,320
Pfizer, Inc.
3.20%, 09/15/2023	423,000	419,481
3.00%, 12/15/2026	500,000	476,304
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/2019	152,000	150,298
Thermo Fisher Scientific, Inc.
3.65%, 12/15/2025	150,000	145,648
Security Description	Principal Amount	Value
Health Care (continued)
UnitedHealth Group, Inc.
2.88%, 03/15/2023	$300,000	$291,555
3.75%, 07/15/2025	400,000	398,589
3.10%, 03/15/2026	183,000	173,697
Total Health Care		11,802,461

Industrials (5.05%)
Boeing Co.
3.45%, 11/01/2028	600,000	583,942
3.50%, 03/01/2045	100,000	88,018
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	300,000	294,886
Caterpillar Financial Services Corp.
2.75%, 08/20/2021	50,000	49,123
2.40%, 06/06/2022	300,000	288,767
CNH Industrial Capital LLC
4.88%, 04/01/2021	300,000	302,250
CNH Industrial NV
4.50%, 08/15/2023	400,000	401,000
CSX Corp.
3.40%, 08/01/2024	300,000	294,704
2.60%, 11/01/2026	100,000	89,434
FedEx Corp.
3.40%, 02/15/2028	300,000	280,399
General Dynamics Corp.
3.50%, 05/15/2025	375,000	371,332
2.63%, 11/15/2027	300,000	273,710
General Electric Co.
2.70%, 10/09/2022	200,000	180,614
3M US L + 0.38%,
05/05/2026(b)	200,000	163,000
Honeywell International, Inc.
2.50%, 11/01/2026	300,000	275,562
John Deere Capital Corp.
3M US L + 0.16%,
01/08/2021(b)	200,000	199,652
2.65%, 06/24/2024	400,000	378,884
Lockheed Martin Corp.
3.55%, 01/15/2026	300,000	294,537
Northrop Grumman Corp.
3.50%, 03/15/2021	35,000	35,034
3.25%, 01/15/2028	300,000	279,403
Textron, Inc.
3.65%, 03/01/2021	89,000	88,832
3.65%, 03/15/2027	250,000	235,957
United Parcel Service, Inc.
2.50%, 04/01/2023	587,000	565,747
2.40%, 11/15/2026	72,000	65,301
United Rentals North America, Inc.
4.63%, 07/15/2023	500,000	498,750

See Notes to Financial Statements.

22 | November 30, 2018

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Industrials (continued)
United Technologies Corp.
2.80%, 05/04/2024	$400,000	$377,214
4.50%, 06/01/2042	100,000	93,846
4.15%, 05/15/2045	50,000	44,804
WESCO Distribution, Inc.
5.38%, 12/15/2021	200,000	201,000
XPO Logistics, Inc.
6.13%, 09/01/2023(a)	300,000	303,000
Total Industrials		7,598,702

Materials (4.24%)
3M Co.
3.25%, 02/14/2024	1,000,000	991,801
Ashland LLC
4.75%, 08/15/2022	300,000	298,875
Ball Corp.
4.00%, 11/15/2023	300,000	293,250
Celanese US Holdings LLC
5.88%, 06/15/2021	200,000	208,928
4.63%, 11/15/2022	200,000	203,380
Dow Chemical Co.
4.25%, 11/15/2020	200,000	202,228
3.00%, 11/15/2022	300,000	289,606
Freeport-McMoRan, Inc.
4.55%, 11/14/2024	100,000	93,250
Glencore Funding LLC
3.00%, 10/27/2022(a)	500,000	478,547
Graphic Packaging International LLC
4.75%, 04/15/2021	200,000	200,250
Huntsman International LLC
4.88%, 11/15/2020	300,000	304,125
International Paper Co.
3.00%, 02/15/2027	300,000	270,588
LyondellBasell Industries NV
5.75%, 04/15/2024	600,000	641,194
Nutrien, Ltd.
3.50%, 06/01/2023	300,000	293,961
Sealed Air Corp.
6.50%, 12/01/2020(a)	200,000	208,500
Sherwin-Williams Co.
3.45%, 08/01/2025	300,000	283,432
3.45%, 06/01/2027	200,000	183,448
Steel Dynamics, Inc.
5.50%, 10/01/2024	100,000	100,000
USG Corp.
4.88%, 06/01/2027(a)	400,000	401,500
Vale Overseas, Ltd.
6.25%, 08/10/2026	400,000	428,000
Total Materials		6,374,863
Security Description	Principal Amount	Value
Technology (5.08%)
Apple, Inc.
2.40%, 05/03/2023	$500,000	$476,975
3.45%, 05/06/2024	300,000	297,633
2.75%, 01/13/2025	125,000	118,305
3.20%, 05/11/2027	525,000	499,648
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.00%, 01/15/2022	200,000	192,495
3.63%, 01/15/2024	300,000	283,933
Cisco Systems, Inc.
4.95%, 02/15/2019	200,000	200,808
2.20%, 09/20/2023	200,000	188,958
Corning, Inc.
2.90%, 05/15/2022	100,000	98,037
Dell International LLC / EMC Corp.
4.42%, 06/15/2021(a)	300,000	300,326
5.88%, 06/15/2021(a)	50,000	50,822
Flex, Ltd.
5.00%, 02/15/2023	400,000	396,700
IBM Credit LLC
3M US L + 0.16%,
02/05/2021(b)	750,000	751,178
Intel Corp.
2.60%, 05/19/2026	300,000	277,572
International Business Machines Corp.
2.50%, 01/27/2022	500,000	482,239
3.63%, 02/12/2024	425,000	418,452
Microsoft Corp.
3.45%, 08/08/2036	250,000	231,153
4.10%, 02/06/2037	300,000	299,904
3.70%, 08/08/2046	200,000	185,425
Moody's Corp.
4.50%, 09/01/2022	72,000	73,637
NCR Corp.
5.00%, 07/15/2022	100,000	95,500
Oracle Corp.
3.40%, 07/08/2024	300,000	294,906
QUALCOMM, Inc.
2.60%, 01/30/2023	400,000	380,697
2.90%, 05/20/2024	375,000	353,946
S&P Global, Inc.
4.00%, 06/15/2025	600,000	600,470
Xerox Corp.
3.50%, 08/20/2020	100,000	98,265
Total Technology		7,647,984

Utilities (2.69%)
AES Corp.
4.50%, 03/15/2023	300,000	298,500
Alabama Power Co.
3.55%, 12/01/2023	150,000	149,106
CMS Energy Corp.
3.60%, 11/15/2025	150,000	145,253

See Notes to Financial Statements.

23 | November 30, 2018

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Utilities (continued)
Consumers Energy Co.
3.38%, 08/15/2023	$200,000	$198,779
3.13%, 08/31/2024	200,000	195,146
Dominion Energy, Inc.
5.20%, 08/15/2019	150,000	151,957
3.63%, 12/01/2024	400,000	390,761
4.25%, 06/01/2028	250,000	248,040
Duke Energy Carolinas LLC
2.95%, 12/01/2026	200,000	188,664
6.10%, 06/01/2037	70,000	81,441
Duke Energy Corp.
1.80%, 09/01/2021	600,000	570,958
Exelon Corp.
3.50%, 06/01/2022	200,000	194,079
3.40%, 04/15/2026	175,000	163,683
Exelon Generation Co. LLC
4.25%, 06/15/2022	100,000	100,864
Southern Co.
2.95%, 07/01/2023	500,000	478,874
Southwestern Electric Power Co.
4.10%, 09/15/2028	500,000	492,813
Total Utilities		4,048,918

TOTAL CORPORATE BONDS
(Cost $116,615,795)		114,767,603

GOVERNMENT BONDS (18.19%)
United States Treasury Bond
2.75%, 02/15/2028	2,000,000	1,958,906
3.88%, 08/15/2040	1,402,300	1,538,121
2.75%, 11/15/2047	1,900,000	1,699,832
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040(c)	556,855	649,120
United States Treasury Note
2.88%, 11/15/2021	3,000,000	3,003,867
2.88%, 10/31/2023	5,000,000	5,005,176
3.00%, 10/31/2025	5,000,000	5,025,000
United States Treasury Strip Principal
0.00%, 02/15/2038(d)	5,000,000	2,736,169
0.00%, 08/15/2039(d)	6,000,000	3,083,455
0.00%, 11/15/2046(d)	3,000,000	1,184,078
0.00%, 05/15/2048(d)	4,000,000	1,502,390
TOTALGOVERNMENT BONDS
(Cost $27,851,417)		27,386,114

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.73%)
State Street Institutional Treasury Plus Money Market Fund	2.146%	1,099,883	1,099,883
TOTAL SHORT TERM INVESTMENTS
(Cost $1,099,883)			1,099,883
Value
TOTAL INVESTMENTS (95.16%)
(Cost $145,567,095)	$143,253,600
OTHER ASSETS IN EXCESS OF LIABILITIES (4.84%)	7,273,317
NET ASSETS - 100.00%	$150,526,917

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rate:

3M US L - 3 Month LIBOR as of November 30, 2018 was 2.74%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,993,747, representing 2.65% of net assets.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Zero coupon bond.

See Notes to Financial Statements.

24 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS (93.34%)
Communications (20.02%)
Altice Financing SA
6.63%, 02/15/2023(a)	$300,000	$297,000
Cablevision Systems Corp.
5.88%, 09/15/2022	225,000	225,562
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 05/01/2027(a)	200,000	190,000
CenturyLink, Inc.
6.45%, 06/15/2021	250,000	256,563
7.50%, 04/01/2024	100,000	102,875
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	150,000	153,045
CSC Holdings LLC
5.13%, 12/15/2021(a)	200,000	199,750
10.13%, 01/15/2023(a)	200,000	217,020
5.38%, 07/15/2023(a)	300,000	298,500
DISH DBS Corp.
5.88%, 07/15/2022	150,000	143,625
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	100,000	104,845
6.63%, 08/01/2026	100,000	93,500
Lamar Media Corp.
5.75%, 02/01/2026	100,000	102,125
Level 3 Financing, Inc.
5.38%, 01/15/2024	150,000	147,599
Netflix, Inc.
5.50%, 02/15/2022	180,000	184,500
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, 02/15/2022	200,000	200,645
Sinclair Television Group, Inc.
5.13%, 02/15/2027(a)	100,000	89,500
Sirius XM Radio, Inc.
4.63%, 05/15/2023(a)	150,000	146,100
Sprint Communications, Inc.
6.00%, 11/15/2022	210,000	210,441
Sprint Corp.
7.88%, 09/15/2023	100,000	105,470
7.13%, 06/15/2024	150,000	152,625
T-Mobile USA, Inc.
6.50%, 01/15/2024	250,000	258,125
Unitymedia GmbH
6.13%, 01/15/2025(a)	150,000	153,704
Univision Communications, Inc.
5.13%, 05/15/2023(a)	160,000	150,200
Viacom, Inc.
3M US L + 3.895%,
02/28/2057(b)	160,000	154,144
Virgin Media Finance PLC
6.00%, 10/15/2024(a)	150,000	146,250
Zayo Group LLC / Zayo Capital, Inc.
6.38%, 05/15/2025	137,000	134,945
5.75%, 01/15/2027(a)	100,000	95,750
Security Description	Principal Amount	Value
Communications (continued)
Ziggo BV
5.50%, 01/15/2027(a)	$200,000	$186,750
Total Communications		4,901,158

Consumer Discretionary (9.69%)
ADT Security Corp.
6.25%, 10/15/2021	200,000	207,750
Aramark Services, Inc.
5.13%, 01/15/2024	150,000	151,125
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	150,000	148,500
Boyd Gaming Corp.
6.38%, 04/01/2026	200,000	199,500
Dana, Inc.
5.50%, 12/15/2024	150,000	143,625
Hertz Corp.
7.63%, 06/01/2022(a)	100,000	98,500
International Game Technology PLC
6.25%, 02/15/2022(a)	195,000	201,825
KB Home
7.50%, 09/15/2022	127,000	132,715
LKQ Corp.
4.75%, 05/15/2023	150,000	143,625
Mattamy Group Corp.
6.88%, 12/15/2023(a)	100,000	96,500
MGM Resorts International
6.63%, 12/15/2021	100,000	105,000
Scientific Games International, Inc.
10.00%, 12/01/2022	150,000	155,985
ServiceMaster Co. LLC
5.13%, 11/15/2024(a)	175,000	168,875
Toll Brothers Finance Corp.
4.88%, 03/15/2027	100,000	92,900
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50%, 03/01/2025(a)	150,000	143,250
Wynn Macau, Ltd.
4.88%, 10/01/2024(a)	200,000	182,000
Total Consumer Discretionary		2,371,675

Consumer Staples (3.78%)
B&G Foods, Inc.
5.25%, 04/01/2025	200,000	189,770
JBS Investments GmbH
7.25%, 04/03/2024(a)	200,000	201,470
Pilgrim's Pride Corp.
5.75%, 03/15/2025(a)	150,000	146,625
Post Holdings, Inc.
5.50%, 03/01/2025(a)	100,000	95,750
Spectrum Brands, Inc.
5.75%, 07/15/2025	150,000	142,688

See Notes to Financial Statements.

25 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Consumer Staples (continued)
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	$150,000	$148,875
Total Consumer Staples		925,178

Energy (13.46%)
Antero Resources Corp.
5.38%, 11/01/2021	175,000	174,781
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
10.00%, 04/01/2022(a)	195,000	207,187
Bruin E&P Partners LLC
8.88%, 08/01/2023(a)	100,000	93,375
Callon Petroleum Co.
6.38%, 07/01/2026	100,000	96,750
Chesapeake Energy Corp.
8.00%, 01/15/2025	150,000	144,937
Citgo Holding, Inc.
10.75%, 02/15/2020(a)	200,000	207,000
CNX Resources Corp.
5.88%, 04/15/2022	150,000	147,188
CrownRock LP / CrownRock Finance, Inc.
5.63%, 10/15/2025(a)	100,000	94,000
Endeavor Energy Resources LP / EER Finance, Inc.
5.50%, 01/30/2026(a)	150,000	154,875
Gulfport Energy Corp.
6.00%, 10/15/2024	150,000	138,000
Murphy Oil Corp.
5.75%, 08/15/2025	150,000	145,035
Nabors Industries, Inc.
5.75%, 02/01/2025	50,000	40,687
Parkland Fuel Corp.
6.00%, 04/01/2026(a)	150,000	145,875
Parsley Energy LLC / Parsley Finance Corp.
5.38%, 01/15/2025(a)	150,000	144,375
Peabody Energy Corp.
6.00%, 03/31/2022(a)	100,000	99,188
Range Resources Corp.
5.00%, 08/15/2022	160,000	152,200
Rowan Cos., Inc.
4.88%, 06/01/2022	100,000	90,375
SESI LLC
7.13%, 12/15/2021	100,000	94,750
SM Energy Co.
6.13%, 11/15/2022	143,000	141,213
Sunoco LP / Sunoco Finance Corp.
5.50%, 02/15/2026(a)	150,000	143,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.88%, 04/15/2026(a)	150,000	150,000
Transocean, Inc.
9.00%, 07/15/2023(a)	100,000	102,875
Security Description	Principal Amount	Value
Energy (continued)
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 04/01/2026(a)	$150,000	$147,000
Whiting Petroleum Corp.
6.63%, 01/15/2026	100,000	96,750
WPX Energy, Inc.
5.75%, 06/01/2026	150,000	144,750
Total Energy		3,296,416

Financials (10.58%)
Ally Financial, Inc.
5.75%, 11/20/2025	200,000	205,250
CIT Group, Inc.
5.00%, 08/15/2022	236,000	237,482
5.25%, 03/07/2025	75,000	75,548
Equinix, Inc.
5.75%, 01/01/2025	150,000	153,345
First Data Corp.
5.38%, 08/15/2023(a)	150,000	151,312
Genworth Holdings, Inc.
7.70%, 06/15/2020	200,000	204,500
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
5.88%, 02/01/2022	150,000	151,077
Iron Mountain, Inc.
5.75%, 08/15/2024	150,000	143,250
iStar, Inc.
5.25%, 09/15/2022	150,000	143,625
Jefferies Finance LLC / JFIN Co.- Issuer Corp.
7.38%, 04/01/2020(a)	174,000	175,305
Jefferies Financial Group, Inc.
5.50%, 10/18/2023	150,000	154,004
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
5.63%, 05/01/2024	100,000	101,360
Navient Corp.
8.00%, 03/25/2020	75,000	77,625
6.50%, 06/15/2022	175,000	175,875
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	150,000	150,562
Springleaf Finance Corp.
5.25%, 12/15/2019	140,000	140,875
5.63%, 03/15/2023	155,000	149,575
Total Financials		2,590,570

Health Care (9.71%)
Avantor, Inc.
6.00%, 10/01/2024(a)	200,000	198,750
Bausch Health Cos., Inc.
5.50%, 03/01/2023(a)	200,000	194,000
6.13%, 04/15/2025(a)	100,000	94,120
Centene Corp.
6.13%, 02/15/2024	200,000	208,480

See Notes to Financial Statements.

26 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Health Care (continued)
CHS/Community Health Systems, Inc.
5.13%, 08/01/2021	$210,000	$199,894
DaVita, Inc.
5.00%, 05/01/2025	200,000	188,250
Encompass Health Corp.
5.75%, 11/01/2024	180,000	179,775
HCA, Inc.
5.88%, 05/01/2023	225,000	233,438
Kinetic Concepts, Inc. / KCI USA, Inc.
7.88%, 02/15/2021(a)	259,000	263,856
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.63%, 10/15/2023(a)	150,000	129,000
Tenet Healthcare Corp.
4.38%, 10/01/2021	200,000	198,500
8.13%, 04/01/2022	100,000	104,375
Teva Pharmaceutical Finance Netherlands III BV
6.75%, 03/01/2028	181,000	184,791
Total Health Care		2,377,229

Industrials (6.73%)
Bombardier, Inc.
7.75%, 03/15/2020(a)	125,000	127,812
6.13%, 01/15/2023(a)	100,000	95,250
Covanta Holding Corp.
5.88%, 03/01/2024	150,000	144,938
Energizer Gamma Acquisition, Inc.
6.38%, 07/15/2026(a)	150,000	141,375
Novelis Corp.
6.25%, 08/15/2024(a)	150,000	148,875
Terex Corp.
5.63%, 02/01/2025(a)	200,000	184,310
TransDigm, Inc.
6.00%, 07/15/2022	200,000	200,500
United Rentals North America, Inc.
5.75%, 11/15/2024	150,000	149,625
5.88%, 09/15/2026	100,000	97,500
WESCO Distribution, Inc.
5.38%, 06/15/2024	150,000	144,563
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	209,000	213,441
Total Industrials		1,648,189

Materials (10.55%)
AK Steel Corp.
7.63%, 10/01/2021	100,000	96,000
7.50%, 07/15/2023	164,000	166,050
Allegheny Technologies, Inc.
5.95%, 01/15/2021	171,000	170,572
Security Description	Principal Amount	Value
Materials (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
7.25%, 05/15/2024(a)	$150,000	$152,062
BWAY Holding Co.
5.50%, 04/15/2024(a)	150,000	144,187
Cascades, Inc.
5.50%, 07/15/2022(a)	199,000	198,005
Chemours Co.
7.00%, 05/15/2025	200,000	203,500
FMG Resources August 2006 Pty, Ltd.
5.13%, 03/15/2023(a)	150,000	142,500
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	150,000	140,063
Koppers, Inc.
6.00%, 02/15/2025(a)	100,000	90,000
NOVA Chemicals Corp.
5.25%, 06/01/2027(a)	150,000	138,000
OCI NV
6.63%, 04/15/2023(a)	175,000	178,281
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	150,000	149,813
Rayonier AM Products, Inc.
5.50%, 06/01/2024(a)	150,000	138,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.13%, 07/15/2023(a)	190,000	185,725
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
7.50%, 06/15/2025(a)	150,000	147,750
United States Steel Corp.
6.88%, 08/15/2025	150,000	142,421
Total Materials		2,582,929

Technology (3.78%)
Anixter, Inc.
5.50%, 03/01/2023	150,000	151,125
CommScope Technologies LLC
6.00%, 06/15/2025(a)	100,000	93,130
Dell International LLC / EMC Corp.
5.88%, 06/15/2021(a)	150,000	152,465
7.13%, 06/15/2024(a)	50,000	52,301
j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc.
6.00%, 07/15/2025(a)	171,000	171,641
NCR Corp.
5.00%, 07/15/2022	164,000	156,620
Nielsen Finance LLC / Nielsen Finance Co.
5.00%, 04/15/2022(a)	150,000	147,060
Total Technology		924,342

See Notes to Financial Statements.

27 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Utilities (5.04%)
AmeriGas Partners LP / AmeriGas Finance Corp.
5.75%, 05/20/2027	$150,000	$136,267
Calpine Corp.
5.38%, 01/15/2023	200,000	190,000
Cemig Geracao e Transmissao SA
9.25%, 12/05/2024(a)	150,000	159,892
NGL Energy Partners LP / NGL Energy Finance Corp.
6.13%, 03/01/2025	185,000	165,575
NRG Energy, Inc.
6.63%, 01/15/2027	175,000	178,924
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/2024	150,000	142,875
Vistra Energy Corp.
7.38%, 11/01/2022	250,000	260,000
Total Utilities		1,233,533

TOTAL CORPORATE BONDS
(Cost $23,268,684)		22,851,219

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.17%)
State Street Institutional Treasury Plus Money Market Fund	2.146%	1,264,915	1,264,915
TOTAL SHORT TERM INVESTMENTS
(Cost $1,264,915)			1,264,915

TOTAL INVESTMENTS (98.51%)
(Cost $24,533,599)			$24,116,134
OTHER ASSETS IN EXCESS OF LIABILITIES (1.49%)			364,823
NET ASSETS - 100.00%			$24,480,957

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rate:

3M US L - 3 Month LIBOR as of November 30, 2018 was 2.74%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $10,051,974, representing 41.06% of net assets.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date.

See Notes to Financial Statements.

28 | November 30, 2018

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.82%)
Communication Services (6.56%)
AT&T, Inc.	39,361	$1,229,638
CenturyLink, Inc.	52,936	995,197
Facebook, Inc., Class A(a)	8,565	1,204,325
Meredith Corp.	22,485	1,287,491
Netflix, Inc.(a)	8,734	2,499,059
TripAdvisor, Inc.(a)	33,486	2,145,113
Verizon Communications, Inc.	9,388	566,096
Total Communication Services		9,926,919

Consumer Discretionary (12.46%)
Abercrombie & Fitch Co., Class A	63,387	1,325,422
Amazon.com, Inc.(a)	3,337	5,640,097
Best Buy Co., Inc.	15,641	1,010,252
Dana, Inc.	54,260	787,313
Expedia Group, Inc.	9,284	1,121,414
Ford Motor Co.	101,115	951,492
H&R Block, Inc.	60,171	1,625,219
Kohl's Corp.	15,225	1,022,663
Modine Manufacturing Co.(a)	54,454	710,625
NVR, Inc.(a)	295	722,750
Six Flags Entertainment Corp.	13,091	803,264
Thor Industries, Inc.	11,381	771,746
Tiffany & Co.	10,358	942,578
Tupperware Brands Corp.	37,313	1,416,401
Total Consumer Discretionary		18,851,236

Consumer Staples (4.34%)
Edgewell Personal Care Co.(a)	21,828	912,411
Molson Coors Brewing Co., Class B	15,206	1,000,099
Philip Morris International, Inc.	12,155	1,051,772
TreeHouse Foods, Inc.(a)	19,528	1,027,173
Unilever NV	18,179	1,009,116
Walgreens Boots Alliance, Inc.	11,457	970,064
Walmart, Inc.	6,105	596,153
Total Consumer Staples		6,566,788

Energy (5.43%)
Chevron Corp.	12,741	1,515,415
Exxon Mobil Corp.	22,200	1,764,900
Marathon Petroleum Corp.	9,653	628,989
Occidental Petroleum Corp.	14,579	1,024,466
ONEOK, Inc.	17,848	1,096,403
PBF Energy, Inc., Class A	15,884	614,393
Phillips 66	6,625	619,570
Williams Cos., Inc.	37,218	942,360
Total Energy		8,206,496

Financials (16.48%)
Ameriprise Financial, Inc.	8,171	1,060,187
Bank of America Corp.	63,257	1,796,499
Cboe Global Markets, Inc.	11,363	1,222,886
Cullen/Frost Bankers, Inc.	7,382	740,562
Security Description	Shares	Value
Financials (continued)
Discover Financial Services	15,892	$1,133,100
Everest Re Group, Ltd.	5,771	1,281,624
Fifth Third Bancorp	49,735	1,389,098
Goldman Sachs Group, Inc.	7,110	1,355,806
JPMorgan Chase & Co.	23,422	2,604,292
M&T Bank Corp.	1,098	185,573
MetLife, Inc.	26,321	1,174,706
Morgan Stanley	27,045	1,200,527
Navient Corp.	116,106	1,335,219
New York Community Bancorp, Inc.	57,211	608,153
Northern Trust Corp.	9,360	928,793
Old Republic International Corp.	49,604	1,118,570
Principal Financial Group, Inc.	21,252	1,048,149
Prudential Financial, Inc.	7,963	746,611
Regions Financial Corp.	69,463	1,142,666
SunTrust Banks, Inc.	19,649	1,231,796
Synchrony Financial	47,666	1,238,363
Wells Fargo & Co.	7,204	391,033
Total Financials		24,934,213

Health Care (13.38%)
AbbVie, Inc.	20,589	1,940,925
Agilent Technologies, Inc.	14,087	1,019,194
Amgen, Inc.	12,420	2,586,465
Biogen, Inc.(a)	4,014	1,339,552
Bristol-Myers Squibb Co.	28,958	1,548,095
CVS Health Corp.	11,380	912,676
Edwards Lifesciences Corp.(a)	7,898	1,279,555
Eli Lilly & Co.	22,831	2,708,670
IDEXX Laboratories, Inc.(a)	3,969	808,723
Nektar Therapeutics(a)	13,928	562,552
Pfizer, Inc.	14,343	663,077
Quest Diagnostics, Inc.	12,338	1,092,777
Thermo Fisher Scientific, Inc.	5,076	1,266,716
Waters Corp.(a)	5,795	1,150,771
Zoetis, Inc.	14,522	1,363,180
Total Health Care		20,242,928

Industrials (6.96%)
AO Smith Corp.	11,723	555,436
Avis Budget Group, Inc.(a)	24,199	708,789
Cummins, Inc.	12,103	1,828,279
Eaton Corp. PLC	2,961	227,819
Honeywell International, Inc.	12,002	1,761,293
Lennox International, Inc.	5,453	1,231,887
Matson, Inc.	38,543	1,516,667
Pitney Bowes, Inc.	66,256	559,201
Rockwell Automation, Inc.	7,080	1,234,327
Ryder System, Inc.	16,070	909,080
Total Industrials		10,532,778

Information Technology (16.87%)
Accenture PLC, Class A	11,557	1,901,358
Apple, Inc.	25,774	4,602,721
Broadcom, Inc.	7,760	1,842,302

See Notes to Financial Statements.

29 | November 30, 2018

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Information Technology (continued)
Cadence Design Systems, Inc.(a)	27,320	$1,230,493
CommVault Systems, Inc.(a)	21,281	1,254,302
Cypress Semiconductor Corp.	75,867	1,054,551
InterDigital, Inc.	12,982	977,025
Intuit, Inc.	5,170	1,109,120
j2 Global, Inc.	13,101	966,985
Juniper Networks, Inc.	29,027	833,365
KLA-Tencor Corp.	13,263	1,307,201
Lam Research Corp.	4,459	699,885
Manhattan Associates, Inc.(a)	28,967	1,434,735
Micron Technology, Inc.(a)	23,327	899,489
National Instruments Corp.	34,221	1,675,460
NVIDIA Corp.	2,983	487,512
Texas Instruments, Inc.	22,603	2,256,910
Western Digital Corp.	21,669	983,556
Total Information Technology		25,516,970

Materials (3.09%)
CF Industries Holdings, Inc.	25,124	1,059,982
Freeport-McMoRan, Inc.	43,737	522,220
Linde PLC	6,138	976,249
LyondellBasell Industries NV, Class A	12,300	1,147,713
Westrock Co.	20,668	973,669
Total Materials		4,679,833

Real Estate (6.81%)
CoreCivic, Inc.	54,272	1,191,270
Hospitality Properties Trust	44,499	1,194,353
Iron Mountain, Inc.	23,023	782,091
Kimco Realty Corp.	47,726	780,320
Macerich Co.	22,681	1,140,628
RMR Group, Inc., Class A	10,195	659,005
SITE Centers Corp.	85,650	1,065,486
Tanger Factory Outlet Centers, Inc.	46,423	1,097,904
The GEO Group, Inc.	54,132	1,258,028
Uniti Group, Inc.	57,160	1,139,199
Total Real Estate		10,308,284

Utilities (7.44%)
AES Corp.	64,863	1,004,728
Black Hills Corp.	18,949	1,254,613
Dominion Energy, Inc.	16,250	1,210,625
Duke Energy Corp.	13,875	1,228,909
FirstEnergy Corp.	32,408	1,225,995
PG&E Corp.(a)	20,596	543,322
PPL Corp.	37,204	1,138,070
SCANA Corp.	34,147	1,593,299
Sempra Energy	9,672	1,114,408
Security Description	Shares	Value
Utilities (continued)
Southern Co.	19,806	$937,418
Total Utilities		11,251,387

TOTAL COMMON STOCKS
(Cost $154,594,094)		151,017,832

TOTAL INVESTMENTS (99.82%)
(Cost $154,594,094)		$151,017,832
OTHER ASSETS IN EXCESS OF LIABILITIES (0.18%)		274,797
NET ASSETS - 100.00%		$151,292,629

(a)	Non-income producing security.

See Notes to Financial Statements.

30 | November 30, 2018

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.91%)
Communication Services (9.36%)
Alphabet, Inc., Class C(a)	5,108	$5,629,677
CBS Corp., Class B	19,858	1,075,907
Charter Communications, Inc., Class A(a)	4,119	1,355,975
Comcast Corp., Class A	51,519	2,009,756
Facebook, Inc., Class A(a)	19,381	2,725,162
Netflix, Inc.(a)	5,178	1,481,581
Total Communication Services		14,278,058

Consumer Discretionary (14.99%)
Abercrombie & Fitch Co., Class A	52,633	1,100,556
Amazon.com, Inc.(a)	2,776	4,691,912
Best Buy Co., Inc.	14,287	922,797
DSW, Inc., Class A	33,133	919,110
Expedia Group, Inc.	8,363	1,010,167
Fox Factory Holding Corp.(a)	15,000	955,650
Genesco, Inc.(a)	20,868	871,448
H&R Block, Inc.	41,535	1,121,860
Home Depot, Inc.	10,913	1,967,832
Kohl's Corp.	13,526	908,541
PVH Corp.	7,708	851,811
Shoe Carnival, Inc.	25,521	968,012
Shutterfly, Inc.(a)	14,097	704,709
Signet Jewelers, Ltd.	20,007	1,054,369
Tailored Brands, Inc.	40,878	936,106
Tiffany & Co.	8,560	778,960
Ulta Beauty, Inc.(a)	3,895	1,159,892
Yum! Brands, Inc.	13,184	1,215,829
Zumiez, Inc.(a)	35,896	707,869
Total Consumer Discretionary		22,847,430

Consumer Staples (4.48%)
Philip Morris International, Inc.	20,828	1,802,247
Procter & Gamble Co.	25,601	2,419,551
Unilever NV	17,791	987,578
Walmart, Inc.	16,645	1,625,384
Total Consumer Staples		6,834,760

Energy (8.26%)
Baker Hughes, a GE Co.	33,577	766,227
Chevron Corp.	11,662	1,387,078
Ensco PLC, Class A	136,112	771,755
Exxon Mobil Corp.	34,768	2,764,056
ION Geophysical Corp.(a)	27,201	240,729
Kinder Morgan, Inc.	64,698	1,104,395
Marathon Petroleum Corp.	14,463	942,409
National Oilwell Varco, Inc.	24,449	785,058
Phillips 66	11,064	1,034,705
Schlumberger Ltd.	23,869	1,076,492
Transocean, Ltd.(a)	90,172	836,796
Valero Energy Corp.	11,010	879,699
Total Energy		12,589,399

Security Description	Shares	Value
Financials (10.55%)
Bank of America Corp.	85,043	$2,415,221
Brighthouse Financial, Inc.(a)	24,275	977,312
Capstead Mortgage Corp.	123,308	953,171
Citigroup, Inc.	10,931	708,219
Everest Re Group, Ltd.	4,703	1,044,442
Genworth Financial, Inc., Class A(a)	252,804	1,178,067
Goldman Sachs Group, Inc.	6,326	1,206,305
JPMorgan Chase & Co.	27,294	3,034,820
Maiden Holdings, Ltd.	93,242	235,902
Morgan Stanley	28,568	1,268,134
PNC Financial Services Group, Inc.	9,730	1,321,139
Prudential Financial, Inc.	12,389	1,161,593
Synchrony Financial	10,476	272,166
Wells Fargo & Co.	5,587	303,262
Total Financials		16,079,753

Health Care (11.45%)
Abbott Laboratories	24,143	1,787,789
Amgen, Inc.	8,561	1,782,828
Bristol-Myers Squibb Co.	25,096	1,341,632
Cardinal Health, Inc.	20,627	1,130,978
Eli Lilly & Co.	15,080	1,789,091
Endo International PLC(a)	65,650	789,770
Gilead Sciences, Inc.	20,940	1,506,424
Johnson & Johnson	21,628	3,177,153
Thermo Fisher Scientific, Inc.	6,399	1,596,871
UnitedHealth Group, Inc.	9,070	2,551,935
Total Health Care		17,454,471

Industrials (17.21%)
AECOM(a)	32,936	1,059,222
ArcBest Corp.	26,343	1,060,569
Arconic, Inc.	52,364	1,124,779
Boeing Co.	221	76,634
CSX Corp.	18,280	1,327,676
Cummins, Inc.	7,774	1,174,340
Echo Global Logistics, Inc.(a)	29,198	740,753
Esterline Technologies Corp.(a)	11,466	1,361,358
Fluor Corp.	17,963	735,226
Hillenbrand, Inc.	19,881	880,927
Honeywell International, Inc.	10,486	1,538,821
Hub Group, Inc., Class A(a)	21,408	951,372
Illinois Tool Works, Inc.	8,571	1,191,798
Kaman Corp.	15,933	904,516
KBR, Inc.	51,458	955,575
Matson, Inc.	27,378	1,077,324
Nordson Corp.	7,534	907,169
Norfolk Southern Corp.	6,916	1,180,838
Northrop Grumman Corp.	4,100	1,065,508
Old Dominion Freight Line, Inc.	2,564	350,576
Parker-Hannifin Corp.	6,087	1,047,207
Raytheon Co.	6,386	1,119,721
Rockwell Automation, Inc.	5,921	1,032,267
SkyWest, Inc.	17,246	994,749

See Notes to Financial Statements.

31 | November 30, 2018

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Industrials (continued)
Tennant Co.	13,543	$810,549
Union Pacific Corp.	10,191	1,567,172
Total Industrials		26,236,646

Information Technology (16.08%)
Alliance Data Systems Corp.	4,339	869,362
Apple, Inc.	23,471	4,191,451
Avnet, Inc.	10,606	464,755
Broadcom, Inc.	6,257	1,485,474
Broadridge Financial Solutions, Inc.	2,559	270,921
CACI International, Inc., Class A(a)	5,676	936,029
Cisco Systems, Inc.	5,035	241,026
Cognizant Technology Solutions Corp., Class A	16,161	1,151,148
LogMeIn, Inc.	12,446	1,147,895
Mastercard, Inc., Class A	415	83,444
Micron Technology, Inc.(a)	28,345	1,092,983
Microsoft Corp.	33,028	3,662,475
Science Applications International Corp.	13,568	943,247
Seagate Technology PLC	22,492	969,180
SYNNEX Corp.	11,160	901,058
Tech Data Corp.(a)	14,301	1,286,375
Total System Services, Inc.	11,129	972,341
TTEC Holdings, Inc.	41,267	1,207,060
Virtusa Corp.(a)	18,605	824,760
Western Digital Corp.	18,824	854,421
Xperi Corp.	68,466	965,371
Total Information Technology		24,520,776

Materials (5.98%)
Air Products & Chemicals, Inc.	7,121	1,145,555
Boise Cascade Co.	24,713	656,872
CF Industries Holdings, Inc.	20,420	861,520
Kraton Corp.(a)	21,695	568,409
Linde PLC	7,884	1,253,950
Louisiana-Pacific Corp.	35,339	807,850
LyondellBasell Industries NV, Class A	11,727	1,094,246
Reliance Steel & Aluminum Co.	12,525	1,007,636
Tredegar Corp.	45,378	755,997
Westrock Co.	19,319	910,118
WR Grace & Co.	751	47,944
Total Materials		9,110,097

Real Estate (0.56%)
Washington Prime Group, Inc.	137,160	857,250

Utilities (0.99%)
PG&E Corp.(a)	24,196	638,290
Sempra Energy	6,248	719,895

Security Description	Shares	Value
Utilities (continued)
UGI Corp.	2,744	$157,643
Total Utilities		1,515,828

TOTAL COMMON STOCKS
(Cost $160,478,806)		152,324,468

TOTAL INVESTMENTS (99.91%)
(Cost $160,478,806)		$152,324,468
OTHER ASSETS IN EXCESS OF LIABILITIES (0.09%)		140,029
NET ASSETS - 100.00%		$152,464,497

(a)	Non-income producing security.

See Notes to Financial Statements.

32 | November 30, 2018

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS (93.92%)
Communications (15.15%)
Cablevision Systems Corp.
8.00%, 04/15/2020	$2,050,000	$2,137,125
CenturyLink, Inc.
5.63%, 04/01/2020	1,967,000	1,989,129
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	1,800,000	1,792,478
DISH DBS Corp.
7.88%, 09/01/2019	2,085,000	2,144,944
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	813,000	825,703
7.63%, 06/15/2021	1,200,000	1,258,140
Lamar Media Corp.
5.00%, 05/01/2023	1,767,000	1,771,417
Level 3 Financing, Inc.
5.38%, 08/15/2022	1,619,000	1,619,000
Netflix, Inc.
5.38%, 02/01/2021	1,500,000	1,537,500
Sinclair Television Group, Inc.
5.38%, 04/01/2021	1,400,000	1,403,500
Sprint Communications, Inc.
7.00%, 08/15/2020	2,175,000	2,256,563
T-Mobile USA, Inc.
6.50%, 01/15/2024	1,908,000	1,970,010
Videotron, Ltd.
5.00%, 07/15/2022	1,000,000	998,750
Virgin Media Secured Finance PLC
5.25%, 01/15/2021	1,432,000	1,453,480
Total Communications		23,157,739

Consumer Discretionary (9.84%)
ADT Security Corp.
6.25%, 10/15/2021	1,550,000	1,610,062
Allegiant Travel Co.
5.50%, 07/15/2019	1,350,000	1,356,750
American Airlines Group, Inc.
5.50%, 10/01/2019(a)	1,850,000	1,870,812
DR Horton, Inc.
4.38%, 09/15/2022	1,740,000	1,744,760
International Game Technology PLC
6.25%, 02/15/2022(a)	1,708,000	1,767,780
KB Home
4.75%, 05/15/2019	1,600,000	1,604,000
Lennar Corp.
4.50%, 11/15/2019	1,650,000	1,660,313
MGM Resorts International
6.75%, 10/01/2020	1,800,000	1,880,100
Service Corp. International
5.38%, 01/15/2022	1,545,000	1,555,622
Total Consumer Discretionary		15,050,199

Security Description	Principal Amount	Value
Consumer Staples (1.29%)
B&G Foods, Inc.
4.63%, 06/01/2021	$1,000,000	$986,250
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	1,000,000	992,500
Total Consumer Staples		1,978,750

Energy (17.01%)
Antero Resources Corp.
5.38%, 11/01/2021	1,500,000	1,498,125
Concho Resources, Inc.
4.38%, 01/15/2025	1,530,000	1,497,585
Continental Resources, Inc.
5.00%, 09/15/2022	1,498,000	1,499,226
DCP Midstream Operating LP
5.35%, 03/15/2020(a)	1,999,000	2,023,987
Energy Transfer LP
7.50%, 10/15/2020	1,625,000	1,718,437
Kinder Morgan Energy Partners LP
5.00%, 10/01/2021	1,270,000	1,296,291
Marathon Petroleum Corp.
5.38%, 10/01/2022(a)	1,894,000	1,927,125
MPLX LP
5.50%, 02/15/2023	1,650,000	1,680,696
Nabors Industries, Inc.
5.00%, 09/15/2020	1,395,000	1,387,723
Newfield Exploration Co.
5.75%, 01/30/2022	1,726,000	1,766,992
Petroleos Mexicanos
8.00%, 05/03/2019	1,700,000	1,724,650
Range Resources Corp.
5.00%, 08/15/2022	1,300,000	1,236,625
Rockies Express Pipeline LLC
5.63%, 04/15/2020(a)	1,600,000	1,624,000
SESI LLC
7.13%, 12/15/2021	598,000	566,605
Southwestern Energy Co.
4.10%, 03/15/2022	1,569,000	1,518,008
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
4.75%, 10/01/2023(a)	850,000	841,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.25%, 05/01/2023	1,700,000	1,700,000
Whiting Petroleum Corp.
5.75%, 03/15/2021	500,000	496,250
Total Energy		26,003,825

Financials (16.33%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.63%, 10/30/2020	1,730,000	1,740,544
Aircastle, Ltd.
6.25%, 12/01/2019	1,850,000	1,891,749

See Notes to Financial Statements.

33 | November 30, 2018

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Financials (continued)
Ally Financial, Inc.
4.25%, 04/15/2021	$1,525,000	$1,517,375
CIT Group, Inc.
5.00%, 08/15/2022	2,085,000	2,098,094
GLP Capital LP / GLP Financing II, Inc.
4.88%, 11/01/2020	1,500,000	1,514,250
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
6.00%, 08/01/2020	1,600,000	1,614,000
Iron Mountain, Inc.
4.38%, 06/01/2021(a)	1,591,000	1,579,067
iStar, Inc.
5.00%, 07/01/2019	896,000	897,792
4.63%, 09/15/2020	1,800,000	1,788,750
Navient Corp.
5.50%, 01/15/2019	2,050,000	2,051,537
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	1,600,000	1,580,021
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	1,945,000	1,952,294
SBA Communications Corp.
4.88%, 07/15/2022	1,102,500	1,099,744
Springleaf Finance Corp.
5.25%, 12/15/2019	1,650,000	1,660,312
8.25%, 12/15/2020	600,000	634,980
Starwood Property Trust, Inc.
5.00%, 12/15/2021	1,335,000	1,336,502
Total Financials		24,957,011

Health Care (6.59%)
Centene Corp.
5.63%, 02/15/2021	1,750,000	1,777,475
DaVita, Inc.
5.75%, 08/15/2022	1,500,000	1,524,375
HCA, Inc.
5.88%, 03/15/2022	2,049,000	2,134,546
Kinetic Concepts, Inc. / KCI USA, Inc.
7.88%, 02/15/2021(a)	1,050,000	1,069,687
Tenet Healthcare Corp.
6.00%, 10/01/2020	1,625,000	1,661,969
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/2019	756,000	747,533
2.20%, 07/21/2021	1,250,000	1,161,165
Total Health Care		10,076,750

Industrials (3.31%)
United Rentals North America, Inc.
5.75%, 11/15/2024	1,386,000	1,382,535
WESCO Distribution, Inc.
5.38%, 12/15/2021	1,850,000	1,859,250

Security Description	Principal Amount	Value
Industrials (continued)
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	$1,775,000	$1,812,719
Total Industrials		5,054,504

Materials (16.27%)
AK Steel Corp.
7.50%, 07/15/2023	1,450,000	1,468,125
ArcelorMittal
5.13%, 06/01/2020	500,000	507,731
6.00%, 08/05/2020	1,100,000	1,120,596
Ashland LLC
4.75%, 08/15/2022	1,715,000	1,708,569
Ball Corp.
4.38%, 12/15/2020	1,300,000	1,311,700
Cascades, Inc.
5.50%, 07/15/2022(a)	634,000	630,830
5.75%, 07/15/2023(a)	1,362,000	1,334,760
Celanese US Holdings LLC
5.88%, 06/15/2021	1,920,000	2,005,704
CF Industries, Inc.
7.13%, 05/01/2020	1,300,000	1,353,625
Freeport-McMoRan, Inc.
3.10%, 03/15/2020	1,675,000	1,654,062
Graphic Packaging International LLC
4.75%, 04/15/2021	745,000	745,931
4.88%, 11/15/2022	1,461,000	1,450,043
Huntsman International LLC
4.88%, 11/15/2020	1,650,000	1,672,687
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	1,463,000	1,461,171
Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC
5.75%, 10/15/2020	1,259,840	1,259,840
Sealed Air Corp.
6.50%, 12/01/2020(a)	1,595,000	1,662,787
Vale Overseas, Ltd.
5.88%, 06/10/2021	1,590,000	1,669,500
WR Grace & Co.-Conn
5.13%, 10/01/2021(a)	1,841,000	1,858,858
Total Materials		24,876,519

Technology (4.16%)
Flex, Ltd.
5.00%, 02/15/2023	1,070,000	1,061,173
NCR Corp.
4.63%, 02/15/2021	1,700,000	1,678,750
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 10/01/2020	1,500,000	1,495,800
NXP BV / NXP Funding LLC
4.13%, 06/15/2020(a)	1,500,000	1,501,905

See Notes to Financial Statements.

34 | November 30, 2018

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2018

Security Description	Principal Amount	Value
Technology (continued)
Seagate HDD Cayman
4.25%, 03/01/2022	$650,000	$625,000
Total Technology		6,362,628

Utilities (3.97%)
AmeriGas Partners LP / AmeriGas Finance Corp.
5.63%, 05/20/2024	487,000	465,085
Calpine Corp.
6.00%, 01/15/2022(a)	1,650,000	1,658,250
DPL, Inc.
7.25%, 10/15/2021	1,991,000	2,122,904
Vistra Energy Corp.
7.38%, 11/01/2022	1,750,000	1,820,000
Total Utilities		6,066,239

TOTAL CORPORATE BONDS
(Cost $144,297,421)		143,584,164

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (4.77%)
State Street Institutional Treasury Plus Money Market Fund	2.146%	7,298,925	7,298,925
TOTAL SHORT TERM INVESTMENTS
(Cost $7,298,925)			7,298,925

TOTAL INVESTMENTS (98.69%)
(Cost $151,596,346)			$150,883,089
OTHER ASSETS IN EXCESS OF LIABILITIES (1.31%)			1,996,901
NET ASSETS - 100.00%			$152,879,990

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $27,570,032, representing 18.03% of net assets.

See Notes to Financial Statements.

35 | November 30, 2018

RiverFront ETFs

Statement of Assets and Liabilities	November 30, 2018

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$143,253,600	$24,116,134	$151,017,832	$152,324,468	$150,883,089
Dividend receivable	–	–	399,977	312,456	–
Interest receivable	1,127,493	383,075	–	–	2,047,264
Receivable for investments sold	6,204,986	–	–	–	–
Total Assets	150,586,079	24,499,209	151,417,809	152,636,924	152,930,353

LIABILITIES:
Payable to adviser	59,162	18,252	63,946	66,090	50,363
Due to custodian	–	–	61,234	106,337	–
Total Liabilities	59,162	18,252	125,180	172,427	50,363
NET ASSETS	$150,526,917	$24,480,957	$151,292,629	$152,464,497	$152,879,990

NET ASSETS CONSIST OF:
Paid-in capital	$153,311,780	$25,253,820	$159,609,685	$163,010,464	$162,679,455
Total distributable earnings	(2,784,863)	(772,863)	(8,317,056)	(10,545,967)	(9,799,465)
NET ASSETS	$150,526,917	$24,480,957	$151,292,629	$152,464,497	$152,879,990

INVESTMENTS, AT COST	$145,567,095	$24,533,599	$154,594,094	$160,478,806	$151,596,346

PRICING OF SHARES
Net Assets	$150,526,917	$24,480,957	$151,292,629	$152,464,497	$152,879,990
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	6,400,000	1,000,000	4,850,002	4,650,002	6,300,000
Net Asset Value, offering and redemption price per share	$23.52	$24.48	$31.19	$32.79	$24.27

See Notes to Financial Statements.

36 | November 30, 2018

RiverFront ETFs

Statement of Operations	For the Year Ended November 30, 2018

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$3,385,236	$2,032,959	$–	$–	$11,021,612
Dividends(a)	55,115	14,267	3,145,633	1,996,855	190,575
Securities Lending Income	–	–	622	4,787	–
Total Investment Income	3,440,351	2,047,226	3,146,255	2,001,642	11,212,187

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	524,833	191,758	586,915	571,626	1,150,544
Total Expenses before waiver/reimbursement	524,833	191,758	586,915	571,626	1,150,544
Less fees waived/reimbursed by sub-adviser (Note 3)	–	–	–	–	(717,509)
Net Expenses	524,833	191,758	586,915	571,626	433,035
NET INVESTMENT INCOME	2,915,518	1,855,468	2,559,340	1,430,016	10,779,152

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(1,596,850)	(1,550,548)	5,455,178	9,907,232	(2,535,051)
Net realized gain/(loss) on foreign currency transactions	–	–	71	(24)	–
NET REALIZED GAIN/(LOSS)	(1,596,850)	(1,550,548)	5,455,249	9,907,208	(2,535,051)
Net change in unrealized depreciation on investments	(2,358,587)	(579,055)	(9,969,237)	(13,055,066)	(8,164,421)
NET CHANGE IN UNREALIZED DEPRECIATION	(2,358,587)	(579,055)	(9,969,237)	(13,055,066)	(8,164,421)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,955,437)	(2,129,603)	(4,513,988)	(3,147,858)	(10,699,472)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,039,919)	$(274,135)	$(1,954,648)	$(1,717,842)	$79,680

(a)	Net of foreign tax withholding in the amounts of $1,736, $1,018, $2,853, $4,875 and $0 respectively.

See Notes to Financial Statements.

37 | November 30, 2018

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$2,915,518	$629,408
Net realized loss	(1,596,850)	(27,864)
Net change in unrealized appreciation/(depreciation)	(2,358,587)	168,683
Net Increase/(Decrease) in net assets resulting from operations	(1,039,919)	770,227

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,905,391)	(621,587	)(a)
Total distributions	(2,905,391)	(621,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	175,961,356	41,731,911
Shares redeemed	(69,450,831)	–
Net increase from share transactions	106,510,525	41,731,911

Net increase in net assets	102,565,215	41,880,551

NET ASSETS:
Beginning of period	47,961,702	6,081,151
End of period	$150,526,917	$47,961,702	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,950,000	250,000
Shares sold	7,350,000	1,700,000
Shares redeemed	(2,900,000)	–
Shares outstanding, end of period	6,400,000	1,950,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $621,587.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $8,013.

See Notes to Financial Statements.

38 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$1,855,468	$409,270
Net realized gain/(loss)	(1,550,548)	40,613
Net change in unrealized appreciation/(depreciation)	(579,055)	43,582
Net Increase/(Decrease) in net assets resulting from operations	(274,135)	493,465

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,895,888)	(408,541	)(a)
From return of capital	(38,248)	–
Total distributions	(1,934,136)	(408,541)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	45,458,974	9,141,531
Shares redeemed	(30,529,047)	(2,576,982)
Net increase from share transactions	14,929,927	6,564,549

Net increase in net assets	12,721,656	6,649,473

NET ASSETS:
Beginning of period	11,759,301	5,109,828
End of period	$24,480,957	$11,759,301	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	450,000	200,000
Shares sold	1,800,000	350,000
Shares redeemed	(1,250,000)	(100,000)
Shares outstanding, end of period	1,000,000	450,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $408,541.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $1,356.

See Notes to Financial Statements.

39 | November 30, 2018

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$2,559,340	$774,486
Net realized gain	5,455,249	553,688
Net change in unrealized appreciation/(depreciation)	(9,969,237)	5,893,754
Net Increase/(Decrease) in net assets resulting from operations	(1,954,648)	7,221,928

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,425,732)	(753,106	)(a)
Total distributions	(2,425,732)	(753,106)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	153,655,693	49,651,673
Shares redeemed	(57,626,629)	(9,773,232)
Net increase from share transactions	96,029,064	39,878,441

Net increase in net assets	91,648,684	46,347,263

NET ASSETS:
Beginning of period	59,643,945	13,296,682
End of period	$151,292,629	$59,643,945	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,900,002	500,002
Shares sold	4,750,000	1,750,000
Shares redeemed	(1,800,000)	(350,000)
Shares outstanding, end of period	4,850,002	1,900,002

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $753,106.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $25,697.

See Notes to Financial Statements.

40 | November 30, 2018

RiverFront Dynamic US Flex-Cap ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$1,430,016	$271,035
Net realized gain	9,907,208	210,656
Net change in unrealized appreciation/(depreciation)	(13,055,066)	4,586,573
Net Increase/(Decrease) in net assets resulting from operations	(1,717,842)	5,068,264

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,321,640)	(254,258	)(a)
Total distributions	(1,321,640)	(254,258)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	177,753,277	36,346,437
Shares redeemed	(62,825,568)	(8,637,056)
Net increase from share transactions	114,927,709	27,709,381

Net increase in net assets	111,888,227	32,523,387

NET ASSETS:
Beginning of period	40,576,270	8,052,883
End of period	$152,464,497	$40,576,270	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,250,002	300,002
Shares sold	5,250,000	1,250,000
Shares redeemed	(1,850,000)	(300,000)
Shares outstanding, end of period	4,650,002	1,250,002

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $254,258.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $17,211.

See Notes to Financial Statements.

41 | November 30, 2018

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$10,779,152	$14,069,184
Net realized gain/(loss)	(2,535,051)	1,790,752
Net change in unrealized appreciation/(depreciation)	(8,164,421)	136,438
Net increase in net assets resulting from operations	79,680	15,996,374

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(10,733,170)	(14,055,252	)(a)
Total distributions	(10,733,170)	(14,055,252)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	70,270,323	49,315,186
Shares redeemed	(244,506,109)	(40,002,027)
Net increase/(decrease) from share transactions	(174,235,786)	9,313,159

Net increase/(decrease) in net assets	(184,889,276)	11,254,281

NET ASSETS:
Beginning of period	337,769,266	326,514,985
End of period	$152,879,990	$337,769,226	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	13,400,000	13,050,000
Shares sold	2,850,000	1,950,000
Shares redeemed	(9,950,000)	(1,600,000)
Shares outstanding, end of period	6,300,000	13,400,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $14,055,252.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment income of $35,631.

See Notes to Financial Statements.

42 | November 30, 2018

RiverFront Dynamic Core Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$24.60	$24.32	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.68	0.53	0.24
Net realized and unrealized gain/(loss)	(1.10)	0.23	(0.68)
Total from investment operations	(0.42)	0.76	(0.44)

DISTRIBUTIONS:
From net investment income	(0.66)	(0.48)	(0.24)
Total distributions	(0.66)	(0.48)	(0.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.08)	0.28	(0.68)
NET ASSET VALUE, END OF PERIOD	$23.52	$24.60	$24.32
TOTAL RETURN(b)	(1.74)%	3.15%	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$150,527	$47,962	$6,081

Ratio of expenses excluding waiver/reimbursement to average net assets	0.51%	0.51%	0.51	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.51%	0.51%	0.51	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.83%	2.15%	2.12	%(c)
Portfolio turnover rate(d)	15%	18%	26%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

43 | November 30, 2018

RiverFront Dynamic Unconstrained Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$26.13	$25.55	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.24	1.22	0.63
Net realized and unrealized gain/(loss)	(1.63)	0.56	0.55
Total from investment operations	(0.39)	1.78	1.18

DISTRIBUTIONS:
From net investment income	(1.15)	(1.20)	(0.63)
From net realized gains	(0.09)	–	–
Tax return of capital	(0.02)	–	–
Total distributions	(1.26)	(1.20)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.65)	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$24.48	$26.13	$25.55
TOTAL RETURN(b)	(1.52)%	7.06%	4.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$24,481	$11,759	$5,110

Ratio of expenses excluding waiver/reimbursement to average net assets	0.51%	0.51%	0.51	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.51%	0.51%	0.51	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	4.93%	4.65%	5.31	%(c)
Portfolio turnover rate(d)	51%	30%	11%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

44 | November 30, 2018

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$31.39	$26.59	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.73	0.63	0.26
Net realized and unrealized gain/(loss)	(0.26)	4.76	1.40
Total from investment operations	0.47	5.39	1.66

DISTRIBUTIONS:
From net investment income	(0.67)	(0.59)	(0.21)
Total distributions	(0.67)	(0.59)	(0.21)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.20)	4.80	1.45
NET ASSET VALUE, END OF PERIOD	$31.19	$31.39	$26.59
TOTAL RETURN(b)	1.45%	20.49%	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$151,293	$59,644	$13,297

Ratio of expenses excluding waiver/reimbursement to average net assets	0.52%	0.52%	0.52	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.52%	0.52%	0.52	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.27%	2.19%	2.13	%(c)
Portfolio turnover rate(d)	96%	54%	45%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

45 | November 30, 2018

RiverFront Dynamic US Flex-Cap ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$32.46	$26.84	$25.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.31	0.17
Net realized and unrealized gain	0.27 (b)	5.59	1.70
Total from investment operations	0.71	5.90	1.87

DISTRIBUTIONS:
From net investment income	(0.38)	(0.28)	(0.16)
Total distributions	(0.38)	(0.28)	(0.16)

NET INCREASE IN NET ASSET VALUE	0.33	5.62	1.71
NET ASSET VALUE, END OF PERIOD	$32.79	$32.46	$26.84
TOTAL RETURN(c)	2.16%	22.08%	7.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$152,464	$40,576	$8,053

Ratio of expenses excluding waiver/reimbursement to average net assets	0.52%	0.52%	0.52	%(d)
Ratio of expenses including waiver/reimbursement to average net assets	0.52%	0.52%	0.52	%(d)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	1.30%	1.05%	1.34	%(d)
Portfolio turnover rate(e)	152%	86%	41%

(a)	Based on average shares outstanding during the period.

(b)	Net realized and unrealized gain on investments per share does not correlate to aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.

(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

46 | November 30, 2018

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$25.21		$25.02		$24.36		$25.02	$24.90

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.06		1.11		1.05		0.88	0.83
Net realized and unrealized gain/(loss)	(0.92)		0.19		0.71		(0.65)	0.11
Total from investment operations	0.14		1.30		1.76		0.23	0.94

DISTRIBUTIONS:
From net investment income	(1.08)		(1.11)		(1.10)		(0.87)	(0.82)
From net realized gains	–		–		–		(0.02)	–
Total distributions	(1.08)		(1.11)		(1.10)		(0.89)	(0.82)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.94)		0.19		0.66		(0.66)	0.12
NET ASSET VALUE, END OF PERIOD	$24.27		$25.21		$25.02		$24.36	$25.02
TOTAL RETURN(b)	0.57%		5.29%		7.38%		0.91%	3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$152,880		$337,769		$326,515		$464,007	$369,065

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%		0.46%		0.46%		0.46%	0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.17	%(c)	0.16	%(d)	0.17	%(d)	0.22%	0.22%
Ratio of net investment income including expenses waiver/reimbursement to average net assets	4.31%		4.41%		4.26%		3.54%	3.30%
Portfolio turnover rate(e)	35%		32%		52%		36%	27%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.

(d)	Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser voluntarily waived all of its 0.30% annual sub-advisory fee payable by the Fund until November 1, 2018.

(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

47 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consists of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic Unconstrained Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

48 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

49 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2018:

RiverFront Dynamic Core Income ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$114,767,603	$–	$114,767,603
Government Bonds	–	27,386,114	–	27,386,114
Short-Term Investments	1,099,883	–	–	1,099,883
TOTAL	$1,099,883	$142,153,717	$–	$143,253,600

RiverFront Dynamic Unconstrained Income ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$22,851,219	$–	$22,851,219
Short-Term Investments	1,264,915	–	–	1,264,915
TOTAL	$1,264,915	$22,851,219	$–	$24,116,134

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$151,017,832	$–	$–	$151,017,832
TOTAL	$151,017,832	$–	$–	$151,017,832

RiverFront Dynamic US Flex-Cap ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$152,324,468	$–	$–	$152,324,468
TOTAL	$152,324,468	$–	$–	$152,324,468

50 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$143,584,164	$–	$143,584,164
Short-Term Investments	7,298,925	–	–	7,298,925
TOTAL	$7,298,925	$143,584,164	$–	$150,883,089

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of November 30, 2018, the liability related to custody overdrafts in RiverFront Dynamic US Dividend Advantage ETF and RiverFront Dynamic US Flex-Cap ETF are based on level 2 inputs.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Distributable Earnings
RiverFront Dynamic Core Income ETF	$(1,183,217)	$1,183,217
RiverFront Dynamic Unconstrained Income ETF	(1,195,150)	1,195,150
RiverFront Dynamic US Dividend Advantage ETF	9,755,512	(9,755,512)
RiverFront Dynamic US Flex-Cap ETF	11,427,252	(11,427,252)
RiverFront Strategic Income Fund	(1,850,058)	1,850,058

The tax character of the distributions paid during the fiscal year ended November 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2018
RiverFront Dynamic Core Income ETF	$2,905,391	$–	$–
RiverFront Dynamic Unconstrained Income ETF	1,868,455	27,433	38,248
RiverFront Dynamic US Dividend Advantage ETF	2,425,732	–	–
RiverFront Dynamic US Flex-Cap ETF	1,321,640	–	–
RiverFront Strategic Income Fund	10,733,170	–	–

51 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

The tax character of the distributions paid during the fiscal year ended November 30, 2017 were as follows:

Ordinary Income
November 30, 2017
RiverFront Dynamic Core Income ETF	$621,587
RiverFront Dynamic Unconstrained Income ETF	408,541
RiverFront Dynamic US Dividend Advantage ETF	753,106
RiverFront Dynamic US Flex-Cap ETF	254,258
RiverFront Strategic Income Fund	14,055,252

As of November 30, 2018, the components of distributable earnings on a tax basis were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$18,140	$–	$159,374	$125,563	$81,613
Accumulated net realized loss on investments	(488,760)	(355,398)	(4,899,426)	(2,515,360)	(9,167,821)
Net unrealized depreciation on investments	(2,314,243)	(417,465)	(3,577,004)	(8,156,170)	(713,257)
Total	$(2,784,863)	$(772,863)	$(8,317,056)	$(10,545,967)	$(9,799,465)

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$80,938	$72,108	$8,400,986	$6,411,793	$575,492
Gross depreciation (excess of tax cost over value)	(2,395,181)	(489,573)	(11,977,990)	(14,567,963)	(1,288,749)
Net unrealized appreciation/(depreciation)	(2,314,243)	(417,465)	(3,577,004)	(8,156,170)	(713,257)
Cost of investments for income tax purposes	$145,567,843	$24,533,599	$154,594,836	$160,480,638	$151,596,346

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$343,434	$145,326
RiverFront Dynamic Unconstrained Income ETF	355,398	–
RiverFront Dynamic US Dividend Advantage ETF	4,899,426	–
RiverFront Dynamic US Flex-Cap ETF	2,515,359	–
RiverFront Strategic Income Fund	6,037,902	3,129,919

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

52 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

As of and during the year ended November 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2018, the Funds had no securities on loan.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic Unconstrained Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.46%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

The Adviser and RiverFront Investment Group, LLC (“the Sub-Adviser”) each served under previous investment advisory and sub-advisory agreements, respectively, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser and the Sub-Adviser each served under an interim investment advisory agreement and interim sub-advisory agreement, respectively, until the current investment advisory and sub-advisory agreements were approved by the Fund’s shareholders.

53 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

Out of the advisory fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for the Funds.

Pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’), the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic Unconstrained Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.35%(a)(b)

(a)	Prior to November 1, 2018, the Fund's Sub-Adviser voluntarily waived all of the annual sub-advisory fee. Effective November 1, 2018, the Fund’s Sub-Adviser ceased its voluntary waiver of all of its annual sub-advisory fee payable by the Fund.
(b)	Prior to November 1, 2018, the Fund’s Sub-Advisory Fee was 0.30%.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

54 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$2,230,286	$17,058,653
RiverFront Dynamic Unconstrained Income ETF	17,453,438	19,415,350
RiverFront Dynamic US Dividend Advantage ETF	106,898,486	107,020,713
RiverFront Dynamic US Flex-Cap ETF	164,273,198	163,480,971
RiverFront Strategic Income Fund	79,993,965	81,876,681

For the year ended November 30, 2018, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$12,300,816	$292,969
RiverFront Strategic Income Fund	6,657,359	6,312,609

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$172,057,642	$69,055,972
RiverFront Dynamic Unconstrained Income ETF	44,537,780	28,780,118
RiverFront Dynamic US Dividend Advantage ETF	153,547,926	57,211,148
RiverFront Dynamic US Flex-Cap ETF	177,414,054	63,097,653
RiverFront Strategic Income Fund	69,954,614	238,263,522

For the year ended November 30, 2018, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$(1,183,570)
RiverFront Dynamic Unconstrained Income ETF	(1,195,150)
RiverFront Dynamic US Dividend Advantage ETF	9,730,860
RiverFront Dynamic US Flex-Cap ETF	11,427,144
RiverFront Strategic Income Fund	(1,844,026)

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

55 | November 30, 2018

RiverFront ETFs

Notes to Financial Statements	November 30, 2018

Transactions related to cross trades during the year ended November 30, 2018, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Riverfront Dynamic US Dividend Advantage ETF	$4,480,763	$3,387,610	$(51,211)
Riverfront Dynamic US Flex-Cap ETF	$3,387,610	$4,480,763	$(251,241)

7.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is currently evaluating the impact of this ASU to the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

8.  SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

56 | November 30, 2018

RiverFront ETFs

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for each Fund are available on the SEC’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic Unconstrained Income ETF	0.00%	0.00%
Riverfront Dynamic US Dividend Advantage ETF	100.00%	99.16%
Riverfront Dynamic US Flex-Cap ETF	100.00%	100.00%
Riverfront Strategic Income Fund	0.00%	0.00%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the ALPS RiverFront Dynamic Unconstrained Income ETF designated $27,433 as long term capital gain dividends made during the fiscal year ended November 30, 2018.

57 | November 30, 2018

RiverFront ETFs

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

58 | November 30, 2018

RiverFront ETFs

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

59 | November 30, 2018

RiverFront ETFs

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

60 | November 30, 2018

Annual Report

November 30, 2018

Sprott Gold Miners ETF (NYSE ARCA: SGDM)
Sprott Junior Gold Miners ETF (NYSE ARCA: SGDJ)

An ALPS Advisors Solution

ALPS
A DST Company

TABLE OF

CONTENTS

Performance Overview
Sprott Gold Miners ETF	1
Sprott Junior Gold Miners ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Schedule of Investments
Sprott Gold Miners ETF	9
Sprott Junior Gold Miners ETF	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets
Sprott Gold Miners ETF	13
Sprott Junior Gold Miners ETF	14
Financial Highlights	15
Notes to Financial Statements	17
Additional Information	25
Trustees & Officers	27

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Sprott Gold Miners ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

Sprott Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of gold and silver mining companies whose stocks are traded on major U.S. exchanges. The Underlying Index uses a transparent, rules-based methodology that is designed to identify the stocks of 25 gold and silver mining companies with the highest beta† to the spot price of gold, with each stock’s weighting in the index adjusted based on its quarterly revenue growth on a year-over-year basis and the quality of its balance sheet, as measured by long-term debt to equity. The Underlying Index is rebalanced on a quarterly basis to incorporate the latest financial data into the screening process. At least 80% of the Underlying Index (by weight) must consist of gold mining companies while no more than 20% may consist of silver mining companies.

SGDM Performance Overview

The Fund for the one-year period ended November 30, 2018 generated a total return of -22.56%, in line with the Underlying Index, which fell -22.03%. The Fund’s Underlying Index emphasizes companies with the highest historical revenue growth and the lowest long-term debt to equity. We believe these are important factors in determining the long-run success of gold miners.

Gold fell 5.27% for the year ended November 30, 2018, pressured by interest rate increases and quantitative tightening by the Federal Reserve, as well as a higher U.S dollar. Gold stocks which are sensitive to the price of gold fell sharply, further exacerbated by investors rotating away from many natural resource sectors in response to the growing trade war and tension with China.

More recently, we have seen investor sentiment shift as U.S. equity markets entered into a price correction in early October. Over the last 2 months of the fiscal year, gold increased by 2.48% as investors sought safe haven assets, while the S&P 500 Total Return index fell -4.94% and the Sprott Gold Miners ETF declined by 2.33% during the same time period. Gold stock valuations remain at very low levels compared to historical levels and should the U.S. equities continue to trend lower in 2019, gold, and thus gold miners, may experience stronger relative performance. One other factor impacting gold stocks is renewed merger and acquisition activity as companies seek strategic transactions to grow their reserves and/or reduce costs. One notable merger announced was between Barrick Gold Corp. and Randgold Resources Ltd., both constituents in the underlying index. The companies will merge on January 1, 2019 and will become the highest producing gold company in the world. We believe that other companies will be pressured to consider mergers if market valuations remain depressed.

Of the 29 positions that were held at some point in the portfolio during the time period, 3 contributed positively while 26 detracted. The top contributor for the period was SSR Mining, Inc. (SSRM), returning 27.88% and contributing .22% to the portfolio. Cia De Minas Buenaventure SAA, ADR (BVN) and Hecla Mining, Inc. (HL) ranked 2nd and 3rd, contributing .17% and .13%, respectively, while returning 1.68% and 5.95%, respectively. Goldcorp, Inc. (GG) detracted the most from the portfolio losing 26.11% resulting in 2.96% off the return. Rangold Resources Ltd-ADR (GOLD) also detracted from the fund, pulling 2.73% from return, down 8.94% for the year.

Performance (as of November 30, 2018)

	1 Year	3 Year	Since Inception^
Sprott Gold Miners ETF - NAV	-22.56%	6.29%	-10.18%
Sprott Gold Miners ETF - Market Price*	-22.84%	6.17%	-10.24%
Sprott Zacks Gold Miners Total Return Index	-22.03%	7.08%	-9.53%
S&P 500® Total Return Index	6.27%	12.16%	10.16%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

†	Beta is defined as a sensitivity measure based on regression against the spot gold price movement during the trailing 36 months.
^	The Fund’s Commencement date was July 15, 2014.

1 | November 30, 2018

Sprott Gold Miners ETF

Performance Overview	November 30, 2018 (Unaudited)

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.

2 | November 30, 2018

Sprott Gold Miners ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

Royal Gold, Inc.	12.36%
Agnico Eagle Mines, Ltd.	11.78%
Goldcorp, Inc.	11.78%
Wheaton Precious Metals Corp.	9.07%
Kirkland Lake Gold, Ltd.	4.93%
Cia de Minas Buenaventura SAA, ADR	4.52%
Barrick Gold Corp.	4.48%
B2Gold Corp.	4.37%
IAMGOLD Corp.	3.71%
AngloGold Ashanti, Ltd., Sponsored ADR	3.39%
Total % of Top 10 Holdings	70.39%

Country Allocation* (as of November 30, 2018)

Canada	74.23%
United States	13.06%
South Africa	8.14%
Peru	4.52%
Money Market Fund	0.05%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

Sprott Junior Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of “junior” gold and silver mining companies whose stocks are traded on major U.S. or Canadian exchanges. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The Underlying Index uses a transparent, rules-based methodology that is designed to identify between 30 to 40 junior gold and silver stocks with market capitalization between $250 million and $2 billion. Excluding companies with market capitalization below $250 million aims to exclude very early stage exploration companies whose historical success rate is low. Each stock’s weighting in the Underlying Index is adjusted based on 2 company factors: 1) Revenue Growth and 2) Price Momentum. The Underlying Index is reconstituted on a semi-annual basis, in November and May, to incorporate the latest factor scores into the selection and weighting process. At least 80% of the Underlying Index (by weight) must consist of junior gold mining companies while no more than 20% may consist of junior silver mining companies.

SGDJ Performance Overview

The Fund for the one-year period ended November 30, 2018 generated a total return of -31.19%, in-line with the Underlying Index, which returned -30.78%. The Fund’s Underlying Index emphasizes companies with the highest historical revenue growth and the strongest relative stock price momentum. We believe these are important factors in determining the long-run success of junior gold miners.

Gold fell 5.27% for the year ended November 30, 2018, pressured by interest rate increases and quantitative tightening by the Federal Reserve, as well as a higher U.S dollar and. Gold stocks which are sensitive to the price of gold fell sharply, further exacerbated by investors rotating away from many natural resource sectors in response to the growing trade war and tension with China. Junior gold stocks lagged their larger market value gold stocks as their share prices have historically been more impacted by changes in the price of gold, their ability to raise investor capital to finance exploration and development and investor sentiment.

More recently, we have seen investor sentiment shift as U.S. equity markets entered into a price correction in early October. Over the last 2 months of the fiscal year, gold increased by 2.48% as investors sought safe haven assets, while the S&P 500 Total Return index fell 4.94% and the Sprott Junior Gold Miners ETF declined 9.76% during the same time period. Gold stock valuations remain at very low levels compared to historical levels and should the U.S. equities continue to trend lower in 2019, gold, and thus gold miners, may experience stronger relative performance. One other factor impacting gold stocks is renewed merger and acquisition activity as companies seek strategic transactions to grow their reserves and/or reduce costs. One notable merger announced was between Barrick Gold Corp. and Randgold Resources Ltd. We believe that other companies will be pressured to consider mergers if market valuations remain depressed. In this scenario, junior gold companies could become attractive takeover candidates by the senior gold companies.

Of the 43 positions that were held at some point in the portfolio for the time period, 6 contributed positively to return while 37 detracted. Oceana Gold Corp (OGC CN) contributed the most to return, adding .89% on a 14.52% gain. SSR Mining Inc (SSRM) contributed ..43%, after returning 27.88% for the year. The bottom two performers in the Fund were New Gold, Inc (NGD) and Guyana Goldfields Inc (GUY CN) detracting 3.46% and 1.14%, respectively. NGD and GUY CN were down 75.45% and 68.92% in total return, respectively, for the period.

Performance (as of November 30, 2018)

	1 Year	3 Year	Since Inception^
Sprott Junior Gold Miners ETF - NAV	-31.19%	4.17%	-2.29%
Sprott Junior Gold Miners ETF - Market Price*	-31.26%	4.11%	-2.35%
Sprott Zacks Junior Gold Miners Total Return Index	-30.78%	5.05%	-1.46%
S&P 500® Total Return Index	6.27%	12.16%	10.18%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

4 | November 30, 2018

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2018 (Unaudited)

^	The Fund’s Commencement date was March 31, 2015.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.

5 | November 30, 2018

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

OceanaGold Corp.	8.22%
Sibanye Gold, Ltd., Sponsored ADR	6.58%
Endeavour Mining Corp.	6.53%
Detour Gold Corp.	6.28%
Pretium Resources, Inc.	5.93%
SSR Mining, Inc.	5.62%
Osisko Gold Royalties, Ltd.	5.54%
Alamos Gold, Inc., Class A	4.61%
Centerra Gold, Inc.	4.34%
Harmony Gold Mining Co., Ltd., Sponsored ADR	3.88%
Total % of Top 10 Holdings	57.53%

Country Allocation* (as of November 30, 2018)

Canada	65.85%
South Africa	10.47%
United States	8.88%
Australia	8.22%
Monaco	6.53%
Money Market Fund	0.05%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2018

Sprott ETFs

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through May 31, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$770.20	0.57%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89
Sprott Junior Gold Miners ETF
Actual	$1,000.00	$732.50	0.57%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7 | November 30, 2018

Sprott ETFs

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Funds”), two of the funds constituting the ALPS ETF Trust, as of November 30, 2018; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016, 2015 and for the period July 15, 2014 (commencement of operations) to November 30, 2014, for Sprott Gold Miners ETF; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016 and for the period March 31, 2015 (commencement of operations) to November 30, 2015, for Sprott Junior Gold Miners ETF; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Sprott Gold Miners ETF as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016. 2015 and for the period July 15, 2014 (commencement of operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Sprott Junior Gold Miners ETF as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016 and for the period March 31, 2015 (commencement of operations) to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

8 | November 30, 2018

Sprott Gold Miners ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.88%)
Gold Mining (84.41%)
Agnico Eagle Mines, Ltd.	414,248	$14,548,390
Alamos Gold, Inc., Class A	1,267,166	4,080,275
AngloGold Ashanti, Ltd., Sponsored ADR	421,859	4,184,841
B2Gold Corp.(a)	2,203,189	5,397,813
Barrick Gold Corp.	434,231	5,536,445
Cia de Minas Buenaventura SAA, ADR	394,900	5,583,886
Gold Fields, Ltd., Sponsored ADR	980,111	2,871,725
Goldcorp, Inc.	1,567,544	14,546,808
Harmony Gold Mining Co., Ltd., Sponsored ADR(a)	945,697	1,418,546
IAMGOLD Corp.(a)	1,501,727	4,580,267
Kinross Gold Corp.(a)	1,394,042	3,777,854
Kirkland Lake Gold, Ltd.	293,241	6,093,548
McEwen Mining, Inc.(b)	1,471,754	2,590,287
New Gold, Inc.(a)	2,405,872	1,830,869
Royal Gold, Inc.	208,709	15,267,063
Sandstorm Gold, Ltd.(a)(b)	714,783	2,994,941
Seabridge Gold, Inc.(a)(b)	125,764	1,473,954
Sibanye Gold, Ltd., Sponsored ADR(a)(b)	648,651	1,582,709
SSR Mining, Inc.(a)	169,855	1,807,257
Yamana Gold, Inc.	1,991,150	4,141,592
Total Gold Mining		104,309,070

Silver Mining (15.47%)
Coeur Mining, Inc.(a)	217,749	860,108
First Majestic Silver Corp.(a)(b)	337,647	1,620,706
Fortuna Silver Mines, Inc.(a)	496,242	1,592,937
Pan American Silver Corp.	297,681	3,840,085
Wheaton Precious Metals Corp.	716,052	11,199,053
Total Silver Mining		19,112,889

TOTAL COMMON STOCKS
(Cost $143,816,432)		123,421,959

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.47%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $62,741)	2.146%	62,741	62,741
	Shares	Value
Investments Purchased with Collateral from Securities Loaned (4.42%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $5,466,850)	5,466,850	$5,466,850
TOTAL SHORT TERM INVESTMENTS
(Cost $5,529,591)		5,529,591

TOTAL INVESTMENTS (104.35%)
(Cost $149,346,023)		$128,951,550
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.35%)		(5,375,974)
NET ASSETS - 100.00%		$123,575,576

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $5,696,443.

See Notes to Financial Statements.

9 | November 30, 2018

Sprott Junior Gold Miners ETF

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.96%)
Gold Mining (87.49%)
Alacer Gold Corp.(a)	381,579	$594,490
Alamos Gold, Inc., Class A	526,088	1,694,003
Centerra Gold, Inc.(a)	392,318	1,594,489
China Gold International Resources Corp., Ltd.(a)	522,467	707,817
Continental Gold, Inc.(a)(b)	130,106	205,639
Detour Gold Corp.(a)	311,074	2,310,842
Eldorado Gold Corp.(a)	1,088,262	617,589
Endeavour Mining Corp.(a)	192,704	2,401,820
Gold Standard Ventures Corp.(a)	188,001	227,481
Golden Star Resources, Ltd.(a)	163,819	483,266
Harmony Gold Mining Co., Ltd., Sponsored ADR	952,410	1,428,615
IAMGOLD Corp.(a)	316,984	966,801
New Gold, Inc.(a)	744,472	566,543
Novagold Resources, Inc.(a)(b)	215,887	792,305
OceanaGold Corp.	1,037,525	3,022,031
Osisko Gold Royalties, Ltd.	271,368	2,036,307
Premier Gold Mines, Ltd.(a)	135,476	160,085
Pretium Resources, Inc.(a)(b)	306,579	2,179,777
Sandstorm Gold, Ltd.(a)(b)	249,059	1,043,557
Seabridge Gold, Inc.(a)(b)	40,872	479,020
SEMAFO, Inc.(a)	219,717	396,885
Sibanye Gold, Ltd., Sponsored ADR(a)(b)	992,283	2,421,171
SSR Mining, Inc.(a)	194,202	2,066,309
Tahoe Resources, Inc.(a)	209,935	736,872
Teranga Gold Corp.(a)	192,538	466,618
TMAC Resources, Inc.(a)(b)(c)	144,549	684,314
Torex Gold Resources, Inc.(a)	150,792	1,183,728
Wesdome Gold Mines, Ltd.(a)	255,427	707,463
Total Gold Mining		32,175,837

Silver Mining (12.47%)
Coeur Mining, Inc.	287,475	1,135,526
Endeavour Silver Corp.(a)(b)	185,796	343,723
First Majestic Silver Corp.(a)(b)	273,948	1,314,951
Fortuna Silver Mines, Inc.(a)	111,461	357,790
Hecla Mining Co.	335,422	798,304
MAG Silver Corp.(a)	60,475	408,735
Silvercorp Metals, Inc.	116,830	227,742
Total Silver Mining		4,586,771

TOTAL COMMON STOCKS
(Cost $49,912,669)		36,762,608

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (15.49%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $17,779)	2.146%	17,779	17,779
	Shares	Value
Investments Purchased with Collateral from Securities Loaned (15.44%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $5,678,103)	5,678,103	$5,678,103
TOTAL SHORT TERM INVESTMENTS
(Cost $5,695,882)		5,695,882

TOTAL INVESTMENTS (115.45%)
(Cost $55,608,551)		$42,458,490
LIABILITIES IN EXCESS OF OTHER ASSETS (-15.45%)		(5,682,322)
NET ASSETS - 100.00%		$36,776,168

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $5,964,337.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2018, the market value of those securities was $684,314 representing 1.86% of net assets.

See Notes to Financial Statements.

10 | November 30, 2018

Sprott ETFs

Statements of Assets and Liabilities	November 30, 2018

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
ASSETS:
Investments, at value	$128,951,550	$42,458,490
Foreign tax reclaims	10,782	4,416
Dividends receivable	140,228	9,766
Total Assets	129,102,560	42,472,672

LIABILITIES:
Payable to adviser	60,134	18,401
Payable for collateral upon return of securities loaned	5,466,850	5,678,103
Total Liabilities	5,526,984	5,696,504
NET ASSETS	$123,575,576	$36,776,168

NET ASSETS CONSIST OF:
Paid-in capital	$239,678,868	$78,166,841
Total distributable earnings	(116,103,292)	(41,390,673)
NET ASSETS	$123,575,576	$36,776,168

INVESTMENTS, AT COST	$149,346,023	$55,608,551

PRICING OF SHARES
Net Assets	$123,575,576	$36,776,168
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	8,100,000	1,700,000
Net Asset Value, offering and redemption price per share	$15.26	$21.63

See Notes to Financial Statements.

11 | November 30, 2018

Sprott ETFs

Statements of Operations	For the Year Ended November 30, 2018

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
INVESTMENT INCOME:
Dividends(a)	$1,429,606	$205,198
Securities lending income	144,462	213,906
Total Investment Income	1,574,068	419,104

EXPENSES:
Investment adviser fees	933,224	685,301
Total Expense	933,224	685,301
NET INVESTMENT INCOME/(LOSS)	640,844	(266,197)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(18,177,008)	(31,413,751)
Net realized gain on foreign currency transactions	16	703
Net realized gain/(loss)	(18,176,992)	(31,413,048)
Net change in unrealized depreciation on investments	(21,732,492)	(5,838,552)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	50
Net change in unrealized appreciation/(depreciation)	(21,732,492)	(5,838,502)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(39,909,484)	(37,251,550)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,268,640)	$(37,517,747)

(a)	Net of foreign tax withholding in the amounts of $101,702 and $30,750 respectively.

See Notes to Financial Statements.

12 | November 30, 2018

Sprott Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$640,844	$387,681
Net realized loss	(18,176,992)	(18,766,501)
Net change in unrealized appreciation/(depreciation)	(21,732,492)	24,893,190
Net increase/(decrease) in net assets resulting from operations	(39,268,640)	6,514,370

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,074,960)	(35,497	)(a)
Total distributions	(1,074,960)	(35,497)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	26,707,445	30,281,812
Cost of shares redeemed	(27,333,679)	(56,080,225)
Net decrease from capital share transactions	(626,234)	(25,798,413)
Net decrease in net assets	(40,969,834)	(19,319,540)

NET ASSETS:
Beginning of year	164,545,410	183,864,950
End of year	$123,575,576	$164,545,410	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,300,000	9,600,000
Shares sold	1,350,000	1,500,000
Shares redeemed	(1,550,000)	(2,800,000)
Shares outstanding, end of period	8,100,000	8,300,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $35,497.
(b)	For the year ended November 30, 2017, Net Assets included accumulated net investment income of $1,061,993.

See Notes to Financial Statements.

13 | November 30, 2018

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment loss	$(266,197)	$(294,722)
Net realized gain/(loss)	(31,413,048)	5,266,703
Net change in unrealized depreciation	(5,838,502)	(8,013,072)
Net decrease in net assets resulting from operations	(37,517,747)	(3,041,091)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(223,108)	(815,000	)(a)
Total distributions	(223,108)	(815,000)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,988,193	151,798,691
Cost of shares redeemed	(84,021,633)	(46,248,833)
Net increase/(decrease) from capital share transactions	(75,033,440)	105,549,858
Net increase/(decrease) in net assets	(112,774,295)	101,693,767

NET ASSETS:
Beginning of year	149,550,463	47,856,696
End of year	$36,776,168	$149,550,463	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,750,000	1,450,000
Shares sold	300,000	4,700,000
Shares redeemed	(3,350,000)	(1,400,000)
Shares outstanding, end of period	1,700,000	4,750,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $815,000.
(b)	For the year ended November 30, 2017, Net Assets included accumulated net investment loss of $(370,715).

See Notes to Financial Statements.

14 | November 30, 2018

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$19.82	$19.15		$12.97		$17.44	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.07	0.04		(0.00	)(b)	0.10	0.02
Net realized and unrealized gain/(loss)	(4.51)	0.63		6.37		(4.52)	(7.58)
Total from investment operations	(4.44)	0.67		6.37		(4.42)	(7.56)

DISTRIBUTIONS:
From net investment income	(0.12)	(0.00	)(b)	(0.19)		(0.05)	–
Total distributions	(0.12)	(0.00	)(b)	(0.19)		(0.05)	–

Net increase/(decrease) in net asset value	(4.56)	0.67		6.18		(4.47)	(7.56)
NET ASSET VALUE, END OF PERIOD	$15.26	$19.82		$19.15		$12.97	$17.44
TOTAL RETURN(c)	(22.56)%	3.52%		49.82%		(25.44)%	(30.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$123,576	$164,545		$183,865		$112,158	$88,956

Ratio of expenses to average net assets	0.57%	0.57%		0.57%		0.57%	0.57	%(d)
Ratio of net investment income/(loss) to average net assets	0.39%	0.21%		(0.01)%		0.61%	0.31	%(d)
Portfolio turnover rate(e)	82%	101%		74%		78%	36%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

15 | November 30, 2018

Sprott Junior Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period March 31, 2015 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$31.48	$33.00	$19.65	$24.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.06)	(0.09)	(0.05)	0.04
Net realized and unrealized gain/(loss)	(9.74)	(0.87)	13.56	(4.57)
Total from investment operations	(9.80)	(0.96)	13.51	(4.53)

DISTRIBUTIONS:
From net investment income	(0.05)	(0.56)	(0.16)	–
Total distributions	(0.05)	(0.56)	(0.16)	–

Net increase/(decrease) in net asset value	(9.85)	(1.52)	13.35	(4.53)
NET ASSET VALUE, END OF PERIOD	$21.63	$31.48	$33.00	$19.65
TOTAL RETURN(b)	(31.19)%	(2.99)%	69.35%	(18.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$36,776	$149,550	$47,857	$23,579

Ratio of expenses to average net assets	0.57%	0.57%	0.57%	0.57	%(c)
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.26)%	(0.14)%	0.29	%(c)
Portfolio turnover rate(d)	37%	74%	61%	71%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

16 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the specified Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

17 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2018:

Sprott Gold Miners ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$123,421,959	$–	$–	$123,421,959
Short-Term Investments
Money Market Fund	62,741	–	–	62,741
Investments Purchased with Collateral from Securities Loaned	5,466,850	–	–	5,466,850
TOTAL	$128,951,550	$–	$–	$128,951,550

18 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

Sprott Junior Gold Miners ETF
Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$36,762,608	$–	$–	$36,762,608
Short-Term Investments
Money Market Fund	17,779	–	–	17,779
Investments Purchased with Collateral from Securities Loaned	5,678,103	–	–	5,678,103
TOTAL	$42,458,490	$–	$–	$42,458,490

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Gold and Silver Mining Industry Risk

The Funds are concentrated in the gold and silver mining industry. As a result, these Funds will be sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so a Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which each Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Funds’ investment in them.

D. Foreign Investment Risk

The Funds’ investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Funds will not enter into transactions to hedge against declines in the value of a Fund’s assets that are denominated in a foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates.

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

19 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

F. Concentration Risk

Each Fund seeks to track its respective Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Based on the current composition of their respective Underlying Indexes, the Funds will be concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in each Fund.

G. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

H. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
Sprott Gold Miners ETF	$2,085,908	$(2,085,908)
Sprott Junior Gold Miners ETF	(17,780,810)	17,780,810

The tax character of the distributions paid during the fiscal year ended November 30, 2018 and November 30, 2017 were as follows:

Ordinary Income
November 30, 2018
Sprott Gold Miners ETF	$1,074,960
Sprott Junior Gold Miners ETF	223,108
November 30, 2017
Sprott Gold Miners ETF	$35,497
Sprott Junior Gold Miners ETF	815,342

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$67,552,573	$28,696,456
Sprott Junior Gold Miners ETF	19,210,513	8,511,041

The following fund elected to defer to the period ending November 30, 2019, late year ordinary losses:

Fund	Amount
Sprott Junior Gold Miners ETF	$220,134

As of November 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated net investment income	Accumulated net realized loss on investments	Other accumulated differences	Net unrealized appreciation/(depreciation) on investments	Total
Sprott Gold Miners ETF	$644,032	$(96,249,029)	$–	$(20,498,295)	$(116,103,292)
Sprott Junior Gold Miners ETF	–	(27,721,554)	(220,134)	(13,448,985)	(41,390,673)

20 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
Gross appreciation (excess of value over tax cost)	$3,044,175	$124,583
Gross depreciation (excess of tax cost over value)	(23,542,470)	(13,573,528)
Net depreciation of foreign currency	–	(40)
Net unrealized appreciation (depreciation)	(20,498,295)	(13,448,985)
Cost of investments for income tax purposes	$149,449,845	$55,907,435

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF have incorporated no uncertain tax positions that require a provision for income taxes.

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of November 30, 2018:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Sprott Gold Miners ETF	$5,696,443	$5,466,850	$687,112	$6,153,962
Sprott Junior Gold Miners ETF	5,964,337	5,678,103	609,501	6,287,604

21 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2018:

Sprott Gold Miners ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$5,466,850	$–	$–	$–	$5,466,850
Total Borrowings					5,466,850
Gross amount of recognized liabilities for securities lending (collateral received)					$5,466,850

Sprott Junior Gold Miners ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$5,678,103	$–	$–	$–	$5,678,103
Total Borrowings					5,678,103
Gross amount of recognized liabilities for securities lending (collateral received)					$5,678,103

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual unitary fee stated below based on the Fund’s average daily net assets payable monthly. The Adviser served under the previous investment advisory agreement, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.57%
Sprott Junior Gold Miners ETF	0.57%

Out of the unitary management fee, the Adviser pays substantially all expenses for each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services for the Funds.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator to the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

22 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$132,194,144	$132,620,113
Sprott Junior Gold Miners ETF	43,724,775	44,155,066

For the year November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$26,707,327	$27,353,475
Sprott Junior Gold Miners ETF	8,988,293	84,018,864

For the year ended November 30, 2018, the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF had in-kind net realized gains/(losses) of $2,314,328 and $(16,871,718) respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

Each Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2018 was as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Sprott Gold Miners ETF	$796,379	$994,357	$(66,535)
Sprott Junior Gold Miners ETF	$994,357	$897,601	$(449,966)

7. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

23 | November 30, 2018

Sprott ETFs

Notes to Financial Statements	November 30, 2018

8. SHAREHOLDER MEETING

A Special Meeting of Shareholders of the Funds, each a series of the Trust, was held at the offices of ALPS Fund Services, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203 on August 21, 2018. At the meeting, the following matters were voted on by the Shareholders. The results of the Special Meeting of Shareholders are noted below:

Proposal 1: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and the Adviser.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Sprott Gold Miners ETF	3,987,385	595,263	Yes
Sprott Junior Gold Miners ETF	2,076,846	623,738	Yes

Proposal 2: To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional Shareholder approval.

	Shares Voted In Favor	Shares Voted Against/Withheld or Abstentions	Proposal Approved
Sprott Gold Miners ETF	3,453,699	1,128,949	Yes
Sprott Junior Gold Miners ETF	1,932,152	768,431	Yes

9. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

10. SUBSEQUENT EVENTS

The Board has approved on September 20, 2018 an Agreement and Plan of Reorganization (“Agreement”) providing for the reorganization (the “Reorganizations”) of the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each, a “Target Fund”) into corresponding newly-created exchange-traded funds (ETFs) of the Sprott ETF Trust (the “Acquiring Funds”). Each Acquiring Fund will have the same name as its corresponding Target Fund, and will be subject to substantially the same investment objective, investment strategies, policies, and risks as the corresponding Target Fund, except with respect to each Target Fund’s respective Underlying Index (as defined in each Target Fund’s prospectus). The change in indices will not be effective until after the closing of the Reorganizations. The Acquiring Funds will be advised by Sprott Asset Management LP and the Target Funds’ current investment adviser, ALPS Advisors, Inc., will continue to be responsible for day-to-day portfolio management as sub-adviser to the Acquiring Funds. Each Acquiring Fund is expected to have a lower expense ratio relative to its corresponding Target Fund. Pursuant to the Agreement, all of the assets and liabilities of each Target Fund will be transferred to its corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional shares. As a result of the Reorganizations, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund (and cash with respect to any fractional shares held by a Target Fund shareholder) with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganizations. Each of the Reorganizations is expected to be a tax-free transaction and is subject to shareholder approval.

24 | November 30, 2018

Sprott ETFs

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following for the calendar year ended December 31, 2018:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$88,154	$1,135,874

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
Sprott Gold Miners ETF	86.63%	24.78%
Sprott Gold Miners Junior ETF	76.06%	0.00%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

LICENSING AGREEMENTS

Sprott Gold Miners ETF

Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:

The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

25 | November 30, 2018

Sprott ETFs

Additional Information	November 30, 2018 (Unaudited)

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Sprott Junior Gold Miners ETF

Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Junior Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:

The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

26 | November 30, 2018

Sprott ETFs

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

27 | November 30, 2018

Sprott ETFs

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

28 | November 30, 2018

Sprott ETFs

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 - 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

29 | November 30, 2018

866.759.5679 | alpsfunds.com

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS
A DST Company

2018
ANNUAL REPORT
ALPS ETF TRUST

EQLT WORKPLACE EQUALITY PORTFOLIO

TABLE OF

CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Additional Information	20
Trustees & Officers	21

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

www.alpsfunds.com

Workplace Equality Portfolio

Performance Overview	November 30, 2018 (Unaudited)

Investment Objective

The Workplace Equality Portfolio (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Workplace Equality Index™ (the “Underlying Index”).

The Underlying Index is designed to provide a means of tracking the performance of companies which support workplace equality for lesbian, gay, bisexual and transgender (“LGBT”) employees. The Underlying Index consists of approximately 200 publicly traded stocks of U.S. and foreign companies which support equality for LGBT employees through their workplace practices, including non-discrimination policies regarding sexual orientation and gender identity and providing full benefits to for same-sex spouses, domestic partners and transgender individuals. The Underlying Index is compiled by Segall Bryant & Hamill, LLC (“SBH” or the “Index Provider”). The Index Provider uses publicly available lists and screening sources such as the National Gay & Lesbian Chamber of Commerce®, Diversity Inc. Top 50®, Stonewall® or other screening sources, to identify companies with workplace policies that meet the Underlying Index’s criteria for equality for LGBT employees as described above (as well as market capitalization and liquidity requirements). The Index Provider also utilizes its own proprietary database for index screening. The criteria are subject to change in response to changes in law.

Performance Overview

For the fiscal year ended November 30, 2018, the equal-weighted Workplace Equality Index returned 3.42%. In contrast, the capitalization- weighted S&P 500 Total Return Index (the “S&P 500 Index”) returned 6.27% during the same period. Most of this performance gap was caused by the equal-weight construction of the index. Both financials and consumer discretionary are sectors with significant weight in the index (financials 19.7% average weight and consumer discretionary 17.43%). Both had negative contributions to return (financials reduced relative return by 128 basis points while consumer discretionary created a 228 basis point drag on performance).

Most of the damage in the financial sector underperformance came from our European bank holdings, Credit Suisse (down 29%) and Deutsche Bank (down 51%). Within the consumer discretionary sector, Amazon alone accounted for 80 basis points of relative underperformance. Although Amazon was added to the index in June, the stock had already rallied throughout the year. Combined with our relatively smaller weighting in the stock, the negative effect was 80 basis points in that stock alone.

Within the information technology sector, our equal-weight construction did not significantly detract from return even though the weights of technology titans such as Apple, Microsoft, Intel and Visa are significantly lower in the Workplace Equality Index than the S&P 500 index. Excellent performance by some of the smaller technology stocks in the index such as CA Inc., Conduent, Intuit and salesforce.com helped overall sector for the year. Our underweighting in both energy and healthcare, combined with index constituents that outperformed their peer sectors in the S&P 500 Index added to overall performance.

The top five contributors to relative return over the fiscal year ended November 30, 2018 were Norfolk Southern Corp., Abercrombie & Fitch Co., Facebook, Anthem and General Electric Company where our relative underweight benefited as the stock dropped 57% during the twelve-month period. The bottom five contributors were Owens Corning (overweight), Raytheon Company (overweight), Microsoft (underweight), Amazon (underweight) and Electronic Arts (underweight).

The Workplace Equality Index is made up of companies doing business in the U.S. that have best-of-class LGBT-inclusive workplace policies. These companies tend to be leaders in embracing a diverse workforce. The index has historically had a large overweighting of companies that represent what many refer to as the “new economy” such as communications services, consumer discretionary and financials, while being underweight “old economy” sectors like energy and utilities. It is our opinion, that companies where every employee is treated with dignity, respect and equality will lead to better shareholder returns in the long run.

1 | November 30, 2018

Workplace Equality Portfolio

Performance Overview	November 30, 2018 (Unaudited)

Performance (as of November 30, 2018)

	1 Year	3 Year	Since Inception^
Workplace Equality Portfolio – NAV	2.69%	11.19%	9.55%
Workplace Equality Portfolio – Market Price*	2.72%	11.21%	9.57%
Workplace Equality IndexTM	3.42%	12.03%	10.38%
S&P 500® Total Return Index	6.27%	12.16%	11.05%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.844.375.8383.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date was February 25, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Workplace Equality IndexTM: an equal weighted index of companies that support lesbian, gay, bisexual and transgender (LGBT) equality in their workplace.

The S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect Fund performance.

The Fund invests in stocks of companies which meet the Underlying Index's criteria for supporting workplace equality for LGBT employees. The trend of companies supporting workplace equality in this fashion is relatively recent, and there may be a limited number of companies which meet the Underlying Index's criteria.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Workplace Equality Portfolio is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Workplace Equality Portfolio.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with SBH.

2 | November 30, 2018

Workplace Equality Portfolio

Performance Overview	November 30, 2018 (Unaudited)

Top 10 Holdings* (as of November 30, 2018)

CVS Health Corp.	0.52%
Under Armour, Inc., Class C	0.47%
Tech Data Corp.	0.47%
Workday, Inc., Class A	0.46%
United Technologies Corp.	0.45%
Tesla, Inc.	0.45%
Starbucks Corp.	0.45%
Walgreens Boots Alliance, Inc.	0.45%
McDonald's Corp.	0.44%
Hormel Foods Corp.	0.44%
Total % of Top 10 Holdings	4.60%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2018)

Financials	19.88%
Consumer Discretionary	16.16%
Health Care	12.98%
Information Technology	12.37%
Industrials	10.90%
Consumer Staples	8.86%
Communication Services	7.99%
Utilities	3.94%
Materials	2.73%
Real Estate	2.15%
Energy	1.41%
Money Market Fund	0.63%
Total	100.00%

Growth of $10,000 (as of November 30, 2018)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2018

Workplace Equality Portfolio

Disclosure of Fund Expenses	November 30, 2018 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2018.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/18	Ending Account Value 11/30/18	Expense Ratio(a)	Expenses Paid During Period 6/1/18 - 11/30/18(b)
Workplace Equality Portfolio
Actual	$1,000.00	$1,017.80	0.75%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2018

Workplace Equality Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Workplace Equality Portfolio (the “Fund”), one of the funds constituting the ALPS ETF Trust, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2018, 2017, 2016, 2015 and for the period February 25, 2014 (commencement of operations) to November 30, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Workplace Equality Portfolio of ALPS ETF Trust as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended November 30, 2018, 2017, 2016, 2015 and for the period February 25, 2014 (commencement of operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 24, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

5 | November 30, 2018

Workplace Equality Portfolio

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
COMMON STOCKS (99.21%)
Communication Services (7.98%)
Alphabet, Inc., Class C(a)	73	$79,893
AT&T, Inc.	2,534	79,162
BT Group PLC, Sponsored ADR	5,697	95,197
CBS Corp., Class B	1,519	82,299
Comcast Corp., Class A	2,264	88,319
Electronic Arts, Inc.(a)	743	62,464
Facebook, Inc., Class A(a)	519	72,977
Global Eagle Entertainment, Inc.(a)(b)	39,018	95,984
Interpublic Group of Cos., Inc.	3,650	85,775
Live Nation Entertainment, Inc.(a)	1,608	89,534
Netflix, Inc.(a)	236	67,527
Pearson PLC, Sponsored ADR(b)	7,508	92,123
Sirius XM Holdings, Inc.(b)	12,109	75,439
Sprint Corp.(a)	13,396	84,127
TEGNA, Inc.	7,218	95,927
T-Mobile US, Inc.(a)	1,238	84,741
Twitter, Inc.(a)	2,979	93,690
Verizon Communications, Inc.	1,593	96,058
Viacom, Inc., Class B	2,614	80,668
Walt Disney Co.	780	90,082
Yelp, Inc.(a)	1,709	57,542
Total Communication Services		1,749,528

Consumer Discretionary (16.13%)
Abercrombie & Fitch Co., Class A	4,187	87,550
Amazon.com, Inc.(a)	44	74,367
American Eagle Outfitters, Inc.	3,574	74,804
Aramark	1,991	75,777
Best Buy Co., Inc.	1,044	67,432
Caesars Entertainment Corp.(a)	7,839	66,788
Choice Hotels International, Inc.	1,027	79,972
Darden Restaurants, Inc.	768	84,895
Dollar General Corp.	790	87,682
eBay, Inc.(a)	2,473	73,819
Ford Motor Co.	8,895	83,702
GameStop Corp., Class A(b)	5,104	69,721
Gap, Inc.	3,124	85,254
General Motors Co.	2,393	90,814
Groupon, Inc.(a)	21,847	67,070
Hilton Grand Vacations, Inc.(a)	2,539	81,400
Hilton Worldwide Holdings, Inc.	1,059	79,997
Home Depot, Inc.	397	71,587
Hyatt Hotels Corp., Class A	1,087	77,514
InterContinental Hotels Group PLC, ADR(b)	1,346	73,936
Kohl's Corp.	1,121	75,298
L Brands, Inc.	2,805	92,874
Macy's, Inc.	2,397	82,025
Marriott International, Inc., Class A	645	74,194
Mattel, Inc.(a)(b)	5,120	71,168
Security Description	Shares	Value
Consumer Discretionary (continued)
McDonald's Corp.	514	$96,894
MGM Resorts International	2,987	80,530
NIKE, Inc., Class B	987	74,143
Nordstrom, Inc.	1,410	74,547
Office Depot, Inc.	25,847	83,486
Royal Caribbean Cruises, Ltd.	650	73,496
Sony Corp., Sponsored ADR	1,478	78,068
Starbucks Corp.	1,470	98,078
Tapestry, Inc.	1,678	65,325
Target Corp.	987	70,038
Tesla, Inc.(a)	283	99,186
Tiffany & Co.	673	61,243
TJX Cos., Inc.	1,558	76,108
Toyota Motor Corp., Sponsored ADR	676	82,120
Under Armour, Inc., Class C(a)	4,572	102,093
Visteon Corp.(a)	823	60,754
Whirlpool Corp.	682	86,021
Wyndham Destinations, Inc.	1,947	80,742
Wyndham Hotels & Resorts, Inc.	1,530	76,699
Wynn Resorts, Ltd.	618	67,609
Total Consumer Discretionary		3,536,820

Consumer Staples (8.85%)
Altria Group, Inc.	1,353	74,185
Avon Products, Inc.(a)	35,123	74,461
Brown-Forman Corp., Class B	1,715	81,840
Campbell Soup Co.	2,171	85,103
Clorox Co.	561	92,913
Coca-Cola Co.	1,812	91,325
Colgate-Palmolive Co.	1,250	79,400
Constellation Brands, Inc., Class A	394	77,129
Diageo PLC, Sponsored ADR	610	88,053
Estee Lauder Cos., Inc., Class A	589	84,027
General Mills, Inc.	1,917	81,108
Hain Celestial Group, Inc.(a)	3,258	67,441
Hershey Co.	829	89,781
Hormel Foods Corp.	2,148	96,853
Kellogg Co.	1,165	74,152
Kimberly-Clark Corp.	733	84,566
Kraft Heinz Co.	1,497	76,527
Kroger Co.	2,834	84,056
Mondelez International, Inc., Class A	1,957	88,026
PepsiCo, Inc.	742	90,479
Procter & Gamble Co.	1,003	94,794
Unilever NV, NY Shares	1,533	85,097
Walgreens Boots Alliance, Inc.	1,158	98,048
Total Consumer Staples		1,939,364

Energy (1.41%)
BP PLC, Sponsored ADR	1,889	76,221
Chevron Corp.	699	83,139
ConocoPhillips	1,110	73,460

6 | November 30, 2018

Workplace Equality Portfolio

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Energy (continued)
Royal Dutch Shell PLC, Class A	1,254	$75,742
Total Energy		308,562

Financials (19.84%)
American Express Co.	769	86,336
American International Group, Inc.	1,548	66,951
Ameriprise Financial, Inc.	573	74,347
Aon PLC	549	90,645
Aviva PLC, Sponsored ADR	6,563	67,599
Bank of America Corp.	2,736	77,702
Bank of Montreal	1,035	77,107
Bank of New York Mellon Corp.	1,624	83,327
Barclays PLC, Sponsored ADR	9,142	75,604
BB&T Corp.	1,638	83,702
BlackRock, Inc.	173	74,046
Capital One Financial Corp.	858	76,945
Charles Schwab Corp.	1,650	73,920
Chubb, Ltd.	604	80,779
Citigroup, Inc.	1,150	74,508
CNA Financial Corp.	1,777	83,377
Comerica, Inc.	892	70,629
Credit Suisse Group AG, Sponsored ADR	5,367	63,438
Deutsche Bank AG	6,829	62,554
Discover Financial Services	1,070	76,291
FactSet Research Systems, Inc.	368	86,292
Fifth Third Bancorp	2,907	81,193
First American Financial Corp.	1,602	77,425
Franklin Resources, Inc.	2,624	88,927
Genworth Financial, Inc., Class A(a)	19,845	92,478
Goldman Sachs Group, Inc.	363	69,220
Hartford Financial Services Group, Inc.	1,659	73,311
HSBC Holdings PLC, Sponsored ADR	1,936	82,357
Huntington Bancshares, Inc.	5,362	78,232
JPMorgan Chase & Co.	724	80,502
KeyCorp	4,060	74,460
M&T Bank Corp.	487	82,308
Marsh & McLennan Cos., Inc.	995	88,257
MetLife, Inc.	1,779	79,397
Moody's Corp.	486	77,308
Morgan Stanley	1,747	77,549
Navient Corp.	5,961	68,552
Northern Trust Corp.	794	78,789
PNC Financial Services Group, Inc.	596	80,925
Principal Financial Group, Inc.	1,434	70,725
Progressive Corp.	1,192	79,018
Prudential Financial, Inc.	817	76,602
Royal Bank of Canada	1,057	77,436
S&P Global, Inc.	398	72,778
State Street Corp.	969	70,756
Sun Life Financial, Inc.	2,084	76,670
Security Description	Shares	Value
Financials (continued)
SunTrust Banks, Inc.	1,189	$74,538
T Rowe Price Group, Inc.	763	75,812
Thomson Reuters Corp.	1,710	86,047
Toronto-Dominion Bank	1,405	77,697
Travelers Cos., Inc.	641	83,567
UBS Group AG	5,100	69,003
Unum Group	2,138	76,776
US Bancorp	1,561	85,012
Voya Financial, Inc.	1,671	75,111
Wells Fargo & Co.	1,556	84,460
Total Financials		4,349,297

Health Care (12.96%)
AbbVie, Inc.	925	87,200
AmerisourceBergen Corp.	935	83,121
Amgen, Inc.	411	85,591
Anthem, Inc.	313	90,792
AstraZeneca PLC, Sponsored ADR	2,242	89,276
athenahealth, Inc.(a)	622	82,788
Baxter International, Inc.	1,088	74,582
Becton Dickinson and Co.	326	82,397
Biogen, Inc.(a)	245	81,761
Boston Scientific Corp.(a)	2,283	86,001
Bristol-Myers Squibb Co.	1,379	73,721
Cardinal Health, Inc.	1,562	85,644
Centene Corp.(a)	599	85,208
Cerner Corp.(a)	1,321	76,499
Cigna Corp.	421	94,043
CVS Health Corp.	1,427	114,445
Eli Lilly & Co.	794	94,200
Express Scripts Holding Co.(a)	897	91,019
Gilead Sciences, Inc.	1,117	80,357
GlaxoSmithKline PLC, Sponsored ADR	2,139	89,560
Henry Schein, Inc.(a)	989	88,219
Humana, Inc.	253	83,356
Johnson & Johnson	603	88,581
Laboratory Corp. of America Holdings(a)	499	72,674
McKesson Corp.	629	78,311
Medtronic PLC	884	86,217
Merck & Co., Inc.	1,194	94,732
Novartis AG, Sponsored ADR	1,005	91,988
Pfizer, Inc.	1,912	88,392
Sanofi, Sponsored ADR	1,964	89,067
Teva Pharmaceutical Industries, Ltd., Sponsored ADR(a)	3,469	74,722
Thermo Fisher Scientific, Inc.	351	87,592
UnitedHealth Group, Inc.	317	89,191
Total Health Care		2,841,247

Industrials (10.89%)
3M Co.	390	81,089
Alaska Air Group, Inc.	1,202	88,059
American Airlines Group, Inc.	1,942	77,991

7 | November 30, 2018

Workplace Equality Portfolio

Schedule of Investments	November 30, 2018

Security Description	Shares	Value
Industrials (continued)
Arconic, Inc.	3,739	$80,314
Boeing Co.	227	78,715
Cummins, Inc.	558	84,292
Emerson Electric Co.	1,083	73,124
FedEx Corp.	341	78,089
Fortive Corp.	970	73,788
General Electric Co.	7,007	52,553
Harris Corp.	514	73,476
Herman Miller, Inc.	2,164	73,273
Huron Consulting Group, Inc.(a)	1,702	94,750
IHS Markit, Ltd.(a)	1,555	82,990
JetBlue Airways Corp.(a)	4,239	82,745
Lockheed Martin Corp.	250	75,108
ManpowerGroup, Inc.	997	80,936
Navigant Consulting, Inc.	3,659	93,744
Nielsen Holdings PLC	3,099	84,200
Norfolk Southern Corp.	464	79,223
Northrop Grumman Corp.	275	71,467
Owens Corning	1,488	77,599
Raytheon Co.	424	74,344
Republic Services, Inc.	1,148	88,786
Rockwell Automation, Inc.	430	74,966
Southwest Airlines Co.	1,322	72,194
Steelcase, Inc., Class A	4,562	73,904
United Continental Holdings, Inc.(a)	939	90,801
United Technologies Corp.	815	99,300
WW Grainger, Inc.	237	74,427
Total Industrials		2,386,247

Information Technology (12.35%)
Accenture PLC, Class A	494	81,273
Adobe, Inc.(a)	327	82,041
Alliance Data Systems Corp.	340	68,122
Apple, Inc.	390	69,646
Autodesk, Inc.(a)	555	80,198
Automatic Data Processing, Inc.	561	82,703
Booz Allen Hamilton Holding Corp.	1,725	88,510
Broadridge Financial Solutions, Inc.	635	67,228
CDW Corp.	956	88,602
Cisco Systems, Inc.	1,770	84,730
Corning, Inc.	2,401	77,360
Fidelity National Information Services, Inc.	780	84,201
Hewlett Packard Enterprise Co.	4,948	74,220
HP, Inc.	3,266	75,118
Intel Corp.	1,856	91,519
International Business Machines Corp.	564	70,088
Intuit, Inc.	386	82,809
Leidos Holdings, Inc.	1,211	76,293
Mastercard, Inc., Class A	380	76,407
Microsoft Corp.	738	81,837
Security Description	Shares	Value
Information Technology (continued)
NCR Corp.(a)	2,935	$81,329
NetApp, Inc.	990	66,201
Nokia OYJ, Sponsored ADR	15,399	84,233
NVIDIA Corp.	324	52,951
Oracle Corp.	1,691	82,453
PayPal Holdings, Inc.(a)	936	80,318
QUALCOMM, Inc.	1,143	66,591
salesforce.com, Inc.(a)	541	77,233
Symantec Corp.	4,094	90,518
Tech Data Corp.(a)	1,132	101,823
Texas Instruments, Inc.	787	78,582
Visa, Inc., Class A	562	79,641
Workday, Inc., Class A(a)	610	100,040
Xerox Corp.	3,085	83,048
Total Information Technology		2,707,866

Materials (2.72%)
Alcoa Corp.(a)	1,928	61,329
Ball Corp.	1,893	92,965
Chemours Co.	2,083	59,324
DowDuPont, Inc.	1,220	70,577
Eastman Chemical Co.	846	66,682
Ecolab, Inc.	530	85,060
Linde PLC	514	81,752
PPG Industries, Inc.	727	79,483
Total Materials		597,172

Real Estate (2.15%)
CBRE Group, Inc., Class A(a)	1,876	81,943
DiamondRock Hospitality Co.	7,309	77,037
Iron Mountain, Inc.	2,344	79,626
Jones Lang LaSalle, Inc.	589	84,345
Park Hotels & Resorts, Inc.	2,596	80,009
Weyerhaeuser Co.	2,575	68,006
Total Real Estate		470,966

Utilities (3.93%)
American Electric Power Co., Inc.	1,198	93,132
Duke Energy Corp.	1,075	95,213
Entergy Corp.	1,036	90,194
Exelon Corp.	1,967	91,249
NiSource, Inc.	3,397	89,749
PG&E Corp.(a)	1,824	48,117
Portland General Electric Co.	1,861	89,607
PPL Corp.	2,881	88,130
Public Service Enterprise Group, Inc.	1,640	91,676
Sempra Energy	732	84,341
Total Utilities		861,408

TOTAL COMMON STOCKS
(Cost $19,226,441)		21,748,477

8 | November 30, 2018

Workplace Equality Portfolio

Schedule of Investments	November 30, 2018

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.31%)
Money Market Fund (0.63%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $137,386)	2.146%	137,386	$137,386

Investments Purchased with Collateral from Securities Loaned (1.68%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.24%
(Cost $368,556)		368,556	368,556
TOTAL SHORT TERM INVESTMENTS
(Cost $505,942)			505,942

TOTAL INVESTMENTS (101.52%)
(Cost $19,732,383)			$22,254,419
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.52%)			(332,768)
NET ASSETS - 100.00%			$21,921,651

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $430,500.

See Notes to Financial Statements.

9 | November 30, 2018

Workplace Equality Portfolio

Statement of Assets and Liabilities	November 30, 2018

ASSETS:
Investments, at value	$22,254,419
Foreign tax reclaims	330
Dividends receivable	48,799
Total Assets	22,303,548

LIABILITIES:
Payable to adviser	13,341
Payable for collateral upon return of securities loaned	368,556
Total Liabilities	381,897
NET ASSETS	$21,921,651

NET ASSETS CONSIST OF:
Paid-in capital	$19,137,735
Total distributable earnings	2,783,916
NET ASSETS	$21,921,651

INVESTMENTS, AT COST	$19,732,383

PRICING OF SHARES
Net Assets	$21,921,651
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	600,000
Net Asset Value, offering and redemption price per share	$36.54

See Notes to Financial Statements.

10 | November 30, 2018

Workplace Equality Portfolio

Statement of Operations	For the Year Ended November 30, 2018

INVESTMENT INCOME:
Dividends(a)	$452,823
Securities lending income	8,507
Total Investment Income	461,330

EXPENSES:
Investment adviser fees	157,736
NET INVESTMENT INCOME	303,594

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	963,109
Net realized loss on foreign currency transactions	(80)
Total Net realized gain	963,029
Net change in unrealized depreciation on investments	(903,209)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4
Total net change in unrealized depreciation	(903,205)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	59,824
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$363,418

(a)	Net of foreign tax withholding of $5,850.

See Notes to Financial Statements.

11 | November 30, 2018

Workplace Equality Portfolio

Statements of Changes in Net Assets

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
OPERATIONS:
Net investment income	$303,594	$201,164
Net realized gain	963,029	572,823
Net change in unrealized appreciation/depreciation	(903,205)	2,027,738
Net increase in net assets resulting from operations	363,418	2,801,725

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(212,000)	(183,001	)(a)
Total distributions	(212,000)	(183,001)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,460,781	4,813,655
Cost of shares redeemed	(3,692,322)	(1,553,228)
Net increase from capital share transactions	3,768,459	3,260,427
Net increase in net assets	3,919,877	5,879,151

NET ASSETS:
Beginning of year	18,001,774	12,122,623
End of year	$21,921,651	$18,001,774	(b)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	500,000	400,000
Shares sold	200,000	150,000
Shares redeemed	(100,000)	(50,000)
Shares outstanding, end of period	600,000	500,000

(a)	For the year ended November 30, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $183,001.

(b)	For the year ended November 30, 2017, net assets included accumulated net investment loss of $184,792.

See Notes to Financial Statements.

12 | November 30, 2018

Workplace Equality Portfolio

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period February 25, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$36.00	$30.31	$27.69	$27.92	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.53	0.45	0.46	0.36	0.28
Net realized and unrealized gain/(loss)	0.43	5.70	2.55	(0.20)	2.64
Total from investment operations	0.96	6.15	3.01	0.16	2.92

DISTRIBUTIONS:
From net investment income	(0.42)	(0.46)	(0.39)	(0.39)	–
Total distributions	(0.42)	(0.46)	(0.39)	(0.39)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.54	5.69	2.62	(0.23)	2.92
NET ASSET VALUE, END OF PERIOD	$36.54	$36.00	$30.31	$27.69	$27.92
TOTAL RETURN(b)	2.69%	20.56%	11.04%	0.59%	11.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$21,922	$18,002	$12,123	$9,691	$6,979

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75	%(c)
Ratio of net investment income to average net assets	1.44%	1.38%	1.69%	1.31%	1.42	%(c)
Portfolio turnover rate(d)	31%	22%	34%	26%	8%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calcualted for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	Annualized.

See Notes to Financial Statements.

13 | November 30, 2018

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2018

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2018, the Trust consisted of twenty separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Workplace Equality Portfolio (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the price and yield of the Workplace Equality IndexTM. The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

14 | November 30, 2018

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2018

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

WORKPLACE EQUALITY PORTFOLIO

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$21,748,477	$–	$–	$21,748,477
Short Term Investments
Money Market Fund	137,386	–	–	137,386
Investments Purchased with Collateral from Securities Loaned	368,556	–	–	368,556
Total	$22,254,419	$–	$–	$22,254,419

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

15 | November 30, 2018

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2018

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Distributable Earnings
Workplace Equality Portfolio	$861,714	$(861,714)

Capital loss carryovers used during the period ended November 30, 2018 were $66,201.

The tax character of the distributions paid during the fiscal year ended November 30, 2018 and November 30, 2017 were as follows:

Ordinary Income
November 30, 2018
Workplace Equality Portfolio	$212,000
November 30, 2017
Workplace Equality Portfolio	$183,001

As of November 30, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Workplace Equality Portfolio
Undistributed net investment income	$300,520
Net unrealized appreciation on investments	2,483,396
Total	$2,783,916

As of November 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Workplace Equality Portfolio
Gross appreciation (excess of value over tax cost)	$3,693,709
Gross depreciation (excess of tax cost over value)	(1,210,313)
Net unrealized appreciation (depreciation)	$2,483,396
Cost of investments for income tax purposes	$19,771,023

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

16 | November 30, 2018

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2018

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2018:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Workplace Equality Portfolio	$430,500	$368,556	$80,414	$448,970

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2018:

Workplace Equality Portfolio	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$368,556	$–	$–	$–	$368,556
Total Borrowings					368,556
Gross amount of recognized liabilities for securities lending (collateral received)					$368,556

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (“Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual unitary fee of 0.75% based on the Fund’s average daily net assets payable monthly. The Adviser served under the previous investment advisory agreement, since the commencement of the Fund until these agreements were terminated on April 16, 2018, due to a change of control of the Adviser’s parent company. Beginning April 16, 2018, the Adviser served under an interim investment advisory agreement, until the current investment advisory agreement was approved by the Fund’s shareholders.

17 | November 30, 2018

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2018

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, both the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio	$6,365,182	$7,705,745

For the year ended November 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio	$7,456,738	$2,367,615

For the year ended November 30, 2018, the Workplace Equality Portfolio had in-kind net realized gain of $872,050.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2018, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Workplace Equality Portfolio	$78,437	$–	$–

18 | November 30, 2018

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2018

7.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of November 30, 2018.

8.  SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

19 | November 30, 2018

Workplace Equality Portfolio

Additional Information	November 30, 2018 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
Workplace Equality Portfolio	100.00%	100.00%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

LICENSING AGREEMENT

Segall Bryant & Hamill, LLC ("SBH") has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the Workplace Equality Index™, the underlying index of the Workplace Equality Portfolio (the “Fund”). The following disclosure relates to such licensing agreement:

SBH is the designer of the construction and methodology for the Index. “SBH” and “Workplace Equality Index™” are service marks or trademarks of SBH. SBH acts as brand licensor for the Index. SBH is not responsible for the descriptions of the Index or the Fund that appear herein. SBH is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by SBH. SBH makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived there from and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. SBH has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. SBH is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. SBH has no obligation or liability in connection with the administration or trading of the Fund.

SBH does not guarantee the accuracy and/or completeness of the Index or any data included therein, and SBH shall have no liability for any errors, omissions, or interruptions therein. SBH makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. SBH makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall SBH have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

20 | November 30, 2018

Workplace Equality Portfolio

Trustees & Officers	November 30, 2018 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not-for-profit organization) 2010 – present; Board Member, History Colorado, 2015 – present; Trustee, Boettcher Foundation, 2018.	21	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2018

Workplace Equality Portfolio

Trustees & Officers	November 30, 2018 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Since December 2017	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2018

Workplace Equality Portfolio

Trustees & Officers	November 30, 2018 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Kathryn Burns, 1976	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS Variable Investment Trust, the Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and the RiverNorth Opportunities Fund Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS Variable Investment Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

23 | November 30, 2018

ANNUAL REPORT | November 30, 2018

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended November 30, 2018 and November 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $362,845 and $342,670, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2018 and November 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal year ended November 30, 2018 and November 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $117,010 and $110,455, respectively. The fiscal year 2018 and 2017 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal year ended November 30, 2018 and November 30, 2017, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2018 and November 30, 2017 of the Registrant were $442,410 and $415,355, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $117,010 and $110,455 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $325,400 and $304,900, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on February 6, 2015.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	February 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	February 5, 2019

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Financial Officer)
Treasurer

Date:	February 5, 2019